    As filed with the Securities and Exchange Commission on April 26, 1999
                                             Registration No. 333-11137
                                                              811-1930

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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                                    Form N-3

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

                          PRE-EFFECTIVE AMENDMENT NO.                        [_]

                         POST-EFFECTIVE AMENDMENT NO. 5                      [X]

                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]

                                AMENDMENT NO. 33                             [X]

                      NEW ENGLAND VARIABLE ANNUITY FUND I
                           (Exact name of registrant)

                      METROPOLITAN LIFE INSURANCE COMPANY
                          (Name of insurance company)

                  One Madison Avenue, New York, New York 10010
          (Address of insurance company's principal executive offices)

              Insurance Company's Telephone Number: (212) 578-5364

    Name and Address of Agent for                       Copy to:
              Service:

                                                   John M. Loder, Esq.
        Gary A. Beller, Esq.                          Ropes & Gray
 Metropolitan Life Insurance Company             One International Place
         One Madison Avenue                 Boston, Massachusetts 02110-2624
      New York, New York 10010

  It is proposed that this filing will become effective (check appropriate box):

    [_] immediately upon filing pursuant to paragraph (b)

    [X] on April 30, 1999 pursuant to paragraph (b)

    [_] 60 days after filing pursuant to paragraph (a)(1)

    [_] on (date) pursuant to paragraph (a)(1)

    [_] 75 days after filing pursuant to paragraph (a)(2)

    [_] on (date) pursuant to paragraph (a)(2)

  Title of Securities Being Registered: Individual Variable Annuity
  Contracts.

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--------------------------------------------------------------------------------

                          PROSPECTUS
                          NEW ENGLAND VARIABLE ANNUITY FUND I
                          Individual Variable Annuity Contracts
                          -----------------------------------------------------
                          Issued by
                          Metropolitan Life Insurance Company
                          One Madison Avenue, New York, New York 10010

                          Designated Office:
                          New England Life Insurance Company
                          501 Boylston Street, Boston, Massachusetts 02116
                          (617) 578-2000

                                APRIL 30, 1999

  This prospectus describes individual variable annuity contracts for individuals and certain qualified and nonqualified retirement plans. Deferred contracts can be purchased with either a single payment or flexible payments, and immediate contracts can be purchased with a single payment. We invest net purchase payments in New England Variable Annuity Fund I (the "Fund"), a separate investment account of Metropolitan Life Insurance Company (the "Company", "we", "us" or "our"). The investment objective of the Fund is growth of capital through investment primarily in equity securities of a diversified group of companies and industries.

   New England Mutual Life Insurance Company initially issued the contracts. New England Mutual merged into us on August 30, 1996.

  We currently are not offering any new contracts. However, holders of existing flexible payment deferred contracts may continue to make purchase payments.

  Please read this prospectus carefully and keep it for reference. This prospectus contains information that you should know before investing. You can obtain a Statement of Additional Information ("SAI") dated April 30, 1999. The SAI is filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in this prospectus. The Table of Contents for the SAI is on page 22 of this prospectus. For a free copy of the SAI, write to New England Securities Corporation, 399 Boylston Street, Boston, Massachusetts 02116.

  New England Securities Corporation, an indirect subsidiary of the Company, serves as principal underwriter for the Fund.

    NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE
     CONTRACTS OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-------------------------------------------------------------------------------
SPECIAL TERMS USED IN THIS PROSPECTUS
-------------------------------------------------------------------------------

 Annuitant: the person on whose life the variable annuity contract is issued ("you" if the contract is not owned by an individual).

 Fund: a separate investment account of the Company through which amounts at-tributable to the variable annuity contracts are aggregated and invested.

 Payee: any person entitled to receive payments under the contract. The term includes (1) an Annuitant, (2) a beneficiary or contingent beneficiary who be-comes entitled to death proceeds, or (3) you, on surrender or partial surren-der of the contract.

 Contractholder: the person or entity with legal rights of ownership in the contract ("you").

 Deferred Contract: a variable annuity contract in which annuity payments be-gin on a selected future maturity date.

 Immediate Contract: a variable annuity contract in which annuity payments be-gin at a date agreed upon by us and you. This date is normally the date the purchase payment is applied.

 Purchase Payments: amounts paid to us to purchase a variable annuity.

 After-tax Purchase Payments: the balance of purchase payments remaining after deducting any applicable state premium taxes.

 Net Purchase Payments: the balance of purchase payments remaining after de-ducting (1) any applicable state premium taxes and (2) sales and administra-tive expenses.

 Accumulation Period: the period during which amounts are accumulated under a deferred annuity contract before application under a payment option.

 Annuity Period: the period beginning when amounts accumulated under a de-ferred annuity contract are applied under a payment option. An immediate annu-ity contract is always in the annuity period.

 Accumulation Unit: an accounting device used to calculate the contract value before annuity payments begin.

 Annuity Unit: an accounting device used to calculate the dollar amount of an-nuity payments.

 Maturity Date: the date on which annuity payments are scheduled to begin.

 Designated Office: Our Designated Office for requests and elections, and com-munications regarding death of the Annuitant or Contractholder is New England Life Insurance Company, located at 501 Boylston Street, Boston, Massachusetts 02116, (617) 578-2000. Our Designated Office for the receipt of Purchase Pay-ments is P.O. Box 75099, Chicago, IL 60675-5099.

-------------------------------------------------------------------------------
                                  HIGHLIGHTS
-------------------------------------------------------------------------------

  VARIABLE ANNUITY CONTRACTS -- The variable annuity contracts are for use by individuals and with certain retirement plans that qualify for tax-benefited treatment.

  The basic objective of the contracts is to provide annuity payments that will tend to conform to changes in the cost of living more closely than a fixed annuity would. To achieve this goal, annuity payments are based on the changing values of the Fund's assets.

  THE COMPANY -- The contracts were originally issued by New England Mutual. On August 30, 1996, New England Mutual merged into us. New England Mutual's separate corporate existence then ended, and we assumed legal ownership of all of the assets of New England Mutual, including the Fund and its assets. As a result of the merger, we are responsible for all of New England Mutual's lia-bilities and obligations, including those created under the contracts. The contracts now are variable contracts funded by a separate account, and each Contractholder has become one of our policyholders. The merger is not expected to have any adverse tax con-sequences on you or other contractholders.

  THE FUND'S ADVISER -- Capital Growth Management Limited Partnership ("CGM") is investment adviser to the Fund for a fee equal to an annual rate of .3066% of the Fund's average daily net assets. (See "Investment Advisory Services and Deductions.")

  PURCHASE OF VARIABLE ANNUITY CONTRACTS -- No new contracts are being offered at this time, but if you hold an existing flexible payment deferred contract, you may continue to make purchase payments. In certain states, a premium tax charge may be deducted from the purchase payment. (In other states, a premium tax may be deducted from the contract value when annuity payments begin. The maximum premium tax is 3.5%.) We then make a deduction for sales and adminis-trative expenses from each after-tax purchase payment. Such expenses may ag-gregate up to 9% of the after-tax purchase payment for flexible payment de-ferred contracts and 8% of the after-tax purchase payment for single purchase payment deferred or immediate contracts. The deduction from any purchase pay-ment for sales expenses will not exceed 6% of the after-tax payment. Reduced sales charges apply in certain cases. (See "Deductions from Purchase Payments for Sales and Administrative Services and Premium Taxes.")

  OTHER DEDUCTIONS -- We are compensated for the mortality and expense risks associated with the contracts by daily deductions from the Fund's net assets equal to, on an annual basis, a maximum of .9490% for deferred contracts and
 .6935% for immediate contracts. (See "Mortality and Expense Risks and Deduc-tions.")

  SURRENDER OF CONTRACT -- Before annuity payments begin, you may surrender the contract without charge for its cash value or for other types of early payment. (See "Surrender (Redemption) Proceeds" under "Accumulation Period (Deferred Contracts).")

-------------------------------------------------------------------------------
                                 EXPENSE TABLE
-------------------------------------------------------------------------------

  The following table lists the charges and expenses that you will incur as a Contractholder. The items listed include charges deducted from purchase payments and charges assessed against the Fund's assets. The purpose of the table is to help you understand the various direct and indirect costs and expenses that you will incur.(1)

CONTRACTHOLDER TRANSACTION EXPENSES

                                       FLEXIBLE PURCHASE     SINGLE PURCHASE
                                       PAYMENT CONTRACTS    PAYMENT CONTRACTS
                                       ------------------ ---------------------
Sales Load Imposed on Purchases (as a
 percentage of purchase payments
 after deduction of any applicable
 premium tax)(2).....................          6.0%       6.00% of first $5,000
                                                          3.75% of next $95,000
                                                          1.75% of excess
Administrative Charge Imposed on
 Purchases (as a percentage of each
 purchase payment after deduction of
 any applicable premium tax).........  3.00% of first $46 2.00% of first $5,000
                                       2.00% of excess    0.25% of excess

ANNUAL EXPENSES
 (as a percentage of average net assets)(3)

   Management Fee......................................................... 0.31%
   Expense Risk Fee....................................................... 0.11%
   Mortality Risk Fee(4).................................................. 0.84%
   Other Expenses......................................................... 0.08%
                                                                           ----
     TOTAL ANNUAL EXPENSES................................................ 1.34%

EXAMPLE (5)

  There are no extra expenses if you surrender or annuitize your contract. At the end of the time periods listed below, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
For a flexible purchase payment deferred con-
 tract:                                         $93    $120    $148     $229
For a single purchase payment deferred con-
 tract(6):                                      $93    $119    $148     $229

-------
NOTES:
(1) All charges and expenses apply for the duration of the contracts, except that the mortality and expense risk fees do not apply during the annuity period if you elect to transfer the proceeds of the contract from the Fund to our general assets. (See "Fixed Payment Options.")
(2) Premium taxes are not charged in all states and vary in amount from state to state. The maximum premium tax currently deducted by us is 3.5%. In most states, we deduct the premium tax from the contract value when you elect to begin annuity benefits, rather than from purchase payments when we receive them. (See "Deductions from Purchase Payments for Sales and Administrative Services and Premium Taxes.")
(3) We have rounded the percentages shown in the Annual Expenses portion of the table to the nearest hundredth of a percent. (See "Deductions from Fund Assets.")
(4) The fee shown is for a deferred contract. The mortality risk fee for an immediate contract is 0.58% of the Fund's average net assets. Therefore, total annual expenses for an immediate contract would be lower than for a deferred contract. (See "Mortality and Expense Risks and Deductions.")
(5) You should not consider the Example to be a representation of past or future expenses. Actual expenses may be greater or less than those shown. The figures assume that no premium tax has been deducted. Also, we have rounded all expense amounts to the nearest dollar.
(6) The minimum purchase payment for a single purchase payment contract is $2,000. However, we are not offering new contracts at this time.

                     PER UNIT INCOME AND CAPITAL CHANGES
         (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)
      (The 1997 and 1998 information in this table comes from financial statements audited by Deloitte & Touche LLP,independent accountants, whose report accompanies the financial statements of the Fund. The information in this table relating to each of the three years in the period ended December
    31, 1996, comes from financial statements audited by Coopers & Lybrand L.L.P., independent accountants, whose report accompanies the financial statements of the Fund.)

                                                   YEAR ENDED DECEMBER 31
                            ------------------------------------------------------------------------
                             1998   1997    1996   1995   1994    1993   1992    1991   1990   1989
                            ------ ------  ------ ------ ------  ------ ------  ------ ------ ------
  Income and expenses:
   Total investment
    income................  $  .50 $  .29  $  .28 $  .24 $  .29  $  .16 $  .25  $  .24 $  .16 $  .22
   Operating expenses.....     .38    .32     .24    .19    .16     .15    .14     .13    .10    .09
                            ------ ------  ------ ------ ------  ------ ------  ------ ------ ------
   Net investment income
    (loss)................  $  .12 $ (.03) $  .04 $  .05 $  .13  $  .01 $  .11  $  .11 $  .06 $  .13
                            ------ ------  ------ ------ ------  ------ ------  ------ ------ ------
  Capital changes:
   Net investment income
    (loss)................  $  .12 $ (.03) $  .04 $  .05 $  .13  $  .01 $  .11  $  .11 $  .06 $  .13
   Net realized and
    unrealized gains
    (losses) on
    investments...........    7.91   4.50    3.52   4.57  (1.08)   1.26   (.37)   3.35    .34   1.10
                            ------ ------  ------ ------ ------  ------ ------  ------ ------ ------
   Net increase (decrease)
    in
    accumulation unit
    value.................    8.03   4.47    3.56   4.62   (.95)   1.27   (.26)   3.46    .40   1.23
  Accumulation unit value
   at
   beginning of period....   24.55  20.08   16.52  11.90  12.85   11.58  11.84    8.38   7.98   6.75
                            ------ ------  ------ ------ ------  ------ ------  ------ ------ ------
  Accumulation unit value
   at end of period.......  $32.58 $24.55  $20.08 $16.52 $11.90  $12.85 $11.58  $11.84 $ 8.38 $ 7.98
                            ------ ------  ------ ------ ------  ------ ------  ------ ------ ------
  Ratio of operating
   expenses to
   average net assets
   (%)....................    1.34   1.35    1.34   1.35   1.26    1.26   1.25    1.26   1.26   1.26
  Ratio of net investment
   income (loss) to
   average net assets
   (%)....................     .44   (.09)    .22    .34   1.06     .11    .98    1.11    .69   1.72
  Portfolio turnover (%)..  195.15 209.18  196.25 228.26 139.43  154.15 171.55  157.43 136.52 206.90
  Number of accumulation
   units
   outstanding at end of
   period
   (in thousands).........   2,220  2,694   3,013  3,399  4,038   4,411  5,104   5,499  5,961  6,958


 ----------------------------------------------------------------------------
 FINANCIAL STATEMENTS
 ----------------------------------------------------------------------------

   The financial statements of the Fund and our financial statements are included in the Statement of Additional Information.

-------------------------------------------------------------------------------
                               FUND PERFORMANCE
-------------------------------------------------------------------------------

  The average annual total return of the Fund illustrated below is based upon accumulation unit values for the 1, 5 and 10 year periods ending December 31, 1998. Calculations are based on a single investment of $1,000 assumed to be made at the beginning of each period shown. These calculations reflect the maximum sales and administrative load of 9% of the first $46 and 8% of the balance. These calculations do not include any premium tax charges, which apply in certain states and would reduce the results shown. The net amount (the Net Purchase Payment) is divided by the accumulation unit value at the beginning of each of the 1, 5 and 10 year periods to arrive at the number of accumulation units held during each period. The units held are multiplied by the accumulation unit value on December 31, 1998 to arrive at the contract value. The average annual total return is the annual compounded rate of return that would produce the contract value on December 31, 1998.

                          AVERAGE ANNUAL TOTAL RETURN

Period Ending December 31, 1998
   1 Year................................................................. 22.0%
   5 Years................................................................ 18.4%
  10 Years................................................................ 16.1%


  The Fund's Annual and Semi-Annual Reports also illustrate historical investment performance by showing the percentage change in the unit value without reflecting the impact of any sales and administrative charges. The average annual total returns shown above are lower than the historical investment performance for the same periods because average annual total returns reflect sales and administrative charges. The percent change in unit value represents the increase in contract value that would occur if you did not make any purchase payments or surrenders during the year. The Reports show the percent change in unit value for every calendar year since inception of the Fund. Additionally, the Reports show the percent change in unit value from inception of the Fund to the date of the report and for the 15, 10, 5, and 1 year periods ending with the date of the report. The percentage change is calculated by dividing the difference in unit values at the beginning and end of the period by the beginning unit value.

-------------------------------------------------------------------------------
DESCRIPTION OF THE COMPANY AND THE FUND
-------------------------------------------------------------------------------

 We are a mutual life insurance company whose principal office is at One Madi-son Avenue, New York, N.Y. 10010. We were organized in 1866 under the laws of the State of New York and have engaged in the life insurance business under our present name since 1868. We operate as a life insurance company in all 50 states, the District of Columbia, Puerto Rico and all provinces of Canada. We have over $358 billion in assets under management.

 The contracts were originally issued by New England Mutual. On August 30, 1996, New England Mutual merged into us, and we acquired the Fund and assumed the liabilities and obligations under the contracts.

 New England Life Insurance Company, which was a subsidiary of New England Mu-tual and became a subsidiary of us as a result of the merger, provides admin-istrative services for the contracts and the Fund. These administrative serv-ices include maintenance of your records and accounting, valuation, regulatory and reporting services. New England Life, located at 501 Boylston Street, Bos-ton, Massachusetts 02116, is our designated office for requests and elections, and communications regarding death of the Annuitant or Contractholder, as fur-ther described below. Our Designated Office for the receipt of Purchase Pay-ments is P.O. Box 75099, Chicago, IL, 60675-5099.

 New England Mutual established the Fund in 1969 as a separate investment ac-count under Massachusetts law. The Fund is currently a separate investment ac-count of ours, subject to New York law. The Fund is registered as an open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Fund meets the definition of a "separate account" under Federal securities laws.

 The variable annuity contracts provide that the assets in the Fund shall not be chargeable with liabilities arising out of any other business that we may conduct. The income and realized and unrealized capital gains or losses of the Fund must be credited to or charged against the Fund without regard to our other income and capital gains or losses. The obligations arising under the variable annuity contracts are general corporate obligations for us.

 The Fund is managed by its Board of Managers, which is elected by you and the other Contractholders in accordance with the 1940 Act. The affairs of the Fund are conducted in accordance with Rules and Regulations adopted by the Board.

 The Rules and Regulations of the Fund permit it to reorganize and qualify as a unit investment trust or to terminate registration under the 1940 Act. In each case, approval by a majority vote of the Contractholders is needed, as well as any necessary approval of the SEC.

-------------------------------------------------------------------------------
THE VARIABLE ANNUITY CONTRACTS
-------------------------------------------------------------------------------

 You may make one or more Purchase Payments to the Company. If you have a de-ferred contract, each Net Purchase Payment is credited to your contract in the form of Accumulation Units. If you have an immediate contract, the Net Pur-chase Payment is credited in the form of Annuity Units. The value of these Units fluctuates in accordance with the net investment results of the Fund.

A. HOW CONTRACT PURCHASE PAYMENTS MAY BE MADE

 The initial Purchase Payment for a flexible payment deferred contract must be at least $10. Thereafter, Purchase Payments of $10 or more may be made at any time. We may, however, limit the amount of Purchase Payments made in any con-tract year to three times the anticipated annual contribution specified by you in your contract application. After your first Purchase Payment, you are not required to make any further payments to keep the contract in force.

B. ACCUMULATION UNIT VALUES, ANNUITY UNIT VALUES AND NET INVESTMENT FACTORS

 Accumulation Unit Values are used to value deferred contracts during the Ac-cumulation Period, as described below in C. 2 of this section under the cap-tion "Accumulation Period (Deferred Contracts)--Contract Value." Annuity Unit Values are used to determine the number of Annuity Units credited under a variable payment option at annuitization and the amounts of payments made pur-suant to a variable payment option during the Annuity Period. Accumulation
Unit Values and Annuity Unit Values are determined after the close of the New York Stock Exchange on each day it is open for trading. The calculation is made by multiplying the current Accumulation Unit Value or Annuity Unit Value, as the case may be, by the appropriate Net Investment Factor determined as of the closing of the New York Stock Exchange on that day. To determine a Net Invest-ment Factor, the Fund takes into account (1) the investment income paid or ac-crued on its assets since the previous determination of such Net Investment Factor, plus or minus realized and unrealized capital gains or losses during such period, and (2) deductions for any taxes paid or reserved due to the in-come and realized and unrealized capital gains on assets of the Fund, other ex-penses paid by the Fund, expense risk charge and mortality risk charge. The formulas for determining Net Investment Factors are described under the caption "Net Investment Factor" in the Statement of Additional Information. The Net In-vestment Factor used to determine current Annuity Unit Values for immediate contracts will differ from the Net Investment Factor used to determine current Accumulation Unit Values during the Accumulation Period and Annuity Unit Values during the Annuity Period for deferred contracts. This is because we make dif-ferent deductions for mortality risk assumptions for each type of contract.

 To determine the value of the Fund's assets, each security traded on a na-tional securities exchange or on the NASDAQ national market system is valued at the last reported sale price on the principal exchange on a given day. If there has been no reported sale on that day, then the last reported bid price on that day is used. Any security traded in the over-the-counter market is valued at the last reported bid price. Any securities or other assets for which current market quotations are not readily available are valued at fair value as deter-mined in good faith by CGM acting under the supervision of the Board of Manag-ers.

C. ACCUMULATION PERIOD (DEFERRED CONTRACTS)

1. How Accumulation Units are Calculated

 During the Accumulation Period, each Net Purchase Payment is credited to your contract in the form of Accumulation Units. The number of Accumulation Units credited is equal to the Net Purchase Payment divided by the value of an Accu-mulation Unit next determined following receipt of the Purchase Payment at our Designated Office.

2. Contract Value

 The value of your contract during the Accumulation Period is determined by multiplying the total number of Accumulation Units credited to your contract by the current value of an Accumulation Unit (the "Accumulation Unit Value").

3. Surrender (Redemption) Proceeds

 While the Annuitant is living, you may surrender your contract for its value in cash during the Accumulation Period or apply the value under a fixed or variable payment option during the Accumulation Period. (See "Annuity Payment Options Available" and "General Limitations on Options.") Your request for sur-render must be in writing. We must receive your request at our Designated Of-fice prior to the Maturity Date or the death of the Annuitant (whichever is earlier). We normally pay surrender proceeds within seven days, subject to our right to suspend payments under some circumstances described below. You also may make a partial surrender or withdrawal in the same manner. We are not re-quired to permit a partial surrender or withdrawal that would reduce the con-tract value to less than $200. Further, the Federal tax laws impose penalties upon, and in some cases prohibit, certain premature distributions from the con-tracts. (See "Federal Income Tax Status.")

 When we receive a request for surrender, we will cancel the number of Accumu-lation Units necessary to equal the dollar amount of the withdrawal. Surrenders will be based on Accumulation Unit Values next determined after the surrender request is received at our Designated Office or, if payment is to be made under a payment option, at a later date as may be specified in the surrender request.

 Surrender proceeds will be increased accordingly if surrender of a contract results in a credit against the premium tax liability of the Company.

 The Fund may suspend the right of surrender or redemption and may postpone payment when:

 . the exchange is closed on dates other than weekends or holidays,

 . permitted by the rules of the SEC during periods when trading on the ex-change is restricted,

 . an emergency makes it impracticable for the Fund to dispose of its securi-ties or to determine the value of its net assets fairly, or

 . permitted by the SEC for the protection of investors.

 No redemption is permitted in connection with a contract issued pursuant to the Optional Retirement Program of The University of Texas System prior to the Annuitant's death, retirement, or termination of employment in all institutions of higher education.

 If contracts are issued in connection with retirement plans, you should refer to each contract and the terms of the applicable plan or trust regarding limi-tations or restrictions on surrender for cash or other forms of early settle-ment. You also should pay careful attention to tax consequences. (See "Federal Income Tax Status.")

4. Death Proceeds

 If the Annuitant or Contractholder dies during the Accumulation Period under a deferred contract, we will pay to the beneficiary the contract's death pro-ceeds after we receive due proof of death. Death proceeds are equal to the greater of (1) all Purchase Payments made, without interest, adjusted for any partial surrenders, and (2) the value of the contract next determined on the date when due proof of death is received at our Designated Office or the date on which you make written election of payment at our Designated Office (which-ever is later). (See restrictions on payment options imposed by Section 72(s) of the Code, discussed below.)

 Death proceeds are paid in cash or applied to one or more of the fixed or variable methods of payment available (see "Annuity Payment Options Avail-able"), depending upon the election made by you during your life (or if appli-cable, the life of the Annuitant). Such an election, particularly in the case of contracts issued for tax qualified retirement plans, is subject to any ap-plicable requirements of Federal tax law. If you have not made such an elec-tion, payment will be in a single sum, unless the beneficiary elects an annu-ity payment option within 90 days after we receive due proof of the Annuitant's or Contractholder's death. Whether and when you make such an elec-tion could affect when you are deemed to have received the contract's death proceeds under the tax laws.

 Section 72(s) of the Code requires that, in order to qualify as annuities un-der Section 72 of the Code, all contracts (1) issued after January 18, 1985 and (2) not for use with various tax qualified retirement plans, must have limitations on the period during which payments from the contract may be made upon the death of the Contractholder or Annuitant. Please refer to your con-tract for a description of these limitations. There are rules comparable to
Section 72(s) that govern the timing of payments after the death of the Annui-tant for tax-benefited retirement plans. (See discussion under heading "Dis-tributions from the Contract" on page 18 of this prospectus.)

 Deferred contracts subject to the law of Texas issued before May 1, 1978 con-tain a special death benefit provision. Please refer to such contracts for a description of this provision.

D. ANNUITY PERIOD (DEFERRED AND IMMEDIATE CONTRACTS)

 The Annuity Period for a deferred contract begins when amounts accumulated under the contract are applied under an annuity payment option. An immediate contract is always in the Annuity Period.

1. Choice of Retirement Date and Annuity Payment Option

 If a contract is used in connection with tax qualified retirement plans, please refer to the terms of the particular plan. Such plan will ordinarily provide for a time when benefits must begin, the period during which such pay-ments may be made, the payment options that may be selected, and the minimum annual amounts of such payments.

 A. DEFERRED CONTRACTS

 When you apply for a deferred contract, ordinarily you select (1) a retire-ment date (Maturity Date) on which we will begin to make annuity payments and
(2) a form of payment option. (See "Annuity Payment Options Available.") You may select any of the annuity payment options on a fixed or variable basis, or a combination of both. You may (within the limits of the retirement plan, if your contract is issued in connection with such a plan) defer the Maturity Date or change the annuity payment form at any time before annuity payments would otherwise have begun. You also may surrender the contract in whole or in part at any time before or on the Maturity Date.

 B. IMMEDIATE CONTRACTS

 Under immediate contracts, annuity payments begin on a date mutually agreed upon by us and you, normally the date that the Purchase Payment is applied to the contract. Only the Single Life Annuity and Joint Life Annuity Options are available under these contracts, and only on a variable payment basis (see "Annuity Payment Options Available"). The purchaser of an immediate contract may, at any time before the first annuity payment, surrender the contract for the surrender proceeds, which would be the amount of assets established in the Fund to meet the obli-gation for future annuity payments under the contract. Payment of surrender proceeds is made in the same manner as under deferred contracts. (See "Surren-der (Redemption) Proceeds.")

2. Sex-Neutral Contracts

 In 1983, the United States Supreme Court ruled that annuity benefits derived from contributions made to certain employer-sponsored plans on or after August 1, 1983 must be determined on a sex-neutral basis. Under the decision, bene-fits derived from contributions made prior to August 1, 1983 can continue to be calculated on a sex-distinct basis. The Court's decision does not affect nonemployer-related individual retirement accounts funded through the purchase of variable annuity contracts by an individual.

 Except as described below, the contracts use sex-neutral annuity rates if an-nuity payments under such contracts began after August 1, 1983. Sex-neutral annuity rates are the applicable male rates, whether the Payee is male or fe-male. Sex-distinct annuity rates continue to apply only to contracts for which annuity payments began prior to August 1, 1983. (See "Variable Payment Options.")

 For contracts issued in New York or Oregon for use in situations not involv-ing an employer-sponsored plan, we will calculate benefits on a sex-distinct basis.

3. Fixed and Variable Payment Options

 When you select an annuity payment option (see "Annuity Payment Options Available" below), you also may choose to apply annuity proceeds to a fixed payment option, a variable payment option or a combination of both. If you do not select a payment option by the Maturity Date, variable payments will be made while the Payee is living or for ten years, whichever is longer. (See "Annuity Payment Options Available" below.)

 A. FIXED PAYMENT OPTIONS

 Fixed payment options are available only under deferred contracts. We will transfer all proceeds applied under fixed payment options from the Fund to our general assets. These proceeds will no longer participate in or be affected by the investment performance of the Fund.

 When the option selected involves a life contingency, the applicable annuity purchase rates vary depending on the particular annuity payment option se-lected and on the age of the Payee (and, where sex-neutral annuity rates do not apply, on the sex of the Payee). Annuity purchase rates are used to calcu-late the first payment received under a payout option.

 B. VARIABLE PAYMENT OPTIONS

 When a variable payment option is elected under a deferred contract, the pro-ceeds (or the selected portion thereof) will be applied at the annuity pur-chase rates that we currently are using for immediate contracts, or at the an-nuity purchase rates stated in the contract, whichever are more favorable to the Payee. In the case of immediate contracts, the Net Purchase Payment is ap-plied at our current variable annuity purchase rates.

 As in the case of fixed payment options, when the option selected involves a life contingency, the applicable annuity purchase rates vary depending on the particular annuity payment option selected and the age of the Payee (and where sex-neutral annuity rates do not apply, on the sex of the Payee). Under the variable payment options, however, payments may vary from month to month, de-pending upon the investment performance of the Fund.

 We determine the amount of the basic payment level by applying the appropri-ate annuity purchase rates to the proceeds used to provide the annuity. The amount of the initial variable annuity payment is the same as the basic pay-ment level unless the contract is an immediate contract and the initial pay-ment is due more than 14 days after the Net Purchase Payment is applied. The older the Payee, the greater the basic payment level, because the Payee's life expectancy, and thus the period of anticipated income payments, will be short-er. Under contracts with sex-distinct purchase rates, a given contract value will require a higher basic payment for a male Payee than for a female Payee, reflecting the longer life expectancy of females. If you have selected a pay-ment option that provides for a refund at death of the Payee or that guaran-tees that payments will be made for a certain period after the death of the Payee, the contract value will produce a lower basic payment level.

 If you select an assumed interest rate, it will affect both the basic payment level and the amount by which subsequent payments to the Payee increase or de-crease. If the net investment performance of the Fund is the same as the as-sumed interest rate, the monthly payments will remain level. If the net in-vestment performance exceeds the assumed interest rate, the monthly payments will increase. Conversely, if the net investment performance is less than the assumed interest rate, the payments will decrease.

 Unless otherwise provided, we will assume an annual interest rate of 3.5%. If a 3.5% rate would trigger a first payment that is larger than permitted under applicable state law or regula-tion, then we will select a lower rate. Subject to our consent, and if permit-ted under applicable state law, you may elect a different annual assumed in-terest rate, up to 5%.

 Election of a higher assumed interest rate produces a larger initial payment, a more slowly rising series of subsequent payments when the actual net invest-ment performance exceeds the assumed interest rate, and a more rapid drop in subsequent payments when the actual net investment performance is less than the assumed interest rate.

 We will continue to deduct "expense risk" and "mortality risk" charges from the Fund's assets after the Maturity Date if we make annuity payments under any variable payment option, including an option not involving a life contin-gency and under which we bear no mortality risk. (See "Mortality and Expense Risks and Deductions" below for an explanation of these risk charges.)

4. Annuity Payment Options Available

 A. PAYMENTS FOR SPECIFIED PERIOD (DEFERRED CONTRACTS ONLY)

 The proceeds may be paid in monthly payments for a definite number of years selected by you up to 30 years.

 B. SINGLE LIFE ANNUITY

 This option and the Joint Life Annuity option (see below) involve life con-tingencies, since they provide that payments will be made during the continua-tion of one or more lives.

  i.  With No Period Certain

  We pay the proceeds in monthly payments during the life of the Payee. This form of Single Life Annuity option offers the maximum level of monthly pay-ments under an option, payable over the entire life of the Payee. UNDER THIS FORM, IT WOULD BE POSSIBLE TO RECEIVE ONLY ONE ANNUITY PAYMENT IF THE PAYEE SHOULD DIE BEFORE THE DUE DATE OF THE SECOND ANNUITY PAYMENT, TWO ANNUITY PAYMENTS IF THE PAYEE SHOULD DIE BEFORE THE DUE DATE OF THE THIRD ANNUITY PAYMENT, AND SO ON.

  ii. With Period Certain

  This form of Single Life Annuity option is similar to the form described un-der i. above except that payments are guaranteed during the period elected. If the Payee should die prior to the end of that period, annuity payments will continue during the remainder of the period to the designated beneficia-ry. You may elect the period to be 120 months; 240 months; or, under variable payment options only, the nearest whole number of months equal to the amount applied to this option divided by the dollar amount of the basic payment lev-el.

 C. JOINT LIFE ANNUITY

  i.  With No Period Certain

  We pay the proceeds in monthly payments during the joint life of the Payee and a designated joint Payee, and thereafter during the remaining life of the survivor. UNDER THIS FORM OF JOINT LIFE ANNUITY OPTION, IT WOULD BE POSSIBLE TO RECEIVE ONLY ONE ANNUITY PAYMENT IF BOTH PAYEES SHOULD DIE BEFORE THE DUE DATE OF THE SECOND ANNUITY PAYMENT, TWO ANNUITY PAYMENTS IF BOTH SHOULD DIE BEFORE THE DUE DATE OF THE THIRD ANNUITY PAYMENT, AND SO ON.

  ii. With 120 Months Certain

  This form of Joint Life Annuity option is similar to the form described un-der i. above, except that the payments are guaranteed for a period of 120 months. If both the Payee and the joint Payee should die before the end of the period, annuity payments will be continued for the remainder of the pe-riod to the designated beneficiary.

  iii. With Reduced Payments to Survivor (No Period Certain)

  This form of Joint Life Annuity option is similar to the form described un-der i. above except that the payments to the survivor, which continue for the survivor's remaining life, are reduced to two-thirds of the amount that would have been payable if both Payees were still living. UNDER THIS FORM OF JOINT LIFE ANNUITY OPTION, IT WOULD BE POSSIBLE TO RECEIVE ONLY ONE ANNUITY PAYMENT IF BOTH PAYEES SHOULD DIE BEFORE THE DUE DATE OF THE SECOND ANNUITY PAYMENT, TWO ANNUITY PAYMENTS IF BOTH SHOULD DIE BEFORE THE DUE DATE OF THE THIRD AN-NUITY PAYMENT, AND SO ON.

 D. OTHER METHODS OF PAYMENT

 In addition to the annuity payment options described above, you may selecet other methods of payment if we agree to the method selected.

5. General Limitations on Options

 In order to qualify as annuities under Section 72 of the Code, all contracts
(1) issued after January 18, 1985 and (2) not for use with various tax quali-fied retirement plans, limit the period over which payments from the contracts may be made on your death. Comparable rules govern the timing of payments af-ter the death of the Annuitant in the case of tax-benefited retirement plans. Please refer to the discussion under "Death Proceeds."

 After you receive a payment under an option involving a life contingency, you may not change to another option unless we agree. Once annuity payments under such options begin, you cannot surrender the contract for a single sum cash payment. However, in the case of any such option involving a period certain, the successor Payee may, at any time after the death of the Annuitant (or both Annuitants in the case of a Joint Life Annuity), elect to surrender the con-tract for a single cash payment equal to the commuted value (which is calcu-lated based on the Assumed Interest Rate) of all remaining unpaid payments. Under variable options which do not involve life contingencies (such as the Payments for Specified Period option), you may surrender the contract for the current value in cash of the Accumulation Units standing to its credit. Alter-natively, if the amounts involved are adequate, they may be applied to any other payment option. Payment or application of surrender proceeds during the Annuity Period shall be in accordance with the procedures that apply to sur-renders during the Accumulation Period. (See "Surrender (Redemption) Pro-ceeds.") The election of any option, particularly in connection with contracts issued for tax qualified retirement plans, is subject to Federal tax law re-quirements, which may restrict your selection of beneficiaries and manner of payment. We recommend that you consult a qualified tax adviser before electing any option.

 Options shall be available only with our consent if the amount to be applied is less than $2,000. We may change the frequency of your payments to quarter-ly, semiannually or annually to bring the amount of each periodic payment to at least $20.

E. OWNERSHIP RIGHTS UNDER THE CONTRACT

 During the Annuitant's lifetime, all rights under the contract belong solely to you unless otherwise provided. Such rights include the right to

 . change the beneficiary

 . change the payment option

 . assign the contract (subject to limitations)

 . exercise all other rights, benefits, options and privileges given by the contract or allowed by us. Transfer of ownership of your contract from a "pension plan" under the Employee Retirement Income Security Act of 1974 ("ERISA") to a non-spousal beneficiary may require spousal consent.

 Qualified Plans and certain TSA Plans with sufficient employer involvement are considered "pension plans" under ERISA and are subject to rules under the Retirement Equity Act of 1984. These rules require that benefits from con-tracts purchased by a pension plan and distributed to or owned by a partici-pant be provided in accordance with certain spousal consent, present value and other requirements that are not enumerated in the contract. Thus, the tax con-sequences of the purchase of the contracts by pension plans should be consid-ered carefully.

 Contracts that are used with tax qualified retirement plans (defined below under "Retirement Plans Offering Federal Tax Benefits") contain restrictions on transfer or assignment that must be satisfied in order to assure continued eligibility for the favorable tax treatment. Such favorable tax treatment is described below under "Federal Income Tax Status." In accordance with these requirements, you may not change ownership of such a contract, nor may the contract be sold, assigned or pledged as collateral for a loan or for any other purpose except under certain limited circumstances. If you are contem-plating a sale, assignment or pledge of the contract, you should carefully re-view the contract's provisions and consult a qualified tax adviser.

 If contracts are used in connection with retirement plans that do not qualify for tax-benefited treatment, such plans also may restrict your exercise of rights.

-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS
-------------------------------------------------------------------------------

A. OBJECTIVE AND POLICIES

 The investment objective of the Fund is growth of capital through investment primarily in equity securities of a diversified group of companies and indus-tries. We will not change the investment objective in any material way without approval by a majority of the votes attributable to outstanding contracts.

 The Fund invests primarily in seasoned issues that trade on national or re-gional stock exchanges or in the over-the-counter market. Current income is not an important factor in the selection of equity securities. Income and re-alized capital gains from portfolio investments are reinvested.

 The Fund's portfolio normally consists principally of common stocks and secu-rities convertible into or carrying rights to purchase common stocks. However, during periods when management believes that economic or market conditions make it advisable, a substantial portion of the Fund's assets may be held tem-porarily in cash or fixed income securities (including long-term fixed income securities) whether or not convertible or carrying such rights. We cannot es-timate when or for how long the Fund may employ such a defensive strategy. Al-so, as a matter of operational policy, the Fund will hold sufficient amounts of cash and United States Government or other high-grade liquid securities to meet current expenses and variable annuity contract obligations. Such assets also may be held for limited periods pending investment in accordance with the Fund's investment policies.

 Primary emphasis in the selection of issues for the Fund's portfolio is given to those securities that management believes offer a potential for long-term appreciation. However, this emphasis does not preclude occasional investment for short-term appreciation. The Fund's portfolio turnover rate was approxi-mately 196% in 1996, 209% in 1997 and 195% in 1998. The Fund's portfolio turn-over rate may vary significantly depending on the volatility of prevailing or anticipated economic and market conditions. Higher levels of portfolio turn-over may result in higher brokerage costs to the Fund.

 The Fund may change these investment policies without your approval.

 There are risks inherent in the ownership of any security. There is no assur-ance that the Fund will achieve its investment objective. Equity securities are subject to price declines as well as advances, and the prices of such se-curities can decline while the cost of living is rising. Fixed income securi-ties are subject to credit risk (the risk that the obligor will default in the payment of principal and/or interest) and to market risk (the risk that the market value of the securities will change as a result of changes in market rates of interest). The value of the Fund's investments is subject to risks of changing economic conditions and to the risk that management may not antici-pate such changes and, to the extent consistent with the Fund's investment ob-jective and policies, may not make appropriate changes in the Fund's portfo-lio. The Fund and the Company depend on the smooth functioning of computer systems for both internal operations and overall investment performance. Many computer systems in use today cannot distinguish between the year 1900 and the year 2000. If computer systems fail to process information properly relating to the year 2000, the Fund's and the Company's operations and services could be harmed and the securities in which the Fund invests may not perform as well as they otherwise might.

 CGM, the Company and certain service providers to the Fund have reported that each expects to modify its systems, as necessary, prior to January 1, 2000 to address the so-called "year 2000 problem." However, there can be no assurance that the problems will be corrected, and Fund or Company operations and serv-ices provided to Contractholders may be affected. Additionally, there can be no assurance that improperly functioning computers will not affect specific issuers or broad markets.

 The Fund may invest in repurchase agreements. Under these agreements, the Fund purchases a security subject to the agreement of the seller to repurchase the security at an agreed upon price and date. The resale price exceeds the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements can be regarded as loans by the Fund to the seller, collateralized by the securities that are the sub-ject of the agreement. Repurchase agreements allow the Fund to earn a return on temporarily available cash at relatively low market risk. While the under-lying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obliga-tion of the seller is not guaranteed by the U.S. Government. As a result, there is a risk that the seller may fail to repurchase the underlying securi-ty. In such event, the Fund will attempt to exercise rights with respect to the underlying security, including possible sale in the market. However, the Fund may be subject to various delays and risks of loss, including (1) possi-ble declines in the value of the underlying security while the Fund seeks to enforce its rights, (2) possible reduced levels of income and lack of access to income during this period, and (3) inability to enforce rights and expenses of attempted enforcement.

B. RESTRICTIONS

 The investment restrictions set forth below are fundamental policies and may not be changed without approval by a majority vote of the Contractholders. Please refer to the Statement of Additional Information for a description of other investment restrictions. Some of those restrictions are fundamental pol-icies that may not be changed without Contractholder approval, while others may be changed by the Board of Managers without Contractholder approval.

 The Fund will not:

  1. Purchase any security (other than United States Government obligations) if, as a result, more than 5% of the Fund's total assets (taken at current value) would be invested in securities of any one issuer or more than 10% of the outstanding voting securities of any one issuer would be held by the Fund;

  2. Concentrate its investments in particular industries, although it may in-vest up to 25% of its total assets (taken at current value) in a single indus-try;

  3. Borrow money, except as a temporary measure for extraordinary or emer-gency purposes, but not for investment purposes, and in an amount not in ex-cess of 5% of its total assets (taken at current value) at the time of such borrowing.

 In addition, Section 817(h) of the Code requires the investments of the Fund to be "adequately diversified" under Treasury Regulations. If there is a con-flict between the restrictions listed above and the regulations under Section 817(h), the regulations will control. (See discussion of the Section 817(h) regulations under "Special Rules for Annuities Used by Individuals or With Plans and Trusts Not Qualifying Under the Code for Tax-Benefited Treatment," below.)

-------------------------------------------------------------------------------
DEDUCTIONS AND EXPENSES
-------------------------------------------------------------------------------

A. DEDUCTIONS FROM PURCHASE PAYMENTS FOR SALES AND ADMINISTRATIVE SERVICES AND PREMIUM TAXES

 New England Securities is the principal underwriter for the Fund under a dis-tribution agreement among the Fund, New England Securities and us. We retain the deductions for sales expenses described below, except for amounts paid to New England Securities for services it performs and expenses it incurs as principal underwriter. Registered representatives of New England Securities receive commissions on the sale of flexible purchase payment contracts at a maximum rate of 5% of purchase payments.

 Under the terms of an administrative agreement between the Fund and us, we furnish or bear the expense of all legal, actuarial and accounting services, office space, facilities and equipment, services of executive and other per-sonnel and all other administrative services necessary or appropriate to carry on the various functions of the Fund. We do not bear expenses attributable to sales activities, which are covered by the distribution agreement. To cover the cost of providing these services, we retain the deduction for administra-tive expenses described below.

 Under the provisions of the administrative agreement and the contracts, the following items are payable directly by the Fund (see "Accumulation Unit Val-ues, Annuity Unit Values and Net Investment Factors"): (1) any taxes paid or reserved for the income and realized and unrealized capital gains on assets of the Fund, (2) fees for mortality and expense risks assumed and for investment advisory services, (3) brokerage commissions and taxes, if any, for the pur-chase or sale of the Fund's portfolio securities, and (4) fees and expenses of the Board of Managers, including the auditing of Fund assets.

 Various states impose a premium tax on annuity purchase payments received by insurance companies. We may deduct these taxes from Purchase Payments and cur-rently do so for contracts issued in South Dakota. Certain states may require or allow us to pay the premium tax when you elect to begin receiving annuity benefits, rather than when we receive Purchase Payments. In those states we may deduct the premium tax on the date when annuity payments begin. The maxi-mum premium tax currently deducted is 3.5%. In the future, we may deduct pre-mium taxes if required by state insurance tax law, or the applicable premium tax rates may change.

 Surrender of a contract may result in a credit against our premium tax lia-bility in some states. If this happens, your surrender proceeds will be in-creased accordingly.

 Premium tax rates may be changed by law, administrative interpretations or court decisions. Premium tax amounts will depend on, among other things, the state of residence of the Annuitant and state insurance tax law.

 Sales and administrative expenses are deducted from each After-tax Purchase Payment. The remaining amount is the Net Purchase Payment. We expect that the deductions for sales expenses will cover sales expenses over the life of the contracts. Any sales expenses not covered by the deduction for sales expenses, will be recovered from our general account, including any income derived from the mortality and expense risk deductions (see "Mortality and Expense Risks and Deductions").

 Deductions from each After-tax Purchase Payment for sales and administrative expenses are set out in the table below:

--------------------------------------------------------------------------------

  Deductions Applicable to Flexible Purchase Payment Contracts

      Portion of             Deduction               Deduction for
   Total After-Tax           for Sales               Administrative                 Total
   Purchase Payment          Expenses                   Expenses                  Deduction
     First $46                  6.0%                       3.0%                      9.0%
     Balance                    6.0%                       2.0%                      8.0%

  Deductions Applicable to Single Purchase Payment Contracts

      Portion of             Deduction               Deduction for
   Total After-Tax           for Sales               Administrative                 Total
   Purchase Payment          Expenses                   Expenses                  Deduction
     First $ 5,000             6.00%                      2.00%                      8.0%
     Next  95,000              3.75%                      0.25                       4.0
     Balance                   1.75                       0.25                       2.0

--------------------------------------------------------------------------------

 Under contracts sold to the following persons, purchase payments will be sub-ject to the usual deductions for administrative expenses and premium taxes, if any, but will not be subject to any deductions for sales expenses:

 . certain present and retired employees and certain current and former directors and trustees (including members of the Board of Managers of the Fund) of New England Mutual and NELICO and mutual funds sponsored by NELICO

 . current and retired agents and general agents of New England Mutual and NELICO and their insurance company subsidiaries

 . certain current and retired employees of such agents and general agents

 . the surviving spouses of the employees, agents and general agents listed above

 . any retirement plan or trust for the benefit of the persons listed above.

B. DEDUCTIONS FROM FUND ASSETS

1. Investment Advisory Services and Deductions

 Capital Growth Management Limited Partnership ("CGM"), One International Place, Boston, Massachusetts 02110, is the investment adviser to the Fund un-der an advisory agreement dated August 30, 1996. The agreement provides that CGM will manage, subject to the supervision of the Fund's Board of Managers, the investment and reinvestment of the assets of the Fund. For providing such services, the Fund pays CGM a fee at the annual rate of .3066% of the average daily net assets of the Fund. This fee is computed on a daily basis and is payable monthly.

 The general partner of CGM is a corporation controlled equally by Robert L. Kemp and G. Kenneth Heebner. Nvest Companies, L.P., an affiliate of the Compa-ny, owns a 50% limited partnership investment in CGM. CGM provides discretion-ary investment services to advisory clients, including other investment com-pany portfolios.

2. Mortality and Expense Risks and Deductions

 We assume the "expense risk" and the "mortality risk" under the contracts, for which we receive deductions from Fund assets.

 The "expense risk" is the risk that the deductions for sales and administra-tive expenses, and the deductions for investment advisory services, may be in-sufficient to cover the actual cost of such items.

 The "mortality risk" has two elements: (1) a "life annuity mortality risk" and, in the case of deferred contracts, (2) a "minimum death refund risk."

 Under the "life annuity mortality risk," we agree to make annuity payments under options involving life con-tingencies regardless of how long a particular Annuitant or other Payee lives and regardless of how long all Annuitants or other Payees as a class live.

 Under deferred contracts, we also assume a "minimum death refund risk" by providing that a death benefit will be payable upon death of the Annuitant during the Accumulation Period. (See "Death Proceeds" for a description of the death benefit payable.)

 For assuming these risks, we make the following daily deductions from the Fund's net assets:

 (1) For deferred contracts: .00260% (.9490% on an annual basis consisting of .8395% for mortality risk assumptions and .1095% for expense risk assumptions).

 (2) For immediate contracts: .00190% (.6935% on an annual basis consisting of .5840% for mortality risk assumptions and .1095% for expense risk assumptions).

 The percentage of these deductions will not increase over the life of your contract.

C. TOTAL EXPENSES

 For the year ended December 31, 1998, the Fund's total expenses equalled 1.34% of its average net assets.

-------------------------------------------------------------------------------
RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS
-------------------------------------------------------------------------------

 The Federal tax laws provide for a variety of retirement plans offering tax benefits. These plans, which may be funded through the purchase of the contracts, include:

  1. Plans qualified under Section 401(a), 401(k) or 403(a) of the Code ("Qualified Plans");

  2. Annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans");

  3. Individual retirement accounts adopted by or on behalf of individuals pursuant to Section 408(a) of the Code and individual retirement annuities purchased pursuant to Section 408(b) of the Code (both of which may be referred to as "IRAs"), including simplified employee pension plans and salary reduction simplified employee pension plans, which are specialized IRAs that meet the requirements of Section 408(k) of the Code ("SEPs" and "SARSEPs");

  4. Eligible deferred compensation plans (within the meaning of Section 457 of the Code) for employees of state and local governments and tax-exempt organizations ("Section 457 Plans"); and

  5. Governmental plans (within the meaning of Section 414(d) of the Code) for governmental employees, including Federal employees ("Governmental Plans").

 You should consult a qualified tax adviser regarding (1) the suitability of the contracts as a funding vehicle for tax qualified retirement plans, (2) the rules underlying such plans, and (3) state and Federal tax aspects of such plans.

 A summary of the Federal tax laws regarding contributions to, and distribu-tions from, the above tax-benefited retirement plans is presented below under the heading "Special Rules for Annuities Purchased for Annuitants under Re-tirement Plans Qualifying for Tax-Benefited Treatment." If a tax-benefited re-tirement plan lost its qualification for tax-exempt status, employees would lose some of the tax benefits described here.

 In the case of most TSA Plans under Section 403(b)(1) of the Code, and in the case of IRAs purchased under Section 408(b) of the Code, the contracts com-prise the retirement "plan" itself. These contracts will be endorsed, if nec-essary, to comply with Federal and state legislation governing such plans, and such endorsements may alter certain contract provisions. Please refer to the contracts and any endorsements for more complete information.

-------------------------------------------------------------------------------
FEDERAL INCOME TAX STATUS
-------------------------------------------------------------------------------

This discussion is a general description of the Federal income tax aspects of the variable annuity contracts. It is not intended as tax advice. For more complete information, you should consult a qualified tax adviser.

A. TAX STATUS OF THE COMPANY AND THE FUND

 We are taxed as a life insurance company under the Code. The Fund and its op-erations are part of our total operations and are not taxed separately. Under current law, no taxes are payable on the investment income and capital gains of the Fund. Such income and gains are retained in the Fund and will not be taxable until the Annuitant or the Annuitant's beneficiary receives annuity payments or other distributions.

 If the law changes so that the assets, investment income or capital gains of the Fund are subject to taxes, the contracts provide that we may make an ap-propriate charge or reserve against the assets of the Fund for such taxes.

B. TAXATION OF THE CONTRACTS

 The contracts are considered annuity contracts taxed under Section 72 of the Code. Generally Section 72 provides that you are not taxed on increases in the value of the contracts until the Annuitant or beneficiary receives annuity payments. (Exceptions to this rule are discussed below under "Special Rules for Annuities Used by Individuals or with Plans and Trusts Not Qualifying Un-der the Code for Tax-Benefited Treatment.")

 Under Section 72, to the extent there is an "investment" in an annuity con-tract, a portion of each annuity payment is excluded from gross income as a return of such investment. The balance of each annuity payment is includible in gross income and taxable as ordinary income. In general, contributions made to an annuity contract that are deductible by the contributor and earnings on all contributions to the annuity contract will not constitute an "investment" in the annuity contract under Section 72.

1. Special Rules for Annuities Purchased for Annuitants Under Tax Qualified Retirement Plans

 Below is a summary of the Federal tax laws applicable to contributions to, and distributions from, retirement plans that qualify for Federal tax bene-fits. Such plans are defined above under the heading "Retirement Plans Offer-ing Federal Tax Benefits." The following summary does not include everything you need to know regarding such tax laws. The Code provisions and the rules and regulations under the Code regarding retirement trusts and plans, the doc-uments that must be prepared and executed, and the requirements that must be met to obtain favorable tax treatment are very complex. If you are thinking about purchasing a contract for use with a tax qualified retirement plan, you should consult a qualified tax adviser regarding applicable Federal and state tax aspects of the contracts and, if applicable, the suitability of the con-tracts as investments under ERISA.

 A. PLAN CONTRIBUTION LIMITATIONS

  i.  Qualified Plans, SEPs, SARSEPs and Governmental Plans

  The law may limit the amount of money you may contribute to Qualified Plans, SEPs, SARSEPs and Governmental Plans in any contract year. New SARSEPs may not be established after January 1, 1997. Any purchase payments attributable to such contributions are tax deductible to the employer and are not cur-rently taxable to the Annuitants for whom the contracts are purchased. The contributions to the contract and any increase in contract value attributable to such contributions are not taxed until payments from the contract are made to the Annuitant or his/her beneficiaries.

  ii. TSA Plans

  Purchase Payments attributable to contributions to TSA Plans are not in-cluded in the Annuitant's income to the extent such Purchase Payments do not exceed the lesser of $10,000 or the "exclusion allowance." The exclusion al-lowance is a calculation that takes into consideration the Annuitant's in-cludible compensation, number of years of service, and prior years of contri-butions. For more information, the Annuitant should obtain a copy of IRS Pub-lication 571 on TSA Programs for Employees of Public Schools and Certain Tax-Exempt Organizations, which will assist the Annuitant in calculating the ex-clusion allowance to which he or she may be entitled for any given tax year. Any Purchase Payments attributable to permissible contributions under Code
 Section 403(b) (and earnings thereon) are not taxable to the Annuitant until distributions are made from the contract.

  iii. IRAs

  The maximum tax deductible purchase payment that may be contributed each year to an IRA is the lesser of $2,000 or 100% of includible compensation if the taxpayer is not covered under an employer plan. A spousal IRA is avail-able if the taxpayer and spouse file a joint return and the spouse earns no compensation (or elects to be treated as earning no compensation) and is be-low age 70 1/2. In the case of a spousal IRA, the maximum tax deductible pur-chase payment that may be deducted with respect to the non-working spouse is $2,000 for tax years beginning January 1, 1997. If covered under an employer plan, taxpayers are permitted to make deductible pur-chase payments; however, for 1998 the deductions are phased out and eventu-ally eliminated for taxpayers with an adjusted gross income between $30,000 and $40,000 for an individual, between $50,000 and $60,000 for a married cou-ple filing jointly and between $0 and $10,000 for a married person filing separately. A taxpayer may also make nondeductible purchase payments. Howev-er, the total of deductible and nondeductible purchase payments may not ex-ceed the limits described above for deductible payments. For more information concerning contributions to IRAs, you should obtain a copy of IRS Publication 590 on Individual Retirement Accounts.

  iv. Section 457 Plans

  Generally, under a Section 457 Plan, an employee or executive may defer in-come under a written agreement in an amount equal to the lesser of 33 1/3% of includible compensation or $8,000. The amounts deferred (including earnings on deferred amounts) are includible in gross income only in the tax year in which such amounts are paid or made available to the employee or executive or his/her beneficiary. Once contributed to the plan, any contracts purchased with employee contributions remain the sole property of the employer and may be subject to the general creditors of the employer. The employer retains all ownership rights to the contract including any voting and redemption rights that may accrue to the contract(s) issued under the plan. This rule does not apply, however, to amounts deferred under a plan maintained by a state or lo-cal government. Such amounts must be held for the exclusive benefit of the employee or his/her beneficiary in a trust, custodial account or annuity con-tract. Under a transitional rule, a plan in existence before August 20, 1996 had until January 1, 1999 to comply with this requirement.

 B. DISTRIBUTIONS FROM THE CONTRACT

 Mandatory Withholding on Certain Distributions

 Many distributions called "eligible rollover distributions" from Qualified Plans and from many TSA Plans are subject to automatic withholding of 20%. You can avoid withholding by arranging a direct transfer of the eligible rollover distribution to a Qualified Plan, TSA or IRA. After December 31, 1998, permis-sible hardship withdrawals from TSA and 401(k) Plans will no longer be treated as "eligible rollover distributions."

  i.  Qualified Plans, TSA Plans, IRAs, SEPs, SARSEPs and Governmental Plans

  Payments made from the contracts held under a Qualified Plan, TSA Plan, IRA, SEP, SARSEP or Governmental Plan are taxable under Section 72 of the Code as ordinary income in the year of receipt. Any amount received in surrender of all or part of the contract value prior to annuitization will also be in-cluded in income in the year of receipt subject to restrictions and penalties discussed below. If there is any "investment" in the contract, a portion of each amount received is excluded from gross income as a return of such in-vestment. Distributions or withdrawals prior to age 59 1/2 may be subject to a penalty tax of 10% of the amount includible in income. This penalty tax does not apply (1) to distributions of excess contributions or deferrals; (2) to distributions made on account of the Annuitant's death, retirement, dis-ability or early retirement at or after age 55; (3) when distribution from the contract is in the form of an annuity over the life or life expectancy of the Annuitant (or joint lives or life expectancies of the Annuitant and his or her beneficiary); or (4) when distribution is made pursuant to a qualified domestic relations order. In the case of IRAs, the exceptions for distribu-tions on account of early retirement at or after age 55 or made pursuant to a qualified domestic relations order do not apply.

  If the Annuitant dies before distributions begin, distributions must be com-pleted within five years after death, unless payments begin within one year after death and are made over the life (or life expectancy) of the beneficia-ry. If the Annuitant's spouse is the beneficiary, distributions need not be-gin until the Annuitant would have reached age 70 1/2. If the Annuitant dies after annuity payments have begun, payments must continue to be made at least as frequently as payments made before death.

  With respect to TSA Plans, contributions to the contract made after December 31, 1988 and any increases in contract value after that date may not be dis-tributed prior to the account holder attaining age 59 1/2, termination of em-ployment, death or disability. Contributions (but not earnings) made after December 31, 1988 may however be distributed by reason of financial hardship. These restrictions on withdrawal will not apply to the contract value as of December 31, 1988. These restrictions are not expected to change the circum-stances under which transfers to other investments that qualify for tax-free treatment under Section 403(b) of the Code may be made.

  Annuity payments, periodic payments or annual distributions must begin by the later of April 1 of the calendar year following the year in which the An-nuitant attains age 70 1/2 or the year in which the Annuitant retires. Each annual distribution must equal or exceed a "minimum distribution amount," which is determined by minimum distribution rules under the plan. A penalty tax of up to 50% of the amount that should be distributed may be imposed by the Internal Revenue Service for failure to distribute the required minimum amount.

  ii. Section 457 Plans

  When the Annuitant receives a distribution under a contract held under a
 Section 457 Plan, such amounts are taxed as ordinary income in the year re-ceived. The plan must not permit distributions prior to the Annuitant's sepa-ration from service (except in the case of unforeseen emergency). In addi-tion, a distribution from a state or local government plan before age 59 1/2 may be subject to an additional penalty tax of 10% of the amount included in income, unless the Annuitant is otherwise exempt.

  Generally, annuity payments, periodic payments or annual distributions must begin by April 1 of the calendar year following the year in which the Annui-tant attains age 70 1/2. Minimum distributions under a Section 457 Plan may be further deferred if the Annuitant remains employed with the sponsoring em-ployer. Each annual distribution must equal or exceed a "minimum distribution amount," which is determined by distribution rules under the plan. A penalty tax of up to 50% of the amount that should be distributed may be imposed by the Internal Revenue Service for failure to distribute the required minimum amount. If the Annuitant dies before distributions begin, the same special distribution rules generally apply in the case of Section 457 Plans as in the case of Qualified Plans, TSA Plans, IRAs, SEPs, SARSEPs and Governmental Plans. These rules are discussed above in the immediately preceding section of this prospectus. An exception to these rules provides that if the benefi-ciary is other than the Annuitant's spouse, distribution must be completed within 15 years of death, regardless of the beneficiary's life expectancy.

2. Special Rules for Annuities Used by Individuals or With Plans and Trusts Not Qualifying Under the Code for Tax-Benefited Treatment

 For an annuity held by an individual, any increase in the accumulated value of the contract is not taxable until received as annuity payments or as a full or partial lump sum.

 Under Section 72(u) of the Code, however, contracts not held by a natural person (i.e., those held by a corporation or certain trusts) generally are not treated as an annuity contract for Federal tax purposes. As a result, an annu-ity contractholder who is not a natural person must include in income any in-crease during the taxable year in the accumulated value over the investment in the contract.

 Section 817(h) of the Code requires the investments of the Fund to be "ade-quately diversified" under Treasury Regulations. Failure to do so means that the contracts would cease to qualify as annuities for Federal tax purposes. Regulations specifying the diversification requirements have been issued by the Department of Treasury, and we believe that the Fund complies fully with these requirements.

 Any amount received by surrender of all or part of the contract value prior to annuitization will be included in gross income to the extent of any in-creases in the value of the contract resulting from earnings or gains of the Fund.

 The Code also imposes a 10% penalty tax on amounts received under a contract that are includible in gross income. The penalty tax will not apply to any amount received under the contract:

 . after you have attained age 59 1/2,

 . after your death,

 . after you have become totally and permanently disabled,

 . as one of a series of substantially equal periodic payments made for your life (or life expectancy) or the joint lives (or life expectancies) of you and a beneficiary,

 . if the contract is purchased under certain types of retirement plans or arrangements,

 . that is allocable to investments in the contract before August 14, 1982, or

 . if the contract is an immediate annuity contract.

 In the calculation of any increase in value for contracts entered into after October 4, 1988, all annuity contracts issued by us or our affiliates to the same Contractholder within a calendar year will be treated as one contract.

3. Tax Withholding

 The Code and the laws of some states require tax withholding on distributions made under annuity contracts, unless the recipient has elected not to have any amount withheld. We give recipients an opportunity to tell us whether taxes should be withheld.

-------------------------------------------------------------------------------
VOTING RIGHTS
-------------------------------------------------------------------------------

The Fund does not hold regular annual meetings of Contractholders. Rather, meetings of Contractholders are held only when required by the 1940 Act or as otherwise deemed appropriate by the Fund's Board of Managers.

 All Contractholders have the right to vote at any meeting of Contractholders, and the number of votes each Contractholder may cast is determined by refer-ence to the record date, which is chosen by the Board of Managers and which must be within 90 days before the date of the meeting. Each Contractholder may cast (1) on a contract in the Accumulation Period, a number of votes equal to the number of Accumulation Units credited to the contract and (2), on a con-tract in the Annuity Period, a number of votes equal to (a) the amount of as-sets established in the Fund to meet the obligation for future payments under variable options elected under the contract divided by (b) the value of an Ac-cumulation Unit. The number of votes attributable to a contract during the An-nuity Period will tend to decrease over time.

 Although you have the sole right to cast all votes attributable to the con-tract, during the Accumulation Period or the Annuity Period, an Annuitant or other Payee may have the right to instruct Contractholders how to vote certain shares associated with the rights or obligations of the Annuitant or other Payee. Each Annuitant or other Payee, if any, who has the right to instruct a Contractholder with respect to any votes, is entitled to receive from the Contractholder a notice of that right and of the number of votes to which such right applies. The Fund will provide all notices and proxy materials to the Contractholders in sufficient number for distribution to all such Annuitants and other Payees.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            PAGE
                                                                            ----
SPECIAL TERMS USED IN THIS PROSPECTUS.....................................    2
HIGHLIGHTS................................................................    3
EXPENSE TABLE.............................................................    4
PER UNIT INCOME AND CAPITAL CHANGES.......................................    5
FINANCIAL STATEMENTS......................................................    5
FUND PERFORMANCE..........................................................    6
DESCRIPTION OF THE COMPANY AND THE FUND...................................    7
THE VARIABLE ANNUITY CONTRACTS............................................    7
A. How Contract Purchase Payments May be Made.............................    7
B. Accumulation Unit Values, Annuity Unit Values and Net Investment
   Factors................................................................    7
C. Accumulation Period (Deferred Contracts)...............................    8
   1. How Accumulation Units are Calculated...............................    8
   2. Contract Value......................................................    8
   3. Surrender (Redemption) Proceeds.....................................    8
   4. Death Proceeds......................................................    9
D. Annuity Period (Deferred and Immediate Contracts)......................    9
   1. Choice of Retirement Date and Annuity Payment Option................    9
   2. Sex-Neutral Contracts...............................................   10
   3. Fixed and Variable Payment Options..................................   10
   4. Annuity Payment Options Available...................................   11
   5. General Limitations on Options......................................   12


                                                                            PAGE
                                                                            ----
E. Ownership Rights Under the Contract....................................   12
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS...........................   12
A. Objective and Policies.................................................   12
B. Restrictions...........................................................   13
DEDUCTIONS AND EXPENSES...................................................   14
A. Deductions from Purchase Payments for Sales and Administrative Services
   and Premium Taxes......................................................   14
B. Deductions from Fund Assets............................................   15
   1. Investment Advisory Services and Deductions.........................   15
   2. Mortality and Expense Risks and Deductions..........................   15
C. Total Expenses.........................................................   16
RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS............................   16
FEDERAL INCOME TAX STATUS.................................................   16
A. Tax Status of the Company and the Fund.................................   16
B. Taxation of the Contracts..............................................   17
   1. Special Rules for Annuities Purchased for Annuitants Under Tax
      Qualified Retirement Plans .........................................   17
   2. Special Rules for Annuities Used by Individuals or With Plans and
      Trusts Not Qualifying Under the Code for Tax-Benefited Treatment....   19
   3. Tax Withholding.....................................................   20
VOTING RIGHTS.............................................................   20

                   ---------------------------------------

                     STATEMENT OF ADDITIONAL INFORMATION
                     TABLE OF CONTENTS

                   ---------------------------------------

                                                                           Page
                                                                           -----
      HISTORY.............................................................  II-3
      INVESTMENT OBJECTIVE AND POLICIES...................................  II-3
      MANAGEMENT OF THE FUND..............................................  II-4
      INVESTMENT ADVISORY AND OTHER SERVICES..............................  II-6
        Advisory Agreement................................................  II-6
        Administrative Agreement..........................................  II-7
        Distribution Agreement............................................  II-7
        Safekeeping of Securities.........................................  II-7
        Independent Accountants...........................................  II-8
      PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS....................  II-8
      DISTRIBUTION OF CONTRACTS...........................................  II-8
      CALCULATION OF PERFORMANCE DATA.....................................  II-9
      ANNUITY PAYMENTS.................................................... II-10
      NET INVESTMENT FACTOR............................................... II-12
      EXPERTS............................................................. II-12
      FINANCIAL STATEMENTS................................................ II-13

                   ---------------------------------------

  If you would like to obtain a copy of the Statement of Additional Information of the Fund, please complete the request form below and mail it to:

                           New England Securities Corporation
                           399 Boylston Street
                           Boston, Massachusetts 02116


               Please send a copy of the Statement of Additional
            Information of New England Variable Annuity Fund I to:

     ------------------------------------------------------------------

            ------------------------------------------------------
                                     Name

            ------------------------------------------------------
                                    Street


            ------------------------------------------------------
                         City             State    Zip

     ------------------------------------------------------------------

                           NEW ENGLAND VARIABLE ANNUITY FUND I
                           INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                           ---------------------------------------------------
                           Issued by
                           METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

                                   (PART B)

                                APRIL 30, 1999

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated April 30, 1999 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to New England Securities Corporation ("New England Securities"), 399 Boylston Street, Boston, Massachusetts 02116.

VA-143SAI-99

                               TABLE OF CONTENTS

HISTORY...................................................................  II-3
INVESTMENT OBJECTIVE AND POLICIES ........................................  II-3
MANAGEMENT OF THE FUND ...................................................  II-4
INVESTMENT ADVISORY AND OTHER SERVICES ...................................  II-6
  Advisory Agreement .....................................................  II-6
  Administrative Agreement ...............................................  II-7
  Distribution Agreement .................................................  II-7
  Safekeeping of Securities...............................................  II-7
  Independent Accountants ................................................  II-8
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS .........................  II-8
DISTRIBUTION OF CONTRACTS ................................................  II-8
CALCULATION OF PERFORMANCE DATA ..........................................  II-9
ANNUITY PAYMENTS ......................................................... II-10
NET INVESTMENT FACTOR .................................................... II-12
EXPERTS .................................................................. II-12
FINANCIAL STATEMENTS ..................................................... II-13

                                    HISTORY

  New England Variable Annuity Fund I (the "Fund") is a separate account of Metropolitan Life Insurance Company ("MetLife" or the "Company"). The Fund was originally a separate account of New England Mutual Life Insurance Company ("New England Mutual"), and became a separate account of the Company when New England Mutual merged with and into the Company on August 30, 1996.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective and policies of the Fund are summarized on the front page of the Prospectus and in the text of the Prospectus under the heading "Investment Objective, Policies and Restrictions."

  As disclosed in the Prospectus, the Fund invests primarily in equity securities such as common stocks and securities convertible into or carrying rights to purchase common stocks. However, when management considers that economic or market conditions make it advisable, the Fund may take a defensive position by investing a substantial portion of its assets in cash or fixed income securities (including long-term fixed income securities) whether or not convertible or carrying such rights. No estimate can be made as to when or for how long the Fund will employ such defensive strategies; however, in the past, such periods have approached one year in length.

  The investment restrictions set forth in paragraphs 1 through 5 below are fundamental policies and may not be changed without approval by a majority vote of the Contractholders.

  The Fund will not:

    1. Underwrite the securities of other issuers, except that it may acquire portfolio securities under circumstances where, upon the subsequent sale of such securities, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933;

    2. Purchase or sell commodities or commodity contracts;

    3. Purchase or sell interests in real estate except such as are represented by marketable securities of companies, including real estate trusts, whose assets consist substantially of mortgages and other liens on real property and interests therein and which therefore may represent indirect interests in real estate;

    4. Make loans. Neither the purchase of a portion of an issue of publicly-distributed bonds, debentures, corporate notes or other evidences of indebtedness, nor the purchase of short-term debt securities issued by a company whose equity securities are listed on the New York Stock Exchange, nor the entering into of a repurchase agreement shall constitute the making of a loan for purposes of this investment restriction;

    5. Purchase any security restricted as to disposition under Federal securities laws, or otherwise not readily transferable.

  The investment restrictions set forth in paragraphs 1 through 6 below may be changed by the Board of Managers of the Fund without Contractholder approval.

  The Fund will not:

    1. Make investments for the purpose of exercising control or management;

    2. Acquire securities of other investment companies except through purchases in the open market involving only customary broker's commissions and only if after any such acquisition not more than 5% of the total assets of the Fund (taken at current value) would be so invested and not more than 3% of the total outstanding voting stock of any one investment company would be held;

    3. Purchase securities on margin (except that it may obtain such short-term credits as are necessary for the clearance of transactions);

    4. Make short sales;

    5. Participate on a joint or joint and several basis in any trading account in securities;

    6. Write, purchase or sell puts, calls or combinations thereof or write warrants.

                            MANAGEMENT OF THE FUND

  The Board of Managers and the officers of the Fund and their addresses, ages and principal occupations during the past five years are as follows:

JOHN J. ARENA, Manager, (61).
330 Beacon Street, Boston MA 02116.
 Retired; formerly, Vice Chairman of the Board of Directors, Bay Banks, Inc. and President of BayBank Investment Management, BayBanks, Inc., 1992-1994.

JOHN W. FLYNN, Manager, (59).
791 Main Street, Warren, RI 02885.
 Retired; formerly, Vice Chairman, Chief Financial Officer, Fleet Financial Group, 1990-1993.

ANNE M. GOGGIN*, Manager, (50).
New England Life Insurance Company ("NELICO"), 501 Boylston Street, Boston, MA 02117.

 Senior Vice President and Associate General Counsel, NELICO, since 1997; Vice President, General Counsel, Secretary and Clerk, New England Securities, 1993-1999. Formerly, Vice President and Counsel, New England Mutual, 1994-1996.

NANCY HAWTHORNE, Manager, (48).

60 Hyslop Road, Brookline, MA 02146.

 Formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss & Associates; Executive Vice President, Enterprise Transformation Media One; and Senior Vice President and Chief Financial Officer, Continental Cablevision, Inc. Director, Perini Corporation, Director, Avid Technologies and CGV (property and casualty insurance company).

JOSEPH M. HINCHEY, Manager, (74).
193 Wamphassuc Road, Stonington, CT 06378.
 Retired; formerly, Senior Vice President--Finance, Analog Devices, Inc. (manufacturer of electronic devices). Trustee, Union College and Citizens Scholarship Foundation of America, Inc.

ROBERT B. KITTREDGE, Manager, (78).
21 Sturdivant Road, Cumberland Foreside, ME 04110.

 Retired; Trustee, CGM Trust and CGM Capital Development Fund, formerly, Vice President, General Counsel and Director, Loomis, Sayles & Company, Inc.

JOHN T. LUDES, Manager, (62).
American Brands, 1700 E. Putnam Avenue, Old Greenwich, CT 06870.

 Vice Chairman, American Brands, formerly President & Chief Operating Officer American Brands 1995-1998; President and CEO, Acushnet Company 1982-1995.

DALE ROGERS MARSHALL, Manager, (62).
Wheaton College, 26 East Main Street, Norton, MA 02766.
 President, Wheaton College; formerly, Academic Dean, Wellesley College.

MARIE C. SWIFT, Secretary, (45).
NELICO, 501 Boylston Street, Boston, MA 02117.
 Second Vice President and Counsel since 1998; formerly, Counsel and Assistant Secretary, NELICO, 1992-1998; and Counsel and Assistant Secretary, New England Mutual, until 1996.

FREDERICK K. ZIMMERMANN*, Manager and Chairman, (47).
NELICO, 501 Boylston Street, Boston, MA 02117.

 Executive Vice President and Chief Investment Officer, NELICO, since 1996; Chairman of the Board and President, New England Investment Management, Inc.; Chairman of the Board and President, New England Pension and Annuity Company; formerly, Director and Vice President--Investments, NELICO, until 1996; Executive Vice President (1993-1996) of New England Mutual.
-------
  *Indicates a Board member who is an "interested person" as defined by the Investment Company Act of 1940 (the "1940 Act").

  COMMITTEES OF THE BOARD. The Managers have delegated certain authority to an Executive Committee consisting of Messrs. Arena, Hinchey and Zimmermann and other authority to the Audit Committee or the Contract Review and Governance Committee. The latter two committees currently have the same members (Mses. Hawthorne and Marshall and Messrs. Arena, Flynn, Hinchey, Kittredge and Ludes), all of whom are Managers who are not interested persons of the Fund.

  The Executive Committee is authorized to exercise broad decision-making responsibility, on behalf of the Fund's Board of Managers, with respect to issues that require immediate response and for which it is difficult or impractical to contact all of the members of the Board within the time frame required for the decision.

  The Audit Committee reviews financial and accounting controls and procedures; recommends the selection of the independent accountants; reviews the scope of the audit; reviews financial statements and audit reports; and reviews the independence of the independent accountants and approval of fees and assignments relating to both audit and non-audit activities of the independent accountants. Mr. Hinchey currently serves as chairman of the Audit Committee.

  The Contract Review and Governance Committee reviews and makes recommendations to the Board as to contracts requiring approval of a majority of the Managers who are not interested persons of the Fund and any other contracts which may be referred to it by the Board. The Committee also recommends to the Board nominees for election as Managers of the Fund and recommends the compensation of the Managers who are not interested persons of the Fund. Mr. Arena currently serves as chairman of the Contract Review and Governance Committee.

  BOARD COMPENSATION. The Fund does not pay any remuneration to officers or Managers who are interested persons of the Fund.

  Each Manager who is not an "interested person" of the Fund also serves as trustee and member of the same committees of New England Zenith Fund and for serving in all capacities receives an aggregate retainer fee at the annual rate of $20,000 and aggregate attendance fees of $2,500 for each board meeting attended. In addition, the chairman of the Contract Review and Governance Committee receives a retainer at the annual rate of $6,000, and the chairman of the Audit Committee receives a retainer at the annual rate of $4,000. These fees are allocated among the Fund and the series of New England Zenith Fund based on a formula that takes into account, among other factors, the net assets of the Fund and each such series of New England Zenith Fund.

  During the fiscal year ended December 31, 1998, the persons who were then Managers of the Fund received the amounts set forth below for serving as a Manager of the Fund and for also serving on the Board of Trustees of New England Zenith Fund. As of December 31, 1998, there were a total of 14 series of New England Zenith Fund.

                                                             TOTAL COMPENSATION
                                                             FROM THE FUND AND
                                      AGGREGATE COMPENSATION NEW ENGLAND ZENITH
   NAME OF MANAGER                    FROM THE FUND IN 1998     FUND IN 1998
   ---------------                    ---------------------- ------------------
John J. Arena........................         $1,502              $39,498
John W. Flynn........................          1,220               31,280
Nancy Hawthorne......................          1,386               33,614
Joseph M. Hinchey....................          1,464               37,536
Robert B. Kittredge..................          1,386               70,614(a)
John T. Ludes........................          1,220               31,280
Laurens MacLure(b)...................          1,073               60,094(a)
Dale Rogers Marshall.................          1,220               31,280

-------
(a) Also includes compensation paid by the portfolios of the CGM Funds, a group of mutual funds for which Capital Growth Management Limited Partnership, the investment adviser of the Fund, serves as investment adviser.
(b) Retired from service as a manager of Fund effective July 31, 1998.

                    INVESTMENT ADVISORY AND OTHER SERVICES

  ADVISORY AGREEMENT. Capital Growth Management Limited Partnership ("CGM"), One International Place, Boston, Massachusetts 02110, serves as investment adviser to the Fund under an advisory agreement dated August 30, 1996. CGM has served as the Fund's investment adviser since March 1, 1990. Prior to March 1, 1990, the Fund was managed by Loomis Sayles & Company, Incorporated ("Loomis Sayles"), whose Capital Growth Management Division was reorganized into CGM on that date. CGM is a limited partnership whose sole general partner is Kenbob, Inc., a corporation controlled equally by Robert L. Kemp and G. Kenneth Heebner. CGM provides discretionary investment management services to mutual funds and other clients.

  CGM, subject to the supervision of the Fund's Board of Managers, manages the investment and reinvestment of Fund assets. For providing such services, the Fund pays CGM a fee at the annual rate of .3066% of the average daily net assets of the Fund (which excludes any accrued tax liabilities and reserves for taxes arising from the income and realized and unrealized capital gains on the assets of the Fund). This fee is computed on a daily basis and is payable monthly. During the years ended December 31, 1996, 1997 and 1998 the Fund paid CGM advisory fees of $189,501, $221,842 and $232,028.

  The advisory agreement provides that it shall continue in effect for an initial term of two years from the date of its execution and thereafter from year to year so long as its continuance is approved at least annually by (i) the Board of Managers of the Fund or by the affirmative vote of a majority of the votes which may be cast by all Contractholders ("majority vote of the Contractholders") and (ii) by the vote of a majority of the Board of Managers who are not interested persons of the Fund or of CGM, cast at a meeting called for that purpose. (Majority vote of the Contractholders means 67% or more of the votes present (in person or by proxy) and entitled to be cast if Contractholders entitled to cast more than 50% of the outstanding votes of the Fund are present (in person or by proxy), or more than 50% of all votes which are entitled to be cast by all Contractholders of the Fund, whichever is less.) Any amendment to the advisory agreement must be approved by majority vote of the Contractholders and by vote of a majority of the Managers who are not such interested persons. The agreement may be terminated without penalty by the Board of Managers or the Contractholders upon 60 days' written notice to CGM or by CGM upon 90 days' written notice to the Fund, and it terminates automatically in the event of its assignment. In addition, the agreement will automatically terminate if the Fund shall at any time be required by the Company to eliminate all reference to the phrase "New England" in its name, unless the continuance of the agreement after such change of name is approved by majority vote of the Contractholders and by a majority of the Managers who are not interested persons of the Fund or CGM. The agreement also provides that CGM shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

  CGM has individual and institutional clients besides the Fund, including the following other investment company portfolios: CGM American Tax Free Fund, CGM Capital Development Fund, CGM Mutual Fund, CGM Fixed Income Fund, CGM Focus Fund, CGM Realty Fund, New England Growth Fund (a series of New England Funds Trust I) and the Capital Growth Series of New England Zenith Fund.

  Managers of the Fund may also serve as officers, directors, or trustees of other investment companies advised by CGM or of other corporate or fiduciary clients of CGM. Such clients may include some accounts of MetLife and its affiliates ("MetLife accounts"). The other investment companies and clients served by CGM sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies, or clients advised by CGM (including MetLife accounts) desire to buy or sell the same portfolio securities at about the same time, purchases and sales will be allocated to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the Board of Managers that the desirability of retaining CGM as adviser to the Fund outweighs the disadvantages, if any, which might result from these practices.

  Nvest Companies, L.P. ("Nvest Companies"), owns a 50% limited partnership interest in CGM. The Company owns directly and indirectly, through its wholly-owned subsidiary, MetLife New England Holdings, Inc. a majority limited partnership interest in Nvest Companies and, through MetLife New England Holdings, Inc. ("MetLife Holdings"), a 100% interest in Nvest Companies' managing general partner, Nvest Corporation. Nvest Companies' advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest, L.P.

  ADMINISTRATIVE AGREEMENT. Under the terms of an administrative agreement between the Fund and the Company, the Company furnishes or bears the expense of all legal, actuarial and accounting services, office space, facilities and equipment, services of executive and other personnel and all other administrative services necessary or appropriate to carry on the various functions of the Fund, but not including expenses attributable to sales activities, which are covered by the distribution agreement among the Fund, the Company and New England Securities. As compensation, the Company retains the deduction for administrative expenses described in the prospectus under the heading "Deductions from Purchase Payments for Sales and Administrative Services and Premium Taxes." For the years 1996, 1997 and 1998 this deduction amounted to $6,484, $5,779 and $4,036, respectively.

  Under the provisions of the administrative agreement and the contracts, the following items are payable directly by the Fund: (a) any taxes paid or reserved for, arising from the income and realized and unrealized capital gains and assets of the Fund, (b) fees for mortality and expense risks assumed and for investment advisory services, (c) brokerage commissions and taxes, if any, in connection with the purchase or sale of the Fund's portfolio securities, and (d) fees and expenses of the Board of Managers, including the auditing of Fund assets.

  ADMINISTRATIVE SERVICES AGREEMENT. Pursuant to an administrative services agreement between the Company and New England Life Insurance Company ("NELICO"), NELICO serves as the Designated Office for servicing the Contracts and performs certain other administrative services for the Company relating to the Fund and the Contracts. NELICO is compensated for these services based on the expenses it incurs in providing them. NELICO was a wholly-owned subsidiary of New England Mutual before it merged into the Company, and became an indirect subsidiary of the Company through MetLife Holdings as a result of the merger.

  DISTRIBUTION AGREEMENT. New England Securities serves as principal underwriter for the Fund pursuant to a distribution agreement among the Fund, the Company and New England Securities. The agreement does not obligate New England Securities to sell a specific number of contracts. The Company retains the deduction for sales expenses described in the prospectus under the heading "Deductions from Purchase Payments for Sales and Administrative Services and Premium Taxes". For the years 1996, 1997 and 1998, these deductions amounted to $17,197, $15,471 and $10,811, respectively.

  New England Securities also serves as principal underwriter to New England Retirement Investment Account, The New England Variable Account, New England Variable Life Separate Account, New England Variable Annuity Separate Account and New England Zenith Fund.

  SAFEKEEPING OF SECURITIES. The Fund maintains custody of its securities pursuant to a safekeeping and services agreement with State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110. Eligible securities of the Fund are held on deposit with The Depository Trust Company. The safekeeping agreement differs from the typical forms of mutual fund custodian agreements in that the responsibilities of the bank are less broad. For example, the Company, under its administrative agreement with the Fund, retains substantially more flexibility in dealing with cash balances and has much greater responsibility for pricing in the context of contract sales and redemptions. The Company bears State Street Bank's costs under the safekeeping and services agreement in accordance with the terms of the administrative agreement with the Fund.

  INDEPENDENT ACCOUNTANTS. The Fund's independent accountants are Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts 02110. Deloitte & Touche LLP conducts an annual audit of the Fund's financial statements, conducts an examination of securities owned by the Fund and held pursuant to the safekeeping agreement, and consults with the Company's financial personnel on current accounting and financial matters relating to the Fund. Coopers & Lybrand L.L.P. served as the Fund's independent auditors prior to 1997.

               PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  In buying and selling portfolio securities for the Fund, CGM always seeks the best price and execution. Transactions in unlisted securities are carried out through brokers or dealers who make the primary market for such securities unless, in the judgment of CGM, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

  CGM selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling the order and will charge commission rates which, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commissions will be paid. However, the commissions are believed to be competitive with generally prevailing rates. CGM will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the brokers in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

  Receipt of research services from brokers may sometimes be a factor in selecting a broker which CGM believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce CGM's expenses. These services may be used by CGM in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

  In 1998, brokerage transactions for the Fund aggregating $254,473,559 were allocated to brokers providing research services and $272,778 in commissions were paid on these transactions. During 1996, 1997 and 1998 the Fund paid total brokerage fees of $275,771, $249,359 and $287,278, respectively.

                           DISTRIBUTION OF CONTRACTS

  New England Securities Corporation, an indirect subsidiary of the Company, is the principal underwriter of the contracts. The contracts are no longer offered for sale, but contractholders may make on-going purchase payments under the Fund's flexible purchase payment contracts. NELICO's life insurance agents and insurance brokers who are registered representatives of New England Securities service the contracts. The Company pays commissions, none of which are retained by New England Securities, to the registered representatives who have sold the contracts. In 1996, 1997 and 1998 New England Mutual or (after August 30, 1996) the Company paid commissions to those registered representatives with respect to ongoing purchase payments under the contracts in the amounts of $14,426, $16,159 and $9,087, respectively.

                        CALCULATION OF PERFORMANCE DATA

  As set forth in the prospectus under "Fund Performance," the Fund's Annual and Semi-Annual Reports show the percentage change in unit value of the Fund without reflecting the impact of any sales and administrative charges. (The Annual and Semi-Annual Reports also illustrate the Fund's Average Annual Total Return, which does reflect the deduction of sales and administration charges.) The percent change in unit value represents what the increase in contract value would be for a Contractholder who did not make any Purchase Payments or surrenders during the year. The percentage change in unit value is shown for every calendar year since inception of the Fund to the date of the report and for 20, 15, 10, 5 and 1 year periods ending with the date of the report. The percentage change is calculated by dividing the difference in unit values at the beginning and end of the period by the beginning unit value.

  The following percentage change in unit value figures appear in the Fund's Annual Report for the year ended December 31, 1998.

PERCENT CHANGE IN UNIT VALUE
----------------------------
27 years, 9 months ended December 31, 1998............................ +2,714.8%
20 years ended December 31, 1998...................................... +2,659.7%
15 years ended December 31, 1998......................................   +726.0%
10 years ended December 31, 1998......................................   +382.9%
5 years ended December 31, 1998.......................................   +153.5%
1 year ended December 31, 1998........................................    +32.7%

                      ANNUAL PERCENT CHANGE IN UNIT VALUE
                             SINCE FUND INCEPTION

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      March 25, 1971........................................  $ 1.157298    --
      December 31, 1971.....................................    1.180085   +2.0
      December 31, 1972.....................................    1.324345  +12.2
      December 31, 1973.....................................    1.144645  -13.6
      December 31, 1974.....................................    0.786512  -31.3
      December 31, 1975.....................................    0.981727  +24.8
      December 31, 1976.....................................    1.147484  +16.9
      December 31, 1977.....................................    1.077867   -6.1
      December 31, 1978.....................................    1.180390   +9.5
      December 31, 1979.....................................    1.356685  +14.9
      December 31, 1980.....................................    1.907809  +40.6
      December 31, 1981.....................................    2.046992   +7.3
      December 31, 1982.....................................    3.254033  +59.0
      December 31, 1983.....................................    3.943886  +21.2
      December 31, 1984.....................................    3.572709   -9.4
      December 31, 1985.....................................    4.823900  +35.0
      December 31, 1986.....................................    6.156190  +27.6
      December 31, 1987.....................................    7.017161  +14.0
      December 31, 1988.....................................    6.745649   -3.9
      December 31, 1989.....................................    7.984578  +18.4
      December 31, 1990.....................................    8.383448   +5.0
      December 31, 1991.....................................   11.835525  +41.2
      December 31, 1992.....................................   11.576959   -2.2
      December 31, 1993.....................................   12.850577  +11.0
      December 31, 1994.....................................   11.899473   -7.4
      December 31, 1995.....................................   16.523266  +38.9
      December 31, 1996.....................................   20.079854  +21.5
      December 31, 1997.....................................   24.547721  +22.3
      December 31, 1998.....................................   32.575691  +32.7

                               ANNUITY PAYMENTS

  When a variable payment option is selected, the contract proceeds will be applied at annuity purchase rates, which vary depending on the particular option selected and the age of the payee (and, where sex-neutral annuity rates are not applicable, on the sex of the payee when the payment option selected involves a life contingency). The impact of the choice of option and the sex and age of the payee on the level of annuity payments is described in the prospectus under "Variable Payment Options."

  The amount of the basic payment level is determined by applying the applicable annuity purchase rate to the amount applied to provide the annuity. This basic payment level is converted into annuity units, the number of which remains constant. Each monthly annuity payment is in an amount equal to that number of annuity units multiplied by the value of the applicable annuity unit as of the date of payment. The values of annuity units will change from day to day, depending upon the investment performance of the Fund.

  The selection of an assumed interest rate will affect both the basic payment level and the amount by which subsequent payments increase or decrease. The basic payment level is calculated on the assumption that the Net

Investment Factors (discussed below) applicable to the contract will be equivalent on an annual basis to a net investment return at the assumed interest rate. If this assumption is met following the date any payment is determined, then the amount of the next payment will be exactly equal to the amount of the preceding payment. If the actual Net Investment Factors are equivalent to a net investment return greater than the assumed interest rate, the next payment will be larger than the preceding one; if the actual Net Investment Factors are equivalent to a net investment return smaller than the assumed interest rate, then the next payment will be smaller than the preceding payment. The definition of the assumed interest rate, and the effect of the level of the assumed interest rate on the amount of monthly payments, is explained in the prospectus under "Variable Payment Options."

  The number of annuity units credited under a variable payment option is determined as follows:

    (1) The proceeds under a deferred contract, or the Net Purchase Payment under an immediate contract, are applied at the Company's annuity purchase rates for the selected assumed interest rate to determine the basic payment level.

    (2) The number of annuity units is determined by dividing the amount of the basic payment level by the applicable annuity unit value next determined following the application of proceeds (in the case of a deferred contract) or Net Purchase Payment (in the case of an immediate contract).

  The dollar amount of the initial payment will be at the basic payment level (if, in the case of an immediate contract, the payment is due not later than 14 days after the Net Purchase Payment is applied). The dollar amount of each subsequent payment is determined by multiplying the number of annuity units by the applicable annuity unit value which is determined at least 14 days before the payment is due.

  The value of an annuity unit depends on the assumed interest rate and on the Net Investment Factor applicable at the time of valuation. The Net Investment Factor, and thus changes in the value of an annuity unit under a variable payment option, reflects daily deductions for investment advisory services and mortality and expense risks. (See "Net Investment Factor" below). The initial annuity unit values were set at $1.00 effective on the date on which assets were first placed in the Fund.

  The annuity unit value for any day is equal to the corresponding annuity unit value previously determined multiplied by the applicable Net Investment Factor for the New York Stock Exchange trading day then ended, and further multiplied by the assumed interest factor for each day since the annuity unit value was last determined. The assumed interest factor represents the daily equivalent of the contract's annual assumed interest rate. In the calculation of annuity unit values, the assumed interest factor has the effect of reducing the Net Investment Factor by an amount equal to the daily equivalent of the contract's assumed interest rate. The result of this adjustment is that if the Net Investment Factor for a valuation period is greater (when expressed as an annual net investment return) than the assumed interest rate, the annuity unit value will increase. If the Net Investment Factor for the period is less (when expressed as an annual net investment return) than the assumed interest rate, the annuity unit value will decrease. At an assumed interest rate of 3.5% the assumed interest factor is .9999058. Assumed interest factors for other assumed interest rates are computed on a consistent basis.

                             NET INVESTMENT FACTOR

  The Net Investment Factor for the Fund is determined after the New York Stock Exchange closes on each day on which the Exchange is open for trading (a "Trading Day") as follows:

  On each Trading Day a Gross Investment Rate is determined from the investment performance of the Fund since the close of regular trading on the New York Stock Exchange on the preceding Trading Day. This rate may be positive or negative and is equal to:

    i. The investment income since the close of regular trading on the New York Stock Exchange on the preceding Trading Day, plus capital gains minus capital losses for the same period, whether realized or unrealized, less deductions for: (a) any taxes paid or reserved for, arising from the income and realized and unrealized capital gains on assets of the Fund, (b) brokerage commissions and taxes, if any, in connection with the purchase or sale of the Fund's portfolio securities, and (c) fees and expenses of the Board of Managers, divided by

    ii. The value of the total assets of the Fund as of the close of regular trading on the New York Stock Exchange on the preceding Trading Day less any assets set aside as a provision for taxes and accrued expenses described in i. above.

  The Net Investment Factor is equal to the sum of this Gross Investment Rate and 1.0000000, less deductions from net assets at the following rates for each day since the close of regular trading on the New York Stock Exchange on the preceding Trading Day:

    i. For deferred contracts: .00344% (1.2556% on an annual basis consisting of .3066% for investment advisory services and .8395% for mortality risk assumptions plus .1095% for expense risk assumptions made by the Company).

    ii. For immediate contracts: .00274% (1.0001% on an annual basis consisting of .3066% for investment advisory services and .5840% for mortality risk assumptions plus .1095% for expense risk assumptions made by the Company).

  The Net Investment Factor may be less than 1.0000000.

                                    EXPERTS

  The financial statements of New England Variable Annuity Fund I of Metropolitan Life Insurance Company ("MetLife") included in this Statement of Additional Information and the information in the Prospectus concerning selected per unit data and ratios have been audited by Deloitte & Touche, LLP, independent accountants, as stated in their reports appearing herein (whose reports express unqualified opinions and, with respect to MetLife, includes an explanatory paragraph referring to a change in the basis of accounting), and have been so included in reliance upon such reports of such firm given upon their authority as experts in auditing and accounting.

REPORT OF INDEPENDENT AUDITORS

To the Board of Managers and the Contract Owners of New England Variable Annuity Fund I

We have audited the accompanying statement of assets and liabilities of New England Variable Annuity Fund I (the "Fund"), including the schedule of portfolio investments, as of December 31, 1998, and the related statements of operations, changes in net assets, and selected per unit data and ratios for the two years then ended. These financial statements and selected per unit data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected per unit data and ratios based on our audit. The selected per unit data and ratios for each of the three years ended December 31, 1996 were audited by other auditors whose report dated January 31, 1997 expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected per unit data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. Where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per unit data and ratios referred to above present fairly, in all material respects, the financial position of New England Variable Annuity Fund I as of December 31, 1998, the results of its operations, the changes in its net assets, and selected per unit data and ratios for the two years then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 10, 1999

NEW ENGLAND VARIABLE ANNUITY FUND I
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998

ASSETS
 Investments at value (average cost $61,638,694) (Note 2)......... $79,824,366
 Receivable from the insurance company............................   1,029,968
 Receivable for investments sold..................................     168,245
 Dividends and interest receivable................................      78,847
                                                                   -----------
    Total assets..................................................  81,101,426
                                                                   -----------
LIABILITIES
 Payable for investment purchased.................................     353,212
 Payable for investment advisory fees (Note 4)....................      19,965
 Payable for mortality and expense risks (Note 5).................      63,735
 Payable for other direct expenses (Note 4).......................      57,439
 Payable to bank..................................................     877,135
                                                                   -----------
    Total liabilities.............................................   1,371,486
                                                                   -----------
NET ASSETS........................................................ $79,729,940
                                                                   ===========
Net assets attributable to variable annuity contractholders
 2,219,809 accumulation units at $32.58 per unit.................. $72,311,835
Annuity reserves (Note 2).........................................   7,418,105
                                                                   -----------
                                                                   $79,729,940
                                                                   ===========

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 1998

INVESTMENT INCOME (Note 2)
 INCOME
  Dividends (net of foreign taxes of $152,412)..................... $ 1,283,990
  Interest.........................................................      40,480
  Other income.....................................................         415
                                                                    -----------
    Total income...................................................   1,324,885
                                                                    -----------
 EXPENSES
  Mortality and expense risks (Notes 2 and 5)......................     714,577
  Investment advisory fee (Note 4).................................     232,028
  Other direct expenses (Note 4)...................................      60,309
                                                                    -----------
    Total expenses.................................................   1,006,914
                                                                    -----------
 NET INVESTMENT INCOME.............................................     317,971
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note 3)
  Net realized gain from investments sold..........................  11,255,524
  Net change in unrealized appreciation of investments.............  10,036,280
                                                                    -----------
    Net gain on investments........................................  21,291,804
                                                                    -----------
Increase in net assets resulting from operations................... $21,609,775
                                                                    ===========

NEW ENGLAND VARIABLE ANNUITY FUND I
STATEMENTS OF CHANGES IN NET ASSETS

                                                       For the years ended
                                                           December 31,
                                                     -------------------------
                                                         1998         1997
                                                     ------------  -----------
INCREASE IN NET ASSETS FROM OPERATIONS
 Net investment income (loss)....................... $    317,971  $   (66,183)
 Realized net gain from investments sold............   11,255,524   20,352,502
 Change in unrealized appreciation of investments...   10,036,280   (6,048,337)
                                                     ------------  -----------
 Increase in net assets resulting from operations...   21,609,775   14,237,982
                                                     ------------  -----------
CHANGES FROM PRINCIPAL TRANSACTIONS
 Purchase payments, less sales and administrative
  expenses and applicable premium taxes (Note 4)....      320,036      244,397
 Contract terminations..............................  (13,539,514)  (7,408,980)
 Annuity payments...................................     (785,818)    (742,854)
 Adjustments to annuity reserves (Note 2)...........      298,268      213,936
                                                     ------------  -----------
 Decrease in net assets resulting from principal
  transactions......................................  (13,707,028)  (7,693,501)
                                                     ------------  -----------
 Total increase in net assets.......................    7,902,747    6,544,481
NET ASSETS
 Beginning of year..................................   71,827,193   65,282,712
                                                     ------------  -----------
 End of year........................................ $ 79,729,940  $71,827,193
                                                     ============  ===========


  The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY FUND I
SUPPLEMENTARY INFORMATION--
Selected Per Unit Data and Ratios

  Selected data for an accumulation unit outstanding throughout each year and ratios are as follows:

                                       Year Ended December 31,
                          -----------------------------------------------------
                            1998       1997       1996       1995       1994
                          ---------  ---------  ---------  ---------  ---------
Net Asset Value,
 beginning of year......     $24.55     $20.08     $16.52     $11.90     $12.85
                          ---------  ---------  ---------  ---------  ---------
Per unit data
 Investment income......        .50        .29        .28        .24        .29
 Expenses...............       (.38)      (.32)      (.24)      (.19)      (.16)
                          ---------  ---------  ---------  ---------  ---------
 Net investment income
  (loss)................        .12       (.03)       .04        .05        .13
 Net realized and
  unrealized gain (loss)
  on investments........       7.91       4.50       3.52       4.57      (1.08)
                          ---------  ---------  ---------  ---------  ---------
 Net increase (decrease)
  in net asset value....       8.03       4.47       3.56       4.62       (.95)
                          ---------  ---------  ---------  ---------  ---------
 Net Asset Value, end of
  year..................     $32.58     $24.55     $20.08     $16.52     $11.90
                          =========  =========  =========  =========  =========
Total Return (%)........       32.7       22.3       21.5       38.9       (7.4)
Ratios
 Ratio of operating
  expenses to average
  net assets (%)........       1.34       1.35       1.34       1.35       1.26
 Ratio of net investment
  income to average
  net assets (%)........        .44       (.09)       .22        .34       1.06
Portfolio turnover (%)..     195.15     209.18     196.25     228.26     139.43
Number of accumulation
 units outstanding
 at end of year.........  2,219,809  2,694,327  3,012,611  3,399,132  4,038,331

NEW ENGLAND VARIABLE ANNUITY FUND I
NOTES TO FINANCIAL STATEMENTS

1. Nature of Operations

New England Variable Annuity Fund I (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, The Fund is sold for use with various retirement plans that are qualified under the Internal Revenue Code, for individual use, and for use with plans and trusts that are not qualified under the Internal Revenue Code. The operations of the Fund are part of Metropolitan Life Insurance Company (the "Insurance Company"). Prior to August 30, 1996, the Fund was a part of New England Mutual Life Insurance Company ("New England Mutual"). Effective August 30, 1996, New England Mutual merged into the Insurance Company. New England Life Insurance Company, a subsidiary of the Insurance Company, is the designated office for contract-holder services. No new contracts are being offered at this time, but holders of existing flexible payment deferred contracts may continue to make purchase payments.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund.

A. Security valuation. Investments in common stocks traded on a national securities exchange or on the NASDAQ national market system are valued at their last reported sales prices on the principal exchange, or if there was no reported sale during the day and for over-the-counter securities not so listed, at the last reported bid prices. Corporate short-term notes are stated at cost, which approximates fair value.

B. Security transactions and related investment income. Security transactions are accounted for on the trade date (the date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Net investment income and net realized and unrealized gain (loss) on investments are allocated to the contracts on each valuation date based on each contract's pro rata share of the net assets of the Fund as of the beginning of the valuation period.

C. Federal income taxes. The Fund is not taxed separately because the operations of the Fund are part of the total operations of the Insurance Company. The Insurance Company is taxed as a life insurance company under the Internal Revenue Code. The Fund will not be taxed as a regulated investment company under subchapter M of the Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Fund.

D. Annuity reserves. Annuity reserves are computed for currently payable contracts according to the 1983-a Mortality Tables. The assumed interest rate may be 0%, 3.5% or 5% as elected by the annuitant and as regulated by the laws of the respective states. Adjustments to annuity reserves are reimbursed to or from the Insurance Company. For contracts payable on or after January 1, 1998 annuity reserves will be computed according to the Annuity 2000 Mortality Tables.

E. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NEW ENGLAND VARIABLE ANNUITY FUND I
NOTES TO FINANCIAL STATEMENTS -- Continued

3. Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments (other than short-term securities) for the year ended December 31, 1998 were $145,557,656 and $159,272,251, respectively. Gains and losses from sales of investments are computed on the basis of average cost.

4. Advisory and Service Fees With Affiliates

During the year ended December 31, 1998, the Fund incurred investment management fees of $232,028, payable to the Fund's investment adviser, Capital Growth Management Limited Partnership, an affiliate of the Insurance Company. The advisory agreement provides for a fee at the annual rate of 0.3066% of the average net assets of the Fund. Deductions from purchase payments for sales and administrative expenses, which for the year ended December 31, 1998, amounted to $10,811 and $4,036, respectively, were retained by the Insurance Company.

Effective January 1, 1995, the audit and managers fees have been borne by the Fund. A charge is deducted daily against the Fund based on estimated audit and manager fees. This daily charge is reviewed on a quarterly basis and adjusted as necessary. Any excess or deficiency in the daily charge relative to incurred expenses is applied to future periods in the quarterly review. For the year ended December 31, 1998 the charges to the Fund amounted to $60,309 and actual fees of $39,569 were incurred.

5. Mortality and Expense Risks and Deductions

Although variable annuity payments differ according to the investment performance of the Fund, they are not affected by mortality or expense experience because the Insurance Company assumes the expense risk and the mortality risk under the contracts. The Insurance Company charges the Fund assets for assuming those risks. During 1998, the mortality and expense risk charges totaled $714,577.

The expense risk assumed by the Insurance Company is the risk that the deductions for sales and administrative expenses and for investment advisory services provided for in the variable annuity contract may prove insufficient to cover the cost of those items.

The mortality risk assumed by the Insurance Company has two elements: a life annuity mortality risk and, for deferred annuity contracts, a minimum death refund risk.

The life annuity mortality risk results from a provision in the contract in which the Insurance Company agrees to make annuity payments regardless of how long a particular annuitant or other payee lives and how long all annuitants or other payees as a class live if payment options involving life contingencies are chosen. Those annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued.

Under deferred annuity contracts, the Insurance Company also assumes a minimum death refund risk by providing that there will be payable, on the death of the annuitant during the accumulation period, an amount equal to the greater of
(1) the aggregate purchase payments made, without interest, reduced by any partial surrender, and (2) the value of the contract as of the death valuation date.

If those deductions are insufficient to cover the cost of the expense and mortality risks assumed by the Insurance Company, the Insurance Company absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is transferred to the Insurance Company.

NEW ENGLAND VARIABLE ANNUITY FUND I
NOTES TO FINANCIAL STATEMENTS -- Continued

6. Related Parties

Two members of the Board of Managers of the Fund are officers of New England Life Insurance Company. Both members are affiliated with the principal underwriter, one as an officer and one as a director.

7. Increase (Decrease) in Accumulation Units

                                                           For the years ended
                                                              December 31,
                                                           --------------------
                                                             1998       1997
                                                           ---------  ---------
 Units purchased..........................................    14,318     10,269
 Units redeemed...........................................  (488,836)  (328,553)
                                                           ---------  ---------
  Net decrease............................................  (474,518)  (318,284)
Units at beginning of period.............................. 2,694,327  3,012,611
                                                           ---------  ---------
Units at end of period.................................... 2,219,809  2,694,327
                                                           =========  =========

NEW ENGLAND VARIABLE ANNUITY FUND I
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

          COMMON STOCKS--99.1% OF TOTAL NET ASSETS

                                                                           Value
   Shares                                                               (Note 2)
   ------                                                            -----------
          AUTO & RELATED--5.3%
  267,000 Volkswagen AG...........................................   $ 4,205,250
                                                                     -----------
          BANKS--MONEY CENTER--6.5%
   76,500 Chase Manhattan Corp. ..................................     5,206,781
                                                                     -----------
          BANKS--REGIONAL--17.3%
  109,500 Bank New York, Inc. ....................................     4,407,375
   60,000 BankAmerica Corp. ......................................     3,607,500
   15,000 First Union Corp. ......................................       912,188
   52,000 Firstar Corp. ..........................................     4,849,000
                                                                     -----------
                                                                      13,776,063
                                                                     -----------
          BEVERAGES & TOBACCO--11.6%
   62,500 Anheuser-Busch Cos, Inc. ...............................     4,101,563
   96,000 Philip Morris Companies, Inc. ..........................     5,136,000
                                                                     -----------
                                                                       9,237,563
                                                                     -----------
          COMPUTER SOFTWARE & SERVICES--1.9%
   23,000 Computer Sciences Corp.*................................     1,482,062
                                                                     -----------
          ELECTRONIC & COMMUNICATION EQUIPMENT--8.5%
   56,300 Nokia Corp. ............................................     6,780,631
                                                                     -----------
          ELECTRONIC COMPONENTS--14.7%
   37,000 Intel Corp. ............................................     4,386,813
   71,000 Micron Technology, Inc.*................................     3,589,937
   44,000 Texas Instruments, Inc. ................................     3,764,750
                                                                     -----------
                                                                      11,741,500
                                                                     -----------
          FREIGHT TRANSPORTATION--4.4%
  103,000 Burlington Northern Santa Fe Corp. .....................     3,476,250
                                                                     -----------
          INSURANCE--13.3%
   49,000 American General Corp. .................................     3,822,000
   37,125 American International Group, Inc. .....................     3,587,203
   22,000 Jefferson Pilot Corp. ..................................     1,650,000
   26,000 UNUM Corp. .............................................     1,517,750
                                                                     -----------
                                                                      10,576,953
                                                                     -----------
          MICROCOMPUTERS--3.1%
   29,000 Sun Microsystems, Inc.*.................................     2,483,125
                                                                     -----------
          OFFICE EQUIPMENT & SUPPLIES--5.5%
   24,000 International Business Machines.........................     4,434,000
                                                                     -----------

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY FUND I
PORTFOLIO OF INVESTMENTS -- Continued

          COMMON STOCKS -- CONTINUED

                                                                          Value
   Shares                                                              (Note 2)
   ------                                                           -----------
          RETAIL--7.0%
   69,000 Wal-Mart Stores, Inc. .................................   $ 5,619,188
                                                                    -----------

          TOTAL COMMON STOCKS
          (average cost $60,833,694).............................    79,019,366
                                                                    -----------

          CORPORATE SHORT-TERM NOTES--1.0% OF TOTAL NET ASSETS
   Face
  Amount
  ------
 $805,000 American Express Credit Corp., 4.85% due 1/4/99........       805,000
                                                                    -----------

          TOTAL CORPORATE SHORT-TERM NOTES
          (average cost $805,000)................................       805,000
                                                                    -----------

          TOTAL INVESTMENTS--100.1%
          (average cost $61,638,694).............................    79,824,366
                                                                    -----------
          Other liabilities in excess of other assets--(0.1%)....       (94,426)
                                                                    -----------

          TOTAL NET ASSETS--100%                                    $79,729,940
                                                                    ===========
          *Non-income producing security.



The accompanying notes are an integral part of these financial statements.

                      Metropolitan Life Insurance Company

                       Consolidated Financial Statements
                  as of December 31, 1998 and 1997 and for the
                  Years Ended December 31, 1998, 1997 and 1996
                                      and
                          Independent Auditors' Report

                         Independent Auditors' Report

The Board of Directors and Policyholders of
Metropolitan Life Insurance Company:

  We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 1998 and 1997, and the related consolidated statements of income, equity and cash flows for each of the three years in the period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of Metropolitan Life Insurance Company and subsidiaries at December 31, 1998 and 1997, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.

  As discussed in Note 1 to the consolidated financial statements, in 1997 the Company changed the method of accounting for investment income on certain structured securities.

DELOITTE & TOUCHE LLP

New York, New York
February 4, 1999

                      Metropolitan Life Insurance Company

                       CONSOLIDATED STATEMENTS OF INCOME

              For the Years Ended December 31, 1998, 1997 and 1996
                                 (In millions)

                                                          1998    1997    1996
                                                         ------- ------- -------
REVENUES
Premiums...............................................  $11,503 $11,278 $11,345
Universal life and investment-type product policy fees.    1,360   1,418   1,243
Net investment income..................................   10,228   9,491   8,978
Other revenues.........................................    1,965   1,491   1,246
Net realized investment gains..........................    2,021     787     231
                                                         ------- ------- -------
                                                          27,077  24,465  23,043
                                                         ------- ------- -------
EXPENSES
Policyholder benefits and claims.......................   12,488  12,234  12,286
Interest credited to policyholder account balances.....    2,731   2,884   2,868
Policyholder dividends.................................    1,653   1,742   1,728
Other expenses.........................................    8,118   5,934   4,755
                                                         ------- ------- -------
                                                          24,990  22,794  21,637
                                                         ------- ------- -------
Income before provision for income taxes, discontinued
 operations and extraordinary item.....................    2,087   1,671   1,406
Provision for income taxes.............................      740     468     482
                                                         ------- ------- -------
Income before discontinued operations and extraordinary
 item..................................................    1,347   1,203     924
Loss from discontinued operations......................      --      --       71
                                                         ------- ------- -------
Income before extraordinary item.......................    1,347   1,203     853
Extraordinary item--demutualization expense............        4     --       --
                                                         ------- ------- -------
Net income.............................................  $ 1,343 $ 1,203 $   853
                                                         ======= ======= =======

          See accompanying notes to consolidated financial statements.

                      Metropolitan Life Insurance Company

                          CONSOLIDATED BALANCE SHEETS

                    December 31, 1998 and 1997 (In millions)

                                                                1998     1997
                                                              -------- --------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value......... $100,767 $ 92,630
  Equity securities, at fair value...........................    2,340    4,250
  Mortgage loans on real estate..............................   16,827   20,193
  Real estate and real estate joint ventures.................    6,287    7,080
  Policy loans...............................................    5,600    5,846
  Other limited partnership interests........................      964      855
  Short-term investments.....................................    1,369      679
  Other invested assets......................................    1,567    4,456
                                                              -------- --------
                                                               135,721  135,989
Cash and cash equivalents....................................    3,301    2,911
Accrued investment income....................................    1,994    1,860
Premiums and other receivables...............................    5,972    3,319
Deferred policy acquisition costs............................    6,560    6,436
Other........................................................    3,448    3,641
Separate account assets......................................   58,350   48,620
                                                              -------- --------
                                                              $215,346 $202,776
                                                              ======== ========
LIABILITIES AND EQUITY
Liabilities:
Future policy benefits....................................... $ 72,701 $ 73,848
Policyholder account balances................................   46,494   48,543
Other policyholder funds.....................................    4,061    3,998
Policyholder dividends payable...............................      947      969
Short-term debt..............................................    3,585    4,587
Long-term debt...............................................    2,903    2,884
Income taxes payable, current and deferred...................      948      952
Other........................................................   10,772    4,650
Separate account liabilities.................................   58,068   48,338
                                                              -------- --------
                                                               200,479  188,769
                                                              -------- --------
Commitments and contingencies (Note 9)

Equity:
Retained earnings............................................   13,483   12,140
Accumulated other comprehensive income.......................    1,384    1,867
                                                              -------- --------
                                                                14,867   14,007
                                                              -------- --------
                                                              $215,346 $202,776
                                                              ======== ========

          See accompanying notes to consolidated financial statements.

                      Metropolitan Life Insurance Company

              For the Years Ended December 31, 1998, 1997 and 1996
                                 (In millions)

                                                         Accumulated Other Comprehensive Income
                                                         ----------------------------------------------
                                                             Net             Foreign         Minimum
                                                          Unrealized        Currency         Pension
                                  Comprehensive Retained  Investment       Translation      Liability
                          Total      Income     Earnings    Gains          Adjustment       Adjustment
                         -------  ------------- -------- -------------    -------------    ------------
Balance at January 1,
 1996................... $11,754                $10,084    $       1,646     $         24    $        --
Comprehensive income:
 Net income.............     853     $  853         853
                                     ------
 Other comprehensive
  loss:
   Unrealized investment
    losses, net of
    related offsets,
    reclassification
    adjustments and
    income taxes........               (618)                       (618)
   Foreign currency
    translation
    adjustments.........                 (6)                                           (6)
                                     ------
 Other comprehensive
  loss..................    (624)      (624)
                                     ------
   Comprehensive income.             $  229
                         -------     ======     -------    -------------     ------------    ------------
Balance at December 31,
 1996...................  11,983                 10,937            1,028               18             --
Comprehensive income:
 Net income.............   1,203     $1,203       1,203
                                     ------
 Other comprehensive
  income:
   Unrealized investment
    gains, net of
    related offsets,
    reclassification
    adjustments and
    income taxes........                870                          870
   Foreign currency
    translation
    adjustments.........                (49)                                          (49)
                                     ------
 Other comprehensive
  income................     821        821
                                     ------
   Comprehensive income.             $2,024
                         -------     ======     -------    -------------     ------------    ------------
Balance at December 31,
 1997...................  14,007                 12,140            1,898              (31)            --
Comprehensive income:
 Net income.............   1,343     $1,343       1,343
 Other comprehensive
  loss:
   Unrealized investment
    losses, net of
    related offsets,
    reclassification
    adjustments and
    income taxes........               (358)                        (358)
   Foreign currency
    translation
    adjustments.........               (113)                                         (113)
   Minimum pension
    liability
    adjustment..........                (12)                                                          (12)
                                     ------
 Other comprehensive
  loss..................    (483)      (483)
                         -------
                                     ------
   Comprehensive income.             $  860
                         -------                -------    -------------     ------------    ------------
                                     ======
Balance at December 31,
 1998................... $14,867                $13,483    $       1,540     $       (144)   $        (12)
                         =======                =======    =============     ============    ============

          See accompanying notes to consolidated financial statements.

                      Metropolitan Life Insurance Company

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

              For the Years Ended December 31, 1998, 1997 and 1996
                                 (In millions)

                                                    1998      1997      1996
                                                  --------  --------  --------
Cash flows from operating activities
Net income....................................... $  1,343  $  1,203  $    853
  Adjustments to reconcile net income to net cash
   provided by operating activities:
    Depreciation and amortization expenses.......       56       (36)      (18)
    Gains from sales of investments and
     businesses, net.............................   (2,629)   (1,018)     (428)
    Change in undistributed income of real estate
     joint ventures and other limited partnership
     interests...................................      (91)      157       (45)
    Interest credited to policyholder account
     balances....................................    2,731     2,884     2,868
    Universal life and investment-type product
     policy fees.................................   (1,360)   (1,418)   (1,243)
    Change in accrued investment income..........     (181)     (215)      350
    Change in premiums and other receivables.....   (2,681)     (792)     (125)
    Change in deferred policy acquisition costs,
     net.........................................     (188)     (159)     (391)
    Change in insurance related liabilities......    1,493     2,364     2,349
    Change in income taxes payable...............      211       (99)     (134)
    Change in other liabilities..................    2,390      (206)      902
    Other, net...................................     (253)      207    (1,250)
                                                  --------  --------  --------
Net cash provided by operating activities........      841     2,872     3,688
                                                  --------  --------  --------
Cash flows from investing activities
  Sales, maturities and repayments of:
    Fixed maturities.............................   57,857    75,346    76,117
    Equity securities............................    3,085     1,821     2,069
    Mortgage loans on real estate................    2,296     2,784     2,380
    Real estate and real estate joint ventures...    1,122     2,046     2,358
    Other limited partnership interests..........      146       166       178
  Purchases of:
    Fixed maturities.............................  (67,543)  (76,603)  (76,225)
    Equity securities............................     (854)   (2,121)   (2,742)
    Mortgage loans on real estate................   (2,610)   (4,119)   (4,225)
    Real estate and real estate joint ventures...     (423)     (624)     (989)
    Other limited partnership interests..........     (723)     (338)     (307)
  Net change in short-term investments...........     (761)       63     1,028
  Net change in policy loans.....................      133        17      (128)
  Proceeds from sales of businesses..............    7,372       274        --
  Net change in investment collateral............    3,769        --        --
  Other, net.....................................     (183)     (378)     (438)
                                                  --------  --------  --------
Net cash provided by (used in) investing
 activities......................................    2,683    (1,666)     (924)
                                                  --------  --------  --------
Cash flows from financing activities
  Policyholder account balances:
    Deposits..................................... $ 19,361  $ 16,061  $ 17,167
    Withdrawals..................................  (21,706)  (18,831)  (19,321)
  Short-term debt, net...........................   (1,001)    1,265        69
  Long-term debt issued..........................      693       989        --
  Long-term debt repaid..........................     (481)     (104)     (284)
                                                  --------  --------  --------
Net cash used in financing activities............   (3,134)     (620)   (2,369)
                                                  --------  --------  --------
Change in cash and cash equivalents..............      390       586       395
Cash and cash equivalents, beginning of year.....    2,911     2,325     1,930
                                                  --------  --------  --------
Cash and cash equivalents, end of year........... $  3,301  $  2,911  $  2,325
                                                  ========  ========  ========
Supplemental disclosures of cash flow
 information:
  Interest....................................... $    367  $    422  $    310
                                                  ========  ========  ========
  Income taxes................................... $    579  $    589  $    497
                                                  ========  ========  ========

Cash paid during the year for:

          See accompanying notes to consolidated financial statements.

                      Metropolitan Life Insurance Company

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (Dollar amounts are in millions unless otherwise stated)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Business

  Metropolitan Life Insurance Company ("MetLife") and its subsidiaries (the "Company") is a leading provider of insurance and financial services to a broad section of institutional and individual customers. The Company offers life insurance, annuities and mutual funds to individuals and group insurance and retirement and savings products and services to corporations and other institutions.

 Basis of Presentation

  The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determination.

  The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs, investment allowances and the liability for future policyholder benefits. Actual results could differ from those estimates.

  During 1997, management changed to the retrospective interest method of accounting for investment income on structured notes in accordance with authoritative guidance issued in late 1996. As a result, net investment income increased by $175. The cumulative effect of this accounting change on prior years' income was not material.

 Principles of Consolidation

  The accompanying consolidated financial statements include the accounts of MetLife and its subsidiaries, partnerships and joint ventures in which MetLife has a controlling interest. All material intercompany accounts and transactions have been eliminated.

  The Company accounts for its investments in real estate joint ventures and other limited partnership interests in which it does not have a controlling interest, but more than a minimal interest, under the equity method of accounting.

  Minority interest relating to consolidated entities included in other liabilities was $274 and $277 at December 31, 1998 and 1997, respectively.

  Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 1998 presentation.

 Investments

  The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as realized losses on investments. Realized gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

  Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. Interest income earned on impaired loans is accrued on the net carrying value amount of the loan based on the loan's effective interest rate.

  Real estate, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 40 years). Cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in realized losses on investments. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or estimated fair value, net of disposition costs.

  Policy loans are stated at unpaid principal balances.

  Short-term investments are stated at amortized cost, which approximates fair value.

 Derivative Instruments

  The Company uses derivative instruments to manage market risk through one of four principal risk management strategies: the hedging of invested assets, liabilities, portfolios of assets or liabilities and anticipated transactions. The Company's derivative strategy employs a variety of instruments including financial futures, financial forwards, interest rate and foreign currency swaps, floors, foreign exchange contracts, caps and options.

  The Company's derivative program is monitored by senior management. The Company's risk of loss is typically limited to the fair value of its derivative instruments and not to the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments and, with respect to over-the-counter transactions, from the possible inability of counterparties to meet the terms of the contracts. The Company has strict policies regarding the financial stability and credit standing of its major counterparties.

  The Company's derivative instruments are designated as hedges and are highly correlated to the underlying risk at contract inception. The Company monitors the effectiveness of its hedges throughout the contract term using an offset ratio of 80 to 125 percent as its minimum acceptable threshold for hedge effectiveness. Derivative instruments that lose their effectiveness are marked to market through net investment income.

  Gains or losses on financial futures contracts entered into in anticipation of investment transactions are deferred and, at the time of the ultimate investment purchase or disposition, recorded as an adjustment to the basis of the purchased assets or to the proceeds on disposition. Gains or losses on financial futures used in asset risk management are deferred and amortized into net investment income over the remaining term of the investment. Gains or losses on financial futures used in portfolio risk management are deferred and amortized into net investment income or policyholder benefits over the remaining life of the hedged sector of the underlying portfolio.

  Financial forward contracts that are entered into to purchase securities are marked to fair value through other comprehensive income, similar to the accounting for the investment security. Such contracts are accounted for at settlement by recording the purchase of the specified securities at fair value. Gains or losses resulting from the termination of forward contracts are recognized immediately as a component of net investment income.

  Interest rate and certain foreign currency swaps involve the periodic exchange of payments without the exchange of underlying principal or notional amounts. Net receipts or payments are accrued and recognized over the term of the swap agreement as an adjustment to net investment income or other expense. Gains or losses resulting from swap terminations are amortized over the remaining term of the underlying asset or liability. Gains and losses on swaps and certain foreign forward exchange contracts entered into in anticipation of investment transactions are deferred and, at the time of the ultimate investment purchase or disposition, reflected as an adjustment to the basis of the purchased assets or to the proceeds of disposition. In the event the asset or liability underlying a swap is disposed of, the swap position is closed immediately and any gain or loss is recorded as an adjustment to the proceeds from disposition.

  The Company periodically enters into collars, which consist of purchased put and written call options, to lock in unrealized gains on equity securities. Collars are marked to market through other comprehensive income, similar to the accounting for the underlying equity securities. Purchased interest rate caps and floors are used to offset the risk of interest rate changes related to insurance liabilities. Premiums paid on floors, caps and options are split into two components, time value and intrinsic value. Time value is amortized over the life of the applicable derivative instrument. The intrinsic value and any gains or losses relating to these derivative instruments adjust the basis of the underlying asset or liability and are recognized as a component of net investment income over the term of the underlying asset or liability being hedged as an adjustment to the yield.

 Cash and Cash Equivalents

  The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

 Property, Equipment and Leasehold Improvements

  Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. Estimated lives range from 20 to 40 years for real estate and 5 to 15 years for all other property and equipment. Accumulated depreciation on property and equipment and accumulated amortization of leasehold improvements was $1,048 at both December 31, 1998 and 1997. Related depreciation and amortization expense was $95, $103 and $78 for the years ended December 31, 1998, 1997 and 1996, respectively.

 Deferred Policy Acquisition Costs

  The costs of acquiring new insurance business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

  Deferred policy acquisition costs for non-participating traditional life, non-medical health and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

  Deferred policy acquisition costs for property and liability insurance contracts, which are primarily comprised of commissions and certain underwriting expenses, are deferred and amortized on a pro rata basis over the applicable contract term or reinsurance treaty.

 Other Intangible Assets

  The excess of cost over the fair value of net assets acquired ("goodwill") and the value of business acquired are included in other assets. Goodwill is amortized on a straight-line basis over a period ranging from 10 to 30 years. The Company continually reviews goodwill to assess recoverability from future operations using undiscounted cash flows.

Impairments are recognized in operating results if a permanent diminution in value is deemed to have occurred. The value of business acquired is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

                                 Value of Business Acquired       Goodwill
                                 --------------------------    ----------------
Years Ended December 31            1998      1997      1996    1998  1997  1996
-----------------------          --------  --------  --------  ----  ----  ----
Net Balance at January 1........ $    498  $    358  $    381  $884  $544  $377
Acquisitions....................       32       176         7    80   387   197
Amortization....................      (55)      (36)      (30)  (59)  (47)  (30)
                                 --------  --------  --------  ----  ----  ----
Net Balance at December 31...... $    475  $    498  $    358  $905  $884  $544
                                 ========  ========  ========  ====  ====  ====
December 31                        1998      1997              1998  1997
-----------                      --------  --------            ----  ----
Accumulated Amortization........ $    142  $     87            $207  $148
                                 ========  ========            ====  ====

 Future Policy Benefits and Policyholder Account Balances

  Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 2% to 7%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends, and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

  Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 5% to 8%. Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 4% to 7%. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 4% to 8%.

  Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 3% to 17%, less expenses, mortality charges and withdrawals.

  The liability for unpaid claims and claim expenses for property and casualty insurance represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are reflected in operations in the year such refinements are made.

 Recognition of Insurance Revenue and Related Benefits

  Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

  Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

  Premiums related to universal life and investment-type contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

  Premiums related to property and casualty contracts are recognized as revenue on a pro rata basis over the applicable contract term. Unearned premiums are included in other liabilities.

 Dividends to Policyholders

  Dividends to policyholders are determined annually by the Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

 Participating Business

  Participating business represented approximately 21% and 22% of the Company's life insurance in-force, and 81% and 87% of the number of life insurance policies in-force, at December 31, 1998 and 1997, respectively. Participating policies represented approximately 39% and 40%, 41% and 41%, and 40% and 44% of gross and net life insurance premiums for the years ended December 31, 1998, 1997 and 1996, respectively.

 Income Taxes

  MetLife and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. Federal income tax return in accordance with the provisions of the Internal Revenue Code, as amended ("the Code"). Under the Code, the amount of Federal income tax expense incurred by mutual life insurance companies includes an equity tax calculated based upon a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets and liabilities.

 Reinsurance

  The Company has reinsured certain of its life insurance and property and casualty insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits.

 Separate Accounts

  Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's consolidated statements of income and cash flows. Mortality, policy administration and surrender charges to all separate accounts are included in revenues.

 Foreign Currency Translation

  Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are generally the functional currencies. Translation adjustments are charged or credited directly to other comprehensive income. Gains and losses from foreign currency transactions are reported in other expenses and were insignificant for all years presented.

 Extraordinary Item--Demutualization Expense

  On November 24, 1998, the Board of Directors authorized management to develop a plan to convert from a mutual life insurance company to a stock life insurance company (the "demutualization"). A final plan to convert to a publicly traded stock company is subject to the approval of the Board of Directors, the policyholders and the New York Superintendent of Insurance ("Superintendent"). The Department has not yet reviewed or approved any materials relating to the demutualization.

  The accompanying consolidated statements of income reflect an extraordinary charge of $4 (net of income taxes of $2) for the year ended December 31, 1998 related to costs associated with the demutualization.

Application of Accounting Pronouncements

  In October 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that 1) transfer only significant timing risk, 2) transfer only significant underwriting risk, 3) transfer neither significant timing or underwriting risk and 4) have an indeterminate risk. The Company is required to adopt SOP 98-7 as of January 1, 2000. Adoption of SOP 98-7 is not expected to have a material effect on the Company's consolidated financial statements.

  In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). SFAS 133 requires, among other things, that all derivatives be recognized in the consolidated balance sheets as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133 are required to be reported in income. The Company is required to adopt SFAS 133 as of January 1, 2000. The Company is in the process of quantifying the impact of SFAS 133 on its consolidated financial statements.

  In April 1998, the AICPA issued SOP 98-5, Reporting on the Costs of Start-Up Activities ("SOP 98-5"). SOP 98-5 broadly defines start-up activities. SOP 98-5 requires costs of start-up activities and organization costs to be expensed as incurred. The Company is required to adopt SOP 98-5 as of January 1, 1999. Adoption of SOP 98-5 is not expected to have a material effect on the Company's consolidated financial statements.

  In March 1998, the AICPA issued SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. The Company is required to adopt SOP 98-1 as of January 1, 1999. Adoption of SOP 98-1 is not expected to have a material effect on the Company's consolidated financial statements.

  In December 1997, the AICPA issued SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. The Company is required to adopt SOP 97-3 as of January 1, 1999. Adoption of SOP 97-3 is not expected to have a material effect on the Company's consolidated financial statements.

  In 1998, the Company adopted SFAS 131, Disclosures About Segments of an Enterprise and Related Information ("SFAS 131"). SFAS 131 establishes standards for reporting financial information and related disclosures about products and services, geographic areas and major customers relating to operating segments in annual financial statements. Adoption of SFAS 131 had no effect on the Company's consolidated financial statements.

  In 1998, the Company adopted SFAS 130, Reporting Comprehensive Income ("SFAS 130"). SFAS 130 establishes standards for reporting and displaying comprehensive income and its components in a financial statement that is displayed with the same prominence as other financial statements. Adoption of SFAS 130 had no effect on the Company's consolidated financial statements.

  In 1998, the Company adopted the provisions of SFAS 125 which were deferred by SFAS No. 127, Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125. The deferred provisions provide accounting and reporting standards related to repurchase agreements, dollar rolls, securities lending and similar transactions. Adoption of the provisions had the effect of increasing assets and liabilities by $3,769 at December 31, 1998 and increasing revenues and expenses by $266 for the year ended December 31, 1998.

2. INVESTMENTS

  The components of net investment income were as follows:

                                                   Years ended December 31,
                                                   ---------------------------
                                                     1998     1997      1996
                                                   --------  -------- --------
      Fixed maturities...........................  $  6,563  $ 6,445  $  6,042
      Equity securities..........................        78       50        60
      Mortgage loans on real estate..............     1,572    1,684     1,523
      Real estate and real estate joint ventures.     1,529    1,718     1,668
      Policy loans...............................       387      368       399
      Other limited partnership interests........       196      302       215
      Cash, cash equivalents and short-term
       investments                                      187      169       214
      Other......................................       841      368       401
                                                   --------  -------  --------
                                                     11,353   11,104    10,522
      Less: Investment expenses..................     1,125    1,613     1,544
                                                   --------  -------  --------
                                                    $10,228  $ 9,491   $ 8,978
                                                   ========  =======  ========

  Net realized investment gains, including changes in valuation allowances, were as follows:

                                                   Years ended December 31,
                                                   ---------------------------
                                                     1998     1997      1996
                                                   --------  -------- --------
      Fixed maturities...........................  $    573  $   118  $    234
      Equity securities..........................       994      224       101
      Mortgage loans on real estate..............        23       56       (86)
      Real estate and real estate joint ventures.       424      446       371
      Other limited partnership interests........        13       12      (129)
      Sale of subsidiaries.......................       531      139       --
      Other......................................        71       23       (33)
                                                   --------  -------  --------
                                                      2,629    1,018       458
      Amounts allocable to:
        Future policy benefit loss recognition...      (300)    (126)     (203)
        Deferred policy acquisition costs........      (240)     (70)       (4)
        Participating pension contracts..........       (68)     (35)      (20)
                                                   --------  -------  --------
                                                    $ 2,021  $   787  $    231
                                                   ========  =======  ========

  The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

                                                      Years ended December
                                                               31,
                                                     -------------------------
                                                      1998     1997     1996
                                                     -------  -------  -------
      Fixed maturities.............................  $ 4,809  $ 4,766  $ 2,226
      Equity securities............................      832    1,605      563
      Other invested assets........................      125      294      474
                                                     -------  -------  -------
                                                       5,766    6,665    3,263
                                                     -------  -------  -------
      Amounts allocable to:
        Future policy benefit loss recognition.....   (2,248)  (2,189)  (1,219)
        Deferred policy acquisition costs..........     (902)  (1,147)    (420)
        Participating pension contracts............     (212)    (312)      (9)
      Deferred income taxes........................     (864)  (1,119)    (587)
                                                     -------  -------  -------
                                                      (4,226)  (4,767)  (2,235)
                                                     -------  -------  -------
                                                     $ 1,540  $ 1,898  $ 1,028
                                                     =======  =======  =======

The changes in net unrealized investment gains were as follows:

                                                      Years ended December
                                                               31,
                                                     -------------------------
                                                      1998     1997     1996
                                                     -------  -------  -------
      Balance at January 1.........................  $ 1,898  $ 1,028  $ 1,646
      Unrealized investment gains (losses) during
       the year....................................     (899)   3,402   (2,493)
      Unrealized investment (gains) losses relating
       to:
        Future policy benefit loss recognition.....      (59)    (970)     845
        Deferred policy acquisition costs..........      245     (727)     328
        Participating pension contracts............      100     (303)     341
      Deferred income taxes........................      255     (532)     361
                                                     -------  -------  -------
      Balance at December 31.......................  $ 1,540  $ 1,898  $ 1,028
                                                     =======  =======  =======
      Net change in unrealized investment gains....  $  (358) $   870  $  (618)
                                                     =======  =======  =======

 Fixed Maturities and Equity Securities

  Fixed maturities and equity securities at December 31, 1998 were as follows:

                                                            Gross
                                                Cost or   Unrealized  Estimated
                                               Amortized ------------   Fair
                                                 Cost     Gain   Loss   Value
                                               --------- ------- ---- ---------
Fixed Maturities:
  Bonds:
    U.S. Treasury securities and obligations
     of U.S. government corporations and
     agencies.................................  $ 6,640  $ 1,117 $ 10 $  7,747
    States and political subdivisions.........      597       26   --      623
    Foreign governments.......................    3,435      254   88    3,601
    Corporate.................................   46,377    2,471  260   48,588
    Mortgage and asset-backed securities         26,456      569   46   26,979
    Other.....................................   12,438    1,069  293   13,214
                                                -------  ------- ---- --------
                                                 95,943    5,506  697  100,752
    Redeemable preferred stocks...............       15      --   --        15
                                                -------  ------- ---- --------
                                                $95,958  $ 5,506 $697 $100,767
                                                =======  ======= ==== ========
  Equity Securities:
    Common stocks.............................  $ 1,286  $   923 $ 77 $  2,132
    Nonredeemable preferred stocks............      222        4   18      208
                                                -------  ------- ---- --------
                                                $ 1,508  $   927 $ 95 $  2,340
                                                =======  ======= ==== ========

  Fixed maturities and equity securities at December 31, 1997 were as follows:

                                                            Gross
                                                Cost or   Unrealized  Estimated
                                               Amortized ------------   Fair
                                                 Cost     Gain   Loss   Value
                                               --------- ------- ---- ---------
Fixed Maturities:
  Bonds:
    U.S. Treasury securities and obligations
     of U. S. government
     corporations and agencies................  $ 8,708  $ 1,010 $  2  $ 9,716
    States and political subdivisions.........      486       22   --      508
    Foreign governments.......................    3,420      371   52    3,739
    Corporate.................................   41,012    2,337  291   43,058
    Mortgage and asset-backed securities......   22,370      579   21   22,928
    Other.....................................   11,374      929  134   12,169
                                                -------  ------- ---- --------
                                                 87,370    5,248  500   92,118
    Redeemable preferred stocks...............      494       19    1      512
                                                -------  ------- ---- --------
                                                $87,864  $ 5,267 $501 $ 92,630
                                                =======  ======= ==== ========
Equity Securities:
    Common stocks.............................  $ 2,444  $ 1,716 $105 $  4,055
    Nonredeemable preferred stocks............      201        5   11      195
                                                -------  ------- ---- --------
                                                $ 2,645  $ 1,721 $116 $  4,250
                                                =======  ======= ==== ========

  The Company held foreign currency derivatives with notional amounts of $716 and $408 to hedge the exchange rate risk associated with foreign bonds at December 31, 1998 and 1997, respectively. The Company also held options with fair values of $(11) and $33 to hedge the market value of common stocks at December 31, 1998 and 1997, respectively.

  At December 31, 1998, fixed maturities held by the Company that were below investment grade or not rated by an independent rating agency totaled $8,289. At December 31, 1998, non-income producing fixed maturities were insignificant.

  The amortized cost and estimated fair value of bonds at December 31, 1998, by contractual maturity date, are shown below:

                                                                       Estimated
                                                             Amortized   Fair
                                                               Cost      Value
                                                             --------- ---------
      Due in one year or less............................... $  2,380  $  2,462
      Due after one year through five years.................   17,062    17,527
      Due after five years through 10 years.................   23,769    24,714
      Due after 10 years....................................   26,276    29,070
                                                             --------  --------
                                                               69,487    73,773
      Mortgage and asset-backed securities..................   26,456    26,979
                                                             --------  --------
                                                             $ 95,943  $100,752
                                                             ========  ========

  Fixed maturities not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

  Sales of fixed maturities and equity securities were as follows:

                                                       Years ended December
                                                                31,
                                                      -----------------------
                                                       1998    1997    1996
                                                      ------- ------- -------
      Fixed maturities classified as available-for-
       sale:
        Proceeds..................................... $43,828 $67,454 $67,239
        Gross realized gains......................... $   928 $   672 $ 1,067
        Gross realized losses........................ $   355 $   558 $   842
      Fixed maturities classified as held-to-
       maturity:
        Proceeds..................................... $    -- $   352 $ 1,281
        Gross realized gains......................... $    -- $     5 $    10
        Gross realized losses........................ $    -- $     1 $     1
      Equity securities:
        Proceeds..................................... $ 3,085 $ 1,821 $ 2,069
        Gross realized gains......................... $ 1,125 $   293 $   150
        Gross realized losses........................ $   131 $    69 $    49

  During 1997, fixed maturities with an amortized cost of $11,682 were transferred from held-to-maturity to available-for-sale. Other comprehensive income at the date of reclassification was increased by $198 excluding the effects of deferred income taxes and policyholder related amounts.

  Excluding investments in U.S. governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

 Securities Lending Program

  The Company participates in securities lending programs whereby large blocks of securities are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $4,005 and $6,068 and estimated fair value of $4,552 and $6,653 were on loan under the program at December 31, 1998 and 1997, respectively. The Company is liable for cash collateral of $3,769 at December 31, 1998. This liability is included in other liabilities. Rebates of $266 were paid and accrued on the cash collateral for the year ended

December 31, 1998. The rebates paid and accrued during 1998 are included in other operating costs and expenses. Security collateral is returnable on short notice and is not reflected in the consolidated financial statements.

 Statutory Deposits

  The Company had investment assets on deposit with regulatory agencies of $466 and $4,695 as of December 31, 1998 and 1997, respectively.

 Mortgage Loans on Real Estate

  Mortgage loans were categorized as follows:

                                                       December 31,
                                              ----------------------------------
                                                   1998              1997
                                              ----------------  ----------------
                                              Amount   Percent  Amount   Percent
                                              -------  -------  -------  -------
Commercial mortgage loans.................... $12,503     74%   $14,945     73%
Agriculture mortgage loans...................   4,256     25%     3,753     18%
Residential mortgage loans...................     241      1%       272      1%
Other loans..................................      --      --     1,512      8%
                                              -------  ------   -------   -----
                                               17,000    100%    20,482    100%
                                                       ======             =====
Less: Valuation allowances...................     173               289
                                              -------           -------
                                              $16,827           $20,193
                                              =======           =======

  Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 1998, approximately 15%,
9% and 7% of the properties were located in California, New York and Florida, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

  Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $606 and $725 at December 31, 1998 and 1997, respectively.

  Changes in mortgage loan valuation allowances were as follows:

                                               Years ended December
                                                        31,
                                              -------------------------
                                               1998     1997     1996
                                              -------  -------  -------
Balance at January 1......................... $   289  $  469   $   491
Additions....................................      40      61       144
Deductions for writedowns and dispositions...    (130)   (241)     (166)
Deductions for disposition of affiliates.....     (26)     --        --
                                              -------  ------   -------
Balance at December 31....................... $   173  $  289   $   469
                                              =======  ======   =======

  A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:

                                               December 31,
                                              ----------------
                                               1998     1997
                                              -------  -------
Impaired mortgage loans with valuation
 allowances.................................. $   823  $1,231
Impaired mortgage loans without valuation
 allowances..................................     375     306
                                              -------  ------
                                                1,198   1,537
Less: Valuation allowances...................     149     250
                                              -------  ------
                                              $ 1,049  $1,287
                                              =======  ======

  The average recorded investment in impaired mortgage loans on real estate was $1,282, $1,680 and $2,113 for the years ended December 31, 1998, 1997 and 1996, respectively. Interest income on impaired mortgages was $109, $110 and $119 for the years ended December 31, 1998, 1997 and 1996, respectively.

  Restructured mortgage loans on real estate were $1,036 and $1,207 at December 31, 1998 and 1997, respectively. Interest income of $74, $91 and $135 was recognized on restructured loans for the years ended December 31, 1998, 1997 and 1996, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $87, $116 and $198 for the years ended December 31, 1998, 1997 and 1996, respectively.

  Mortgage loans on real estate with scheduled payments 60 days (90 days for agriculture mortgages) or more past due or in foreclosure had an amortized cost of $65 and $255 as of December 31, 1998 and 1997, respectively.

 Real Estate and Real Estate Joint Ventures

  Real estate and real estate joint ventures consisted of the following:

                                                               December 31,
                                                              ---------------
                                                               1998     1997
                                                              -------  ------
      Real estate and real estate joint ventures held-for-
       investment............................................ $ 6,301  $6,731
      Impairments............................................    (408)   (407)
                                                              -------  ------
                                                                5,893   6,324
                                                              -------  ------
      Real estate and real estate joint ventures held-for-
       sale..................................................     546     915
      Impairments............................................    (119)    (49)
      Valuation allowance....................................     (33)   (110)
                                                              -------  ------
                                                                  394     756
                                                              -------  ------
                                                              $ 6,287  $7,080
                                                              =======  ======

  Accumulated depreciation on real estate was $2,065 and $2,030 at December 31, 1998 and 1997, respectively. Related depreciation expense was $282, $338 and $348 for the years ended December 31, 1998, 1997 and 1996, respectively.

  Real estate and real estate joint ventures were categorized as follows:

                                                           December 31,
                                                  ------------------------------
                                                       1998            1997
                                                  --------------- --------------
                                                  Amount  Percent Amount Percent
                                                  ------- ------- ------ -------
      Office..................................... $ 4,265    68%  $4,730    67%
      Retail.....................................     640    10%     804    11%
      Apartments.................................     418     7%     406     6%
      Land.......................................     313     5%     346     5%
      Agriculture................................     195     3%     214     3%
      Other......................................     456     7%     580     8%
                                                  -------   ---   ------   ---
                                                  $ 6,287   100%  $7,080   100%
                                                  =======   ===   ======   ===

  The Company's real estate holdings are primarily located throughout the United States. At December 31, 1998, approximately 23%, 23% and 12% of the Company's real estate holdings were located in New York, California and Texas, respectively.

  Changes in real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                Years ended December 31,
                               ----------------------------
                                 1998      1997      1996
                               --------  --------  --------
      Balance at January 1.... $    110  $    661  $    924
      Additions charged
       (credited) to
       operations.............       (5)      (76)      127
      Deductions for
       writedowns and
       dispositions...........      (72)     (475)     (390)
                               --------  --------  --------
      Balance at December 31.. $     33  $    110  $    661
                               ========  ========  ========

  Investment income (expense) relating to impaired real estate and real estate joint ventures held-for-investment was $105, $28 and $(10) for the years ended December 31, 1998, 1997 and 1996, respectively. Investment income relating to real estate and real estate joint ventures held-for-sale was $3, $11 and $70 for the years ended December 31, 1998, 1997 and 1996, respectively. The carrying value of non-income producing real estate and real estate joint ventures was insignificant at December 31, 1998 and 1997, respectively.

  The Company owned real estate acquired in satisfaction of debt of $154 and $218 at December 31, 1998 and 1997, respectively.

 Direct Financing and Leveraged Leases

  Direct financing and leveraged leases, included in other invested assets, consisted of the following:

                                              December 31,
                              -------------------------------------------------
                              Direct Financing     Leveraged
                                   Leases           Leases           Total
                              -----------------  --------------  --------------
                               1998     1997      1998    1997    1998    1997
                              -----------------  ------  ------  ------  ------
Investment................... $   --  $   1,137  $1,067  $  851  $1,067  $1,988
Estimated residual values....     --        183     607     641     607     824
                              ------- ---------  ------  ------  ------  ------
                                  --      1,320   1,674   1,492   1,674   2,812
Unearned income..............     --       (261)   (471)   (428)   (471)   (689)
                              ------- ---------  ------  ------  ------  ------
Net investment............... $   --  $   1,059  $1,203  $1,064  $1,203  $2,123
                              ======= =========  ======  ======  ======  ======

  The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from three to eight years, but in certain circumstances are as long as 20 years. Average yields range from 7% to 12%. These receivables are generally collateralized by the related property.

3. DERIVATIVE INSTRUMENTS

  The table below provides a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments (other than equity options) held at December 31, 1998 and 1997:

                                          1998                                  1997
                          ------------------------------------- -------------------------------------
                                             Current Market or                     Current Market or
                                                 Fair Value                            Fair Value
                                             ------------------                    ------------------
                          Carrying  Notional                    Carrying  Notional
                           Value     Amount  Assets Liabilities  Value     Amount  Assets Liabilities
                          --------  -------- ------ ----------- --------  -------- ------ -----------
Financial futures.......  $      3  $  2,190 $    8 $         6 $     10  $  2,262 $   17 $         7
Foreign exchange
 contracts..............       --        136    --            2      --        150      2         --
Interest rate swaps.....        (9)    1,621     17          50      (11)    1,464      9          28
Foreign currency swaps..        (1)      580      3          62      --        258      3          30
Caps....................       --      8,391    --          --       --      1,545     13         --
Options (fixed income)..       --        --     --          --         2       275    --            2
                          --------  -------- ------ ----------- --------  -------- ------ -----------
Total contractual
 commitments............  $     (7) $ 12,918 $   28 $       120 $      1  $  5,954 $   44 $        67
                          ========  ======== ====== =========== ========  ======== ====== ===========

  The following is a reconciliation of the notional amounts by derivative type and strategy as of December 31, 1998 and 1997:

                          December 31, 1997           Terminations/ December 31, 1998
                           Notional Amount  Additions  Maturities    Notional Amount
                          ----------------- --------- ------------- -----------------
BY DERIVATIVE TYPE
Financial futures.......       $2,262        $25,073    $(25,145)        $ 2,190
Foreign exchange
 contracts..............          150          1,231      (1,245)            136
Interest rate swaps.....        1,464            788        (631)          1,621
Foreign currency swaps..          258            386         (64)            580
Caps....................        1,545          8,250      (1,404)          8,391
Options (fixed income)..          275            --         (275)            --
                               ------        -------    --------         -------
Total contractual
 commitments............       $5,954        $35,728    $(28,764)        $12,918
                               ======        =======    ========         =======
BY STRATEGY
Liability hedging.......       $1,860        $ 8,419    $ (1,538)        $ 8,741
Invested asset hedging..          817          1,666      (1,619)            864
Portfolio hedging.......        2,787         25,643     (25,600)          2,830
Anticipated transaction
 hedging................          490            --           (7)            483
                               ------        -------    --------         -------
Total contractual
 commitments............       $5,954        $35,728    $(28,764)        $12,918
                               ======        =======    ========         =======

  The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 1998:

                                             Remaining Life
                                 ---------------------------------------
                                                       After Five
                                           After One      Years    After
                                 One Year Year Through Through Ten  Ten
                                 or Less   Five Years     Years    Years  Total
                                 -------- ------------ ----------- ----- -------
Financial futures..............    $2,190 $        --  $       --  $ --  $ 2,190
Foreign exchange contracts.....       136          --          --    --      136
Interest rate swaps............       470          774         162   215   1,621
Foreign currency swaps.........        39          182         343    16     580
Caps...........................     1,875        6,496          20   --    8,391
                                 -------- ------------ ----------- ----- -------
Total contractual commitments..    $4,710 $      7,452 $       525 $ 231 $12,918
                                 ======== ============ =========== ===== =======

  In addition to the derivative instruments above, the Company uses equity option contracts as invested asset hedges. There were 92 thousand and 7 million equity option contracts outstanding with carrying values of $(11) and $27 and market values of $(11) and $33, as of December 31, 1998 and 1997, respectively. The outstanding contracts have a remaining life of one year or less as of December 31, 1998.

4. REINSURANCE

  The Company assumes and cedes insurance with other insurance companies. The Company continually evaluates the financial condition of its reinsurers and monitors concentration of credit risk in an effort to minimize its exposure to significant losses from reinsurer insolvencies. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. The amounts in the consolidated statements of income are presented net of reinsurance ceded.

  The Company has exposure to catastrophes, which are an inherent risk of the property and casualty insurance business and could contribute to material fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to diversify its risk portfolio.

  The effects of reinsurance were as follows:

                                                      Years ended December
                                                               31,
                                                     -------------------------
                                                      1998     1997     1996
                                                     -------  -------  -------
      Direct premiums............................... $12,763  $12,728  $12,452
      Reinsurance assumed...........................     409      360      508
      Reinsurance ceded.............................  (1,669)  (1,810)  (1,615)
                                                     -------  -------  -------
      Net premiums.................................. $11,503  $11,278  $11,345
                                                     =======  =======  =======
      Reinsurance recoveries netted against
       policyholder benefits........................ $ 1,751  $ 1,648  $ 1,667
                                                     =======  =======  =======

  Reinsurance recoverables, included in other receivables, were $2,956 and $1,511 at December 31, 1998 and 1997, respectively. Reinsurance and ceded commissions payables, included in other liabilities, were $105 and $158 at December 31, 1998 and 1997, respectively.

  The following provides an analysis of the activity in the liability for benefits relating to property and casualty and group accident and non-medical health policies and contracts:

                                                       Years ended December
                                                                31,
                                                      -------------------------
                                                       1998     1997     1996
                                                      -------  -------  -------
      Balance at January 1........................... $ 3,655  $ 3,345  $ 3,296
        Reinsurance recoverables.....................    (229)    (215)    (214)
                                                      -------  -------  -------
      Net balance at January 1.......................   3,426    3,130    3,082
                                                      -------  -------  -------
      Incurred related to:
        Current year.................................   2,726    2,855    2,951
        Prior years..................................    (245)      88     (114)
                                                      -------  -------  -------
                                                        2,481    2,943    2,837
                                                      -------  -------  -------
      Paid related to:
        Current year.................................  (1,967)  (1,832)  (1,998)
        Prior years..................................    (853)    (815)    (791)
                                                      -------  -------  -------
                                                       (2,820)  (2,647)  (2,789)
                                                      -------  -------  -------
      Balance at December 31.........................   3,087    3,426    3,130
        Add: Reinsurance recoverables................     233      229      215
                                                      -------  -------  -------
      Balance at December 31......................... $ 3,320  $ 3,655  $ 3,345
                                                      =======  =======  =======

5. INCOME TAXES

  The provision for income taxes was as follows:

                                                               Years ended
                                                               December 31,
                                                             ------------------
                                                              1998   1997  1996
                                                             ------  ----  ----
      Current:
        Federal............................................. $  821  $424  $346
        State and local.....................................     60    10    25
        Foreign.............................................     99    26    27
                                                             ------  ----  ----
                                                                980   460   398
                                                             ------  ----  ----
      Deferred:
        Federal.............................................   (178)  (26)   66
        State and local.....................................     (8)    9     6
        Foreign.............................................    (54)   25    12
                                                             ------  ----  ----
                                                              (240)     8    84
                                                             ------  ----  ----
      Provision for income taxes............................ $  740  $468  $482
                                                             ======  ====  ====

  Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported were as follows:

                                                              Years ended
                                                              December 31,
                                                           --------------------
                                                            1998    1997   1996
                                                           ------  ------  ----
      Tax provision at U.S. statutory rate................ $  730  $  585  $492
      Tax effect of:
        Tax exempt investment income......................    (40)    (30)  (18)
        Goodwill..........................................      5       9    --
        Surplus tax.......................................     18     (40)   38
        State and local income taxes......................     31      15    23
        Foreign operations................................     12       7    (7)
        Tax credits.......................................    (25)    (15)  (15)
        Prior year taxes..................................      4      (2)  (46)
        Sale of subsidiaries..............................    (19)    (41)   --
        Other, net........................................     24     (20)   15
                                                           ------  ------  ----
      Provision for income taxes.......................... $  740  $  468  $482
                                                           ======  ======  ====

  Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax liabilities consisted of the following:

                                                           December 31,
                                                           --------------
                                                            1998    1997
                                                           ------  ------
      Deferred income tax assets:
        Policyholder liabilities and receivables.......... $3,239  $3,174
        Net operating losses..............................     22      33
        Employee benefits.................................    174     187
        Non-deductible liabilities........................    441     162
        Other, net........................................    158     223
                                                           ------  ------
                                                            4,034   3,779
        Less: Valuation allowance.........................     21      24
                                                           ------  ------
                                                            4,013   3,755
                                                           ------  ------
      Deferred income tax liabilities:
        Investments.......................................  1,417   1,118
        Deferred policy acquisition costs.................  1,774   1,890
        Net unrealized investment gains...................    864   1,119
        Other, net........................................     18     100
                                                           ------  ------
                                                            4,073   4,227
                                                           ------  ------
      Net deferred income tax liability................... $  (60) $ (472)
                                                           ======  ======

  Foreign net operating loss carryforwards generated a deferred income tax benefit of $21. The Company has recorded a valuation allowance related to these tax benefits. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for foreign net operating loss carryforwards will not be realized. The benefit will be recognized at such time management believes that it is more likely than not that the portion of the deferred income tax asset is realizable.

  The sources of deferred income tax expense (benefit) and their tax effects were as follows:

                                                                Years ended
                                                               December 31,
                                                              -----------------
                                                              1998   1997  1996
                                                              -----  ----  ----
      Policyholder liabilities and receivables............... $ (65) $(93) $ 27
      Net operating losses...................................    11     5   (19)
      Investments............................................   230   245    (6)
      Deferred policy acquisition costs......................  (116)  (51)   55
      Employee benefits......................................    13   (40)   (4)
      Non-deductible liabilities.............................  (279)  (66)  (24)
      Change in valuation allowances.........................    (3)   10     4
      Other, net.............................................   (31)   (2)   51
                                                              -----  ----  ----
                                                              $(240) $  8  $ 84
                                                              =====  ====  ====

  The Company has been audited by the Internal Revenue Service for the years through and including 1993. The Company is being audited for the years 1994, 1995 and 1996. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

6. EMPLOYEE BENEFIT PLANS

 Pension Benefit and Other Benefit Plans

  The Company is both the sponsor and administrator of defined benefit pension plans covering all eligible employees and sales representatives of MetLife and certain of its subsidiaries. Retirement benefits are based upon years of credited service and final average earnings history.

  The Company also provides certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to such benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company.

                                                     December 31,
                                           ------------------------------------
                                           Pension Benefits    Other Benefits
                                           ------------------  ----------------
                                             1998      1997     1998     1997
                                           --------  --------  -------  -------
Change in projected benefit obligation:
Projected benefit obligation at beginning
 of year.................................  $  3,523  $  3,268  $ 1,763  $ 1,773
Service cost.............................        88        73       31       30
Interest cost............................       254       244      114      122
Actuarial gain...........................       205       160      (74)     (57)
Divestitures, curtailments and
 terminations............................        24        (9)     (13)       2
Change in benefits.......................        12         6      --        (2)
Benefits paid............................      (245)     (219)    (113)    (105)
                                           --------  --------  -------  -------
Projected benefit obligation at end of
 year....................................     3,861     3,523    1,708    1,763
                                           --------  --------  -------  -------
Change in plan assets:
Contract value of plan assets at
 beginning of year.......................     3,982     3,628    1,004      897
Actual return on plan assets.............       671       566      171      128
Employer contribution....................        15         7       61       84
Benefits paid............................      (245)     (219)    (113)    (105)
Other payments...........................      (100)      --       --       --
                                           --------  --------  -------  -------
Contract value of plan assets at end of
 year....................................     4,323     3,982    1,123    1,004
                                           --------  --------  -------  -------
Over (under) funded......................       462       459     (585)    (759)
Unrecognized net asset at transition.....       (95)     (140)      --       --
Unrecognized net actuarial gains.........       (81)     (109)    (322)    (171)
Unrecognized prior service cost..........       144       150       (3)      (2)
                                           --------  --------  -------  -------
Prepaid (accrued) benefit cost...........  $    430  $    360  $  (910) $  (932)
                                           ========  ========  =======  =======
Qualified plan prepaid pension cost......  $    546  $    516  $   --   $   --
Non-qualified plan accrued pension cost..      (116)     (156)     --       --
                                           --------  --------  -------  -------
Prepaid benefit cost.....................  $    430  $    360  $   --   $   --
                                           ========  ========  =======  =======

  The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                             Qualified Plan  Non-Qualified Plan        Total
                             --------------- ------------------    -------------
                              1998    1997     1998       1997      1998   1997
                             ------- ------- ---------  ---------  ------ ------
Aggregate projected benefit
 obligation................  $ 3,638 $ 3,170 $     223  $     353  $3,861 $3,523
Aggregate contract value of
 plan assets (principally
 Company contracts)........    4,323   3,831       --         151   4,323  3,982
                             ------- ------- ---------  ---------  ------ ------
Over (under) funded........  $   685 $   661 $    (223) $    (202) $  462 $  459
                             ======= ======= =========  =========  ====== ======

  The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                      Pension Benefits       Other Benefits
                                    --------------------- --------------------
Weighted average assumptions as of
December 31,                          1998       1997       1998      1997
----------------------------------  --------- ----------- -------- -----------
Discount rate...................... 7%-7.25%  7.25%-7.75%    7%    7.25%-7.75%
Expected return on plan assets.....   8.5%       8.75%    7.25%-9%    8.75%
Rate of compensation increase...... 4.5%-8.5%  4.5%-8.5%    n/a        n/a

  The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was 6.5% per year for pre-Medicare eligible claims and 6% for Medicare eligible claims in 1998. The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 9% in 1997, gradually decreasing to 5.25% over 5 years.

  Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                               One      One
                                                             Percent  Percent
                                                             Increase Decrease
                                                             -------- --------
      Effect on total of service and interest cost
       components...........................................   $ 16     $ 18
      Effect on accumulated postretirement benefit
       obligation...........................................   $124     $183

  The components of periodic benefit costs were as follows:

                                         Pension Benefits     Other Benefits
                                         -------------------  ----------------
                                         1998   1997   1996   1998  1997  1996
                                         -----  -----  -----  ----  ----  ----
Service cost............................ $  88  $  73  $  77  $ 31  $ 30  $ 41
Interest cost...........................   254    244    232   114   122   127
Expected return on plan assets..........  (330)  (318)  (273)  (79)  (66)  (58)
Amortization of prior actuarial (gain)
 loss...................................   (11)    (5)   (12)  (12)   (4)    2
Curtailment (credit) cost...............   (10)   --     --      4   --    --
                                         -----  -----  -----  ----  ----  ----
Net periodic benefit cost (credit)...... $  (9) $  (6) $  24  $ 58  $ 82  $112
                                         =====  =====  =====  ====  ====  ====

 Savings and Investment Plans

  The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $43, $44 and $42 for the years ended December 31, 1998, 1997 and 1996, respectively.

7. LEASES

  In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and subrental income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                                     Gross
                                                    Rental Sublease  Rental
                                                    Income  Income  Payments
                                                    ------ -------- --------
         1999...................................... $1,213   $10      $126
         2000......................................  1,150    11       109
         2001......................................  1,052    11        94
         2002......................................    942    10        72
         2003......................................    787     9        51
         Thereafter................................  2,636    35       242

8. DEBT

  Debt consisted of the following:

                                                                   December 31,
                                                                  --------------
                                                                   1998    1997
                                                                  ------- ------
MetLife:
  6.300% surplus notes due 2003.................................. $   397 $  397
  7.000% surplus notes due 2005..................................     249    249
  7.700% surplus notes due 2015..................................     198    198
  7.450% surplus notes due 2023..................................     296    296
  7.875% surplus notes due 2024..................................     148    148
  7.800% surplus notes due 2025..................................     248    248
  Other..........................................................     207    436
                                                                  ------- ------
                                                                    1,743  1,972
                                                                  ------- ------
  Investment Related:
    Exchangeable subordinated debt, interest based on LIBOR plus
     factors, due 1999...........................................     212    374
    Exchangeable subordinated debt, interest rates ranging from
     4.90% to 6.18%, due 2001
     and 2002....................................................     371    --
                                                                  ------- ------
                                                                      583    374
                                                                  ------- ------
Total MetLife....................................................   2,326  2,346
                                                                  ------- ------
Nvest:
  7.060% senior notes due 2003...................................     110    110
  7.290% senior notes due 2007...................................     160    160
                                                                  ------- ------
                                                                      270    270
                                                                  ------- ------
Other Companies:
  Fixed rate notes, interest rates ranging from 6.96% to 8.51%,
   maturity dates ranging from 1999 to 2008                           179    --
  Floating rate notes, interest based on LIBOR plus factors......     --     146
  Other..........................................................     128    122
                                                                  ------- ------
                                                                      307    268
                                                                  ------- ------
Total long-term debt.............................................   2,903  2,884
Total short-term debt............................................   3,585  4,587
                                                                  ------- ------
                                                                  $ 6,488 $7,471
                                                                  ======= ======

  Short-term debt consisted of commercial paper with a weighted average interest rate of 5.31% and 5.75% and a weighted average maturity of 44 and 71 days as of December 31, 1998 and 1997, respectively.

  The Company maintains an unsecured credit facility of $2,000 under which bank loans and other short-term debt are drawn. This facility is maintained for general corporate purposes and to provide additional support to the Company's commercial paper program. At December 31, 1998 there were no outstanding borrowings under the facility.

  Payments of interest and principal on the surplus notes, subordinated to all other indebtedness, may be made only with the prior approval of the Superintendent. Subject to the prior approval of the Superintendent, the 7.45% surplus notes may be redeemed, in whole or in part, at the election of the Company at any time on or after November 1, 2003.

  The exchangeable subordinated debt is payable in cash or by the delivery of the underlying common stock collateral owned by the Company. The value ascribed to the common stock at the date of delivery is the greater of the market value at the date of the debt issuance or date of delivery. The debt provides for additional interest if the market value of the common stock appreciates above certain levels at the date of delivery as compared with the market value at the date of issuance.

  The aggregate maturities of long-term debt are $413 in 1999, $45 in 2000, $191 in 2001, $221 in 2002, $527 in 2003 and $1,518 thereafter.

  Interest expense related to the Company's outstanding indebtedness was $333, $344 and $311, for the years ended December 31, 1998, 1997 and 1996, respectively.

9. COMMITMENTS AND CONTINGENCIES

 Litigation

  The Company and certain of its subsidiaries are currently defendants in approximately 400 lawsuits, including over 40 putative or certified class action lawsuits, raising allegations of improper marketing and sales of individual life insurance or annuities (hereafter "sales practices claims"). Two of these putative class actions are filed in Canada and the remainder are filed in the United States. These cases are brought by or on behalf of policyholders and others and allege, among other claims, that individual life insurance policies were improperly sold in replacement transactions or with inadequate or inaccurate disclosure concerning the period for which premiums would be payable, or were misleadingly sold as savings or retirement plans. The classes proposed in the pending class actions are defined broadly enough, in the aggregate, to include a substantial number of active and lapsed policyholders who purchased individual life insurance policies from the Company during the 1980's and 1990's. In California, Ohio and West Virginia, courts have certified or deemed certifiable classes on behalf of policyholders in those states who allegedly did not receive proper notice of replacement. A Federal Court in Massachusetts has certified a mandatory class involving certain former policyholders of New England Mutual Life Insurance Company which merged into the Company in 1996. The United States Court of Appeals remanded the case to the trial court for further consideration. A number of the sales practices claims pending in federal courts have been consolidated as a multidistrict proceeding for pre-trial purposes in the United States District Court for the Western District of Pennsylvania and, as to former New England Mutual Life Insurance Company policyholders, in the United States District Court in Massachusetts. In another case, a New York federal court has certified or conditionally certified some subclasses of purchasers of the Company's policies and annuity contracts outside the United States. While most of these cases are in the early stages of litigation, they seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sale of individual life insurance may be commenced in the future.

  Regulatory authorities in a small number of states, including both insurance departments and attorneys general, have ongoing investigations of the Company's sales of individual life insurance or annuities, including investigations of alleged improper replacement transactions and alleged improper sales of insurance with inaccurate or inadequate disclosures as to the period for which premiums would be payable. Over the past several years, a number of investigations by other regulatory authorities have been resolved by the Company for monetary payments and certain other relief.

  The Company is also a defendant in numerous lawsuits seeking compensatory and punitive damages for personal injuries allegedly caused by exposure to asbestos or asbestos-containing products. The Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. Rather, these lawsuits, currently numbering in the thousands, have principally been based upon allegations relating to certain research, publication and other activities of one or more of the Company's employees during the period from the 1920's through approximately the 1950's and alleging that the Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Legal theories asserted against the Company have included negligence, intentional tort claims and conspiracy claims concerning the health risks associated with asbestos. While the Company believes it has meritorious defenses to these claims, and has not suffered any adverse judgments in respect thereof, most of the cases have been resolved by settlements. The Company intends to continue to exercise its best judgment regarding settlement or defense of such cases. The number of such cases that may be brought or the aggregate amount of any liability that may ultimately be incurred by the Company is uncertain. Significant portions of amounts paid in settlement of such cases have been funded with proceeds from a previously resolved dispute with its primary, umbrella and first level excess liability insurance carriers. The Company is presently in litigation with several of its excess liability insurers regarding amounts payable under the Company's policies with respect to coverage for these claims.

  The Company believes that the claims and the amount of damages asserted in the aforementioned sales practices and asbestos personal injury litigations are without merit, and it intends to continue to defend its interests vigorously.

  During 1998, the Company obtained certain excess reinsurance and insurance policies providing coverage for risks associated primarily with sales practices claims and claims for personal injuries caused by exposure to asbestos or asbestos-containing products. In 1998, the Company recorded a charge of $1,715, included in other expenses, for related insurance and reinsurance premiums and for potential liabilities related to certain of these claims.

  Various litigation, claims and assessments against the Company, in addition to the aforementioned and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including in connection with its activities as an insurer, employer, investor and taxpayer. Further, state insurance regulatory authorities and other authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  In certain of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings, it is the opinion of the Company's management that their outcomes, after consideration of available insurance and reinsurance and the provisions made in the Company's consolidated financial statements, are not likely to have a material adverse effect on the Company's financial position. However, given the large and/or indeterminable amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results in particular quarterly or annual periods.

 Year 2000

  The Year 2000 issue is the result of the widespread use of computer programs written using two digits (rather than four) to define the applicable year. Such programming was a common industry practice designed to avoid the significant costs associated with additional mainframe capacity necessary to accommodate a four-digit year field. As a result, any of the Company's computer systems that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major system failures or miscalculations. The Company has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 issue and has developed and implemented a plan to resolve the issue. The Company currently believes that, with modifications to existing software and converting to new software, the Year 2000 issue will not pose significant operational problems for the Company's computer systems. However, if such modifications and conversions are not completed on a timely basis, the Year 2000 issue may have a material impact on the operations of the Company. Furthermore, even if the Company completes such modifications and conversions on a timely basis, there can be no assurance that the failure by vendors or other third parties to solve the Year 2000 issue will not have a material impact on the operations of the Company. The Company estimates the total cost to resolve its Year 2000 problem to be approximately $210 (unaudited) of which approximately $149 has been incurred through December 31, 1998.

 Guaranty Funds

  Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the Company's premium taxes. The Company paid guaranty fund assessments of $35, $23 and $25 in 1998, 1997 and 1996, respectively, of which $24, $20 and $19 were estimated to be credited against future premium taxes.

10. OTHER EXPENSES

  Other expenses were comprised of the following:

                                                        Years ended December
                                                                31,
                                                       ------------------------
                                                        1998     1997    1996
                                                       -------  ------  -------
        Compensation.................................. $ 2,478  $2,072  $ 1,813
        Commissions...................................     902     766      722
        Interest and debt issue costs.................     379     453      311
        Amortization of policy acquisition costs......     587     771      633
        Capitalization of policy acquisition costs....  (1,025) (1,000)  (1,028)
        Rent, net of sublease.........................     155     179      183
        Minority interest.............................      67      56       30
        Restructuring charge..........................      81     --       --
        Other.........................................   4,494   2,637    2,091
                                                       -------  ------  -------
                                                       $ 8,118  $5,934  $ 4,755
                                                       =======  ======  =======

11. DISCONTINUED OPERATIONS

  The 1996 loss from discontinued operations resulted from the finalization of the transfer of certain group medical contracts in connection with the Company's disposal of its group medical benefits business during 1995. The components of discontinued operations for the year ended December 31, 1996 were as follows:

        Loss from discontinued operations, net of
         income tax benefit of $18........................................ $ 52
        Loss on disposal of discontinued operations, net of
         income tax benefit of $11........................................   19
                                                                           ----
        Loss from discontinued operations................................. $ 71
                                                                           ====

12. CONSOLIDATED CASH FLOW INFORMATION

  During 1998, the Company sold MetLife Capital Holdings, Inc. (a commercial financing company) and substantially all of its Canadian and Mexican insurance operations, which resulted in realized investment gains of $531. During 1997, the Company sold its United Kingdom insurance operations, which resulted in a realized investment gain of $139. Such sales caused a reduction in assets by $10,663 and $4,342 and liabilities by $3,691 and $4,207 in 1998 and 1997, respectively.

  In 1997, the Company also acquired assets of $3,777 and assumed liabilities of $3,347, through the acquisition of certain insurance and noninsurance companies. The aggregate purchase prices were allocated to the assets and liabilities acquired based upon their estimated fair values.

  Real estate of $69, $151 and $189 was acquired in satisfaction of debt for the years ended December 31, 1998, 1997 and 1996, respectively.

13. FAIR VALUE INFORMATION

  The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

  Amounts related to the Company's financial instruments were as follows:

                                                                       Estimated
                                                     Notional Carrying   Fair
                                                      Amount   Value     Value
December 31, 1998                                    -------- -------- ---------
Assets:
  Fixed maturities..................................   $      $100,767 $100,767
  Equity securities.................................             2,340    2,340
  Mortgage loans on real estate.....................            16,827   17,793
  Policy loans......................................             5,600    6,143
  Short-term investments............................             1,369    1,369
  Cash and cash equivalents.........................             3,301    3,301
  Mortgage loan commitments.........................    472        --        14
Liabilities:
  Policyholder account balances.....................            37,088   37,304
  Short-term debt...................................             3,585    3,585
  Long-term debt....................................             2,903    2,995
                                                                       Estimated
                                                     Notional Carrying   Fair
                                                      Amount   Value     Value
December 31, 1997                                    -------- -------- ---------
Assets:
  Fixed maturities..................................   $      $ 92,630 $ 92,630
  Equity securities.................................             4,250    4,250
  Mortgage loans on real estate.....................            20,193   21,084
  Policy loans......................................             5,846    6,110
  Short-term investments............................               679      679
  Cash and cash equivalents.........................             2,911    2,911
  Mortgage loan commitments.........................    334        --         4
Liabilities:
  Policyholder account balances.....................            37,034   37,265
  Short-term debt...................................             4,587    4,587
  Long-term debt....................................             2,884    2,939

  The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

 Fixed Maturities and Equity Securities

  The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities in which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

 Mortgage Loans on Real Estate and Mortgage Loan Commitments

  Fair values for mortgage loans on real estate and mortgage loan commitments are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk.

 Policy Loans

  Fair values for policy loans are estimated by discounting expected future cash flows using U.S. treasury rates to approximate interest rates and the Company's past experiences to project patterns of loan accrual and repayment characteristics.

 Cash and Cash Equivalents and Short-term Investments

  The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

 Policyholder Account Balances

  The fair value of policyholder account balances are estimated by discounting expected future cash flows, based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

 Short-term and Long-term Debt

  The fair values of short-term and long-term debt are determined by discounting expected future cash flows, using risk rates currently available for debt with similar terms and remaining maturities.

 Derivative Instruments

  The fair value of derivative instruments, including financial futures, financial forwards, interest rate and foreign currency swaps, floors, foreign exchange contracts, caps and options are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

14. STATUTORY FINANCIAL INFORMATION

  The reconciliation of MetLife's statutory surplus and net change in statutory surplus, determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities, with equity and net income determined in conformity with generally accepted accounting principles were as follows:

                                                        December 31,
                                                       ----------------
                                                        1998     1997
                                                       -------  -------
Statutory surplus..................................... $ 7,388  $ 7,378
GAAP adjustments for:
  Future policy benefits and policyholder account
   balances...........................................  (6,830)  (6,807)
  Deferred policy acquisition costs...................   6,560    6,438
  Deferred income taxes...............................     295     (242)
  Valuation of investments............................   3,981    3,474
  Statutory asset valuation reserves..................   3,381    3,854
  Statutory interest maintenance reserve..............   1,486    1,261
  Surplus notes.......................................  (1,595)  (1,555)
  Other, net..........................................     201      206
                                                       -------  -------
Equity................................................ $14,867  $14,007
                                                       =======  =======
                                                       Years ended December
                                                                31,
                                                       -----------------------
                                                        1998     1997    1996
                                                       -------  -------  -----
Net change in statutory surplus....................... $    10  $   227  $ 366
GAAP adjustments for:
  Future policy benefits and policyholder account
   balances...........................................     127      (38)  (165)
  Deferred policy acquisition costs...................     224      149    391
  Deferred income taxes...............................     234       62    (74)
  Valuation of investments............................   1,158     (387)   (84)
  Statutory asset valuation reserves..................    (461)   1,136    599
  Statutory interest maintenance reserve..............     312       53     19
  Other, net..........................................    (261)       1   (199)
                                                       -------  -------  -----
Net income............................................ $ 1,343  $ 1,203  $ 853
                                                       =======  =======  =====

15. SEPARATE ACCOUNTS

  Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts totaling $39,490 and $32,893 at December 31, 1998 and 1997, respectively, in which the policyholder assumes the investment risk, and guaranteed separate accounts totaling $18,578 and $15,445 at December 31, 1998 and 1997, respectively, in which MetLife contractually guarantees either a minimum return or account value to the policyholder.

  Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $413, $287 and $216 in 1998, 1997 and 1996, respectively. Guaranteed separate accounts consisted primarily of Met Managed Guaranteed Interest Contracts and participating close out contracts. The average interest rate credited on these contracts was 7% at December 31, 1998. The assets that support these liabilities were comprised of $16,639 in fixed maturities as of December 31, 1998. The portfolios are segregated from other investments and are managed to minimize liquidity and interest rate risk. In order to minimize the risk of disintermediation associated with early withdrawals, these investment products carry a graded surrender charge as well as a market value adjustment.

16. OTHER COMPREHENSIVE INCOME

  The following tables set forth the reclassification adjustments required for the years ended December 31, 1998, 1997 and 1996 to avoid double-counting in comprehensive income items that are included as part of net income for the current year that have been reported as a part of other comprehensive income in the current or prior year:

                                                       1998     1997     1996
                                                      -------  -------  -------
Holding gains (losses) on investments arising during
 the year...........................................  $ 1,556  $ 4,479  $(1,494)
Income tax effect of holding gains or losses........     (646)  (1,698)     550
Transfer of securities from held-to-maturity to
 available-for-sale:
  Holding gains on investments......................       --      198       --
  Income tax effect.................................       --      (75)      --
Reclassification adjustments:
  Realized holding gains included in current year
   net income.......................................   (2,043)    (868)    (367)
  Amortization of premium and discount on
   investments......................................     (411)    (406)    (631)
  Realized holding gains (losses) allocated to other
   policyholder amounts.............................      608      231      227
  Income tax effect.................................      766      394      285
Allocation of holding (gains) losses on investments
 relating to other
 policyholder amounts...............................     (322)  (2,231)   1,286
Income tax effect of allocation of holding gains and
 losses to other
 policyholder amounts...............................      134      846     (474)
                                                      -------  -------  -------
Net unrealized investment (losses) gains............     (358)     870     (618)
                                                      -------  -------  -------
Foreign currency translation adjustments arising
 during the year....................................     (115)     (46)      (6)
Reclassification adjustment for sale of investment
 in foreign operation...............................        2       (3)      --
                                                      -------  -------  -------
Foreign currency translation adjustment.............     (113)     (49)      (6)
                                                      -------  -------  -------
Minimum pension liability adjustment................      (12)      --       --
                                                      -------  -------  -------
Other comprehensive (loss) income...................  $  (483) $   821  $  (624)
                                                      =======  =======  =======

17. RESTRUCTURING

  During 1998, the Company restructured headquarters operations and consolidated certain agencies and other operations. The impacts of these actions on a segment basis are as follows:

                                                  Severance
                                                 and Related   Facility
                                       Number of Termination Consolidation
                                       Positions    Costs        Costs     Total
                                       --------- ----------- ------------- -----
Individual............................     488       $15          $16       $31
Institutional.........................     320         8            2        10
Auto & Home...........................     357         4           --         4
Corporate and Other...................   1,102        30            6        36
                                         -----       ---          ---       ---
                                         2,267       $57          $24       $81
                                         =====       ===          ===       ===

  These programs are expected to be completed by the third quarter of 1999. As of December 31, 1998, $28 of these restructuring costs had been paid and the unpaid balance was $53.

18. BUSINESS SEGMENT INFORMATION

  The Company provides insurance and financial services to customers in the United States, Canada, Central America, South America, Europe and Asia. The Company's business is divided into six segments: Individual, Institutional, Auto & Home, International, Asset Management and Corporate. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

  Individual offers a wide variety of individual insurance and investment products, including life insurance, annuities and mutual funds. Institutional offers a broad range of group insurance and retirement and savings products and services, including group life insurance, non-medical health insurance such as short and long-term disability, long-term care and dental insurance and other insurance products and services. Auto & Home provides insurance coverages including private passenger automobile, homeowners and personnel excess liability insurance. International provides life insurance, accident and health insurance, annuities and retirement and savings products to both individuals and groups, and auto and homeowners coverage to individuals. Asset Management provides a broad variety of asset management products and services to individuals and institutions such as mutual funds for savings and retirement needs, commercial real estate advisory and management services, and institutional and retail investment management. Through its Corporate segment, the Company reports items that are not allocated to any of the business segments.

  Set forth in the tables below is certain financial information with respect to the Company's operating segments for the years ended December 31, 1998, 1997 and 1996. The accounting policies of the segments are the same as those described in the summary of significant accounting policies, except for the method of capital allocation. The Company allocates capital to each segment based upon an internal capital allocation system that allows the Company to more effectively manage its capital. The Company has divested operations that did not meet targeted rates of return, including its medical insurance operations, commercial leasing business, and insurance operations in the United Kingdom and substantially all of its Canadian operations. The Company evaluates the performance of each operating segment based upon income or loss from operations before provision for income taxes and non-recurring items (e.g. items of unusual or infrequent nature). The Company allocates non-recurring items to the Corporate segment.

                                                    Auto
At or for the year ended                             &                    Asset              Consolidation/
   December 31, 1998      Individual Institutional  Home  International Management Corporate  Elimination    Total
------------------------  ---------- ------------- ------ ------------- ---------- --------- -------------- -------
Premiums................   $ 4,381      $ 5,101    $1,403     $ 618       $  --     $   --       $   --     $11,503
Universal life and
 investment-type product
 policy fees                   817          475        --        68          --         --           --       1,360
Net investment income...     5,501        3,864        81       343          76        808         (445)     10,228
Other revenues..........       523          574        36        33         814         35          (50)      1,965
Net realized investment
 gains..................       663          552       122       117          --        683         (116)      2,021
Policyholder benefits
 and claims.............     4,659        6,373       869       597          --        (10)          --      12,488
Interest credited to
 policyholder account
 balances...............     1,443        1,199        --        89          --         --           --       2,731
Policyholder dividends..     1,447          142        --        64          --         --           --       1,653
Other expenses..........     2,609        1,592       546       352         799      2,632         (412)      8,118
Income before provision
 for income taxes.......     1,727        1,260       227        77          91     (1,096)        (199)      2,087
Income after provision
 for income taxes.......     1,091          833       161        56          47       (675)        (166)      1,347
Total assets............   103,974       88,356     2,771     3,432       1,165     20,652       (5,004)    215,346
Deferred policy
 acquisition costs......     6,255           43        57       205          --         --           --       6,560
Separate account assets.    23,038       35,286        --        26          --         --           --      58,350
Policyholder
 liabilities............    71,989       49,045     1,477     2,043          --          1         (352)    124,203
Separate account
 liabilities............   $23,013      $35,029    $   --     $  26       $  --     $   --       $   --     $58,068

                                                    Auto
At or for the year ended                             &                    Asset              Consolidation/
   December 31, 1997      Individual Institutional  Home  International Management Corporate  Elimination    Total
------------------------  ---------- ------------- ------ ------------- ---------- --------- -------------- -------
Premiums................   $ 4,327      $ 4,689    $1,354     $ 908       $  --     $   --       $   --     $11,278
Universal life and
 investment-type product
 policy fees............       855          426        --       137          --         --           --       1,418
Net investment income...     4,754        3,754        71       504          87        895         (574)      9,491
Other revenues..........       338          357        25        54         682         19           16       1,491
Net realized investment
 gains..................       356           45         9       142          --        326          (91)        787
Policyholder benefits
 and claims.............     4,597        5,934       834       869          --         --           --      12,234
Interest credited to
 policyholder account
 balances...............     1,428        1,319        --       137          --         --           --       2,884
Policyholder dividends..     1,340          305        --        97          --         --           --       1,742
Other expenses..........     2,384        1,178       520       497         679      1,118         (442)      5,934
Income before provision
 for income taxes.......       881          535       105       145          90        122         (207)      1,671
Income after provision
 for income taxes.......       603          339        74       126          52        210         (201)      1,203
Total assets............    95,990       83,481     2,542     7,412       1,147     18,494       (6,290)    202,776
Deferred policy
 acquisition costs......     5,912           40        56       428          --         --           --       6,436
Separate account assets.    17,368       30,732        --       520          --         --           --      48,620
Policyholder
 liabilities............    70,686       49,550     1,509     5,615          --          1           (3)    127,358
Separate account
 liabilities............   $17,345      $30,473    $   --     $ 520       $  --     $   --       $   --     $48,338

                                                    Auto
At or for the year ended                             &                    Asset              Consolidation/
   December 31, 1996      Individual Institutional  Home  International Management Corporate  Elimination    Total
------------------------  ---------- ------------- ------ ------------- ---------- --------- -------------- -------
Premiums................   $ 4,559      $ 4,676    $1,316    $  794        $--      $   --       $   --     $11,345
Universal life and
 investment-type product
 policy fees............       729          375        --       139         --          --           --       1,243
Net investment income...     4,604        3,446        71       523         60         761         (487)      8,978
Other revenues..........        74          475        26        37        495          89           50       1,246
Net realized investment
  gains (losses) .......       282           28        24        13         --        (112)          (4)        231
Policyholder benefits
 and claims.............     4,690        6,006       891       700         --          (1)          --      12,286
Interest credited to
 policyholder account
 balances                    1,354        1,358        --       156         --          --           --       2,868
Policyholder dividends..     1,333          284        --       111         --          --           --       1,728
Other expenses..........     2,019        1,008       490       418        498         706         (384)      4,755
Income before provision
 for income taxes.......       852          344        56       121         57          33          (57)      1,406
Income after provision
 for income taxes.......       511          217        34        86         47          85          (56)        924
Total assets............    86,042       75,872     2,801    11,714        901      18,900       (6,954)    189,276
Deferred policy
 acquisition costs......     6,495           29        56       647         --          --           --       7,227
Separate account assets.    12,403       27,715        --     3,645         --          --           --      43,763
Policyholder
 liabilities............    67,220       48,253     1,562     6,045         --           1          (55)    123,026
Separate account
 liabilities............   $12,386      $27,368    $   --    $3,645        $--      $   --       $   --     $43,399

  The individual segment includes an equity ownership interest in Nvest Companies, L.P. ("Nvest") under the equity method of accounting. Nvest has been included within the asset management segment due to the types of products and strategies employed by the entity. The individual segment's equity in earnings of Nvest, which is included in net investment income, was $49, $45 and $43 for the years ended December 31, 1998, 1997 and 1996, respectively. The investment in Nvest was $252, $216 and $152 at December 31, 1998, 1997 and 1996, respectively.

  Net investment income and net realized investment gains are based upon the actual results of each segment's specifically identifiable asset portfolio. Other costs and operating costs were allocated to each of the segments based upon: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

  The consolidation/elimination column includes the elimination of all intersegment amounts and the individual segment's ownership interest in Nvest. The principal component of the intersegment amounts related to intersegment loans, which bore interest at rates commensurate with related borrowings.

  Revenues derived from any customer did not exceed 10% of consolidated revenues. Revenues from U.S. operations were $25,643, $22,664 and $21,762 for the years ended December 31, 1998, 1997 and 1996, respectively, which represented 96%, 93% and 94%, respectively, of consolidated revenues.

                      NEW ENGLAND VARIABLE ANNUITY FUND I
                      -----------------------------------

PART C.  OTHER INFORMATION
         -----------------

ITEM 28. FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

    (a)  Financial Statements

    (1) The following financial statements of the Registrant are included in Part B of this Post-Effective Amendment on Form N-3:

         Statement of Assets and Liabilities as of December 31, 1998.

         Statement of Operations for the year ended December 31, 1998.

         Statements of Changes in Net Assets for the years ended December 31, 1998 and 1997.

         Statement of Supplementary Information - Selected Per Unit Data and Ratios.

         Notes to Financial Statements.

         Portfolio of Investments as of December 31, 1998.

    (2) The following financial statements of the Company are included in Part B of this Post-Effective Amendment on Form N-3:

         Consolidated Balance Sheets as of December 31, 1998 and 1997.

         Consolidated Statements of Income for the years ended December 31, 1998, 1997 and 1996.

         Consolidated Statements of Equity for the years ended December 31, 1998, 1997 and 1996.

         Consolidated Statements of Cash Flows for the years ended December 31, 1998, 1997 and 1996.

         Notes to Consolidated Financial Statements.

    (b)  Exhibits

    (1) (i) Resolutions of the Board of Directors of New England Mutual Life Insurance Company establishing the Fund are incorporated herein by reference to Registration Statement on Form N-3 (No. 333-11137) filed on August 30, 1996.

                                     III-1

         (ii) Resolutions of the Board of Directors of the Company adopting the Fund as a separate account are incorporated herein by reference to the Registration Statement on Form N-3 (No. 333-11137) filed on August 30, 1996.

    (2) Amended and Restated Rules and Regulations of the Fund are incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-3 (File No. 333-11137) filed on April 30, 1997.

    (3) Form of Safekeeping Agreement is incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-3 (File No. 333-11137) filed on May 1, 1998.

         Custodian Fee Schedule is incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-3 (File No. 333-11137) filed on May 1, 1998.

    (4) Advisory Agreement is incorporated herein by reference to Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996.

    (5) Distribution Agreement is incorporated herein by reference to Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996.

    (6) (i) Form of variable annuity contract is incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-3 (File No. 333-11137) filed on May 1, 1998.

         (ii) Additional forms of variable annuity contract are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-3 (No. 333-11137) filed on February 16, 1999.

         (iii) Form of Endorsement: Tax-Sheltered Annuity is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-3 (No. 333-11137) filed on February 16, 1999.

         (iv) Form of Endorsement: Individual Retirement Annuity is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-3 (No. 333-11137) filed on February 16, 1999.

         (v) Form of Metropolitan Life Insurance Company Endorsement to New England Mutual Life Insurance Company variable annuity contract is incorporated herein by reference to the Registration Statement on Form N-3 (No. 333-11137) filed on August 30, 1996.

         (vi)  Form of Endorsement:  (Settlement Option Table).

                                     III-2

    (7) Forms of application are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-3 (No. 333-11137) filed on February 16, 1999.

    (8) (i) Charter and By-Laws of Metropolitan Life Insurance Company are incorporated herein by reference to Registration Statement on Form N-3 (No. 333-11137) filed August 30, 1996.

          (ii) By-Laws Amendment is incorporated herein by reference to the Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996.

    (9)   None

    (10)  None

    (11) (i) Form of Administrative Agreement is incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-3 (File No. 333-11137) filed on May 1, 1998.

          (ii) Administrative Services Agreement is incorporated by reference to the Registration Statement on Form N-3 (File No. 333-11137) filed August 30, 1996.

    (12)  Opinion and Consent of Christopher P. Nicholas, Esq.

    (13)  (i)   Consent of Deloitte & Touche LLP.

          (ii)  Consent of Ropes & Gray.

    (14)  None.

    (15)  None.

    (16) Schedule for computation of performance quotations is incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-3 (File No. 333-11137) filed on May 1, 1998.

    (17)  Powers of Attorney.

          (i) Metropolitan Life Insurance Company. Powers of Attorney are incorporated herein by reference to the Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996, except for Gerald Clark, Burton A. Dole and Charles M. Leighton whose powers of attorney were filed with Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-11137) filed April 30, 1997 and Robert H. Benmosche, Jon F. Danski and Stewart G. Nagler whose

                                     III-3
          powers of attorney were filed with Post-Effective Amendment No. 23 of the Registration Statement of Metropolitan Life Separate Account E (File No. 2-90380) filed April 3, 1998.


          (ii)  Board of Managers of the Fund.

    (27)  Financial Data Schedule.


ITEM 29.  DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY

        Name and Principal             Positions and Offices with               Positions and Offices
         Business Address                   Insurance Company                      with Registrant
Curtis H. Barnette                              Director                                None
Chairman and Chief
Executive Officer
Bethlehem Steel Corporation
1170 Eighth Avenue
Martin Tower 2118
Bethlehem, PA  18016-7699

Robert H. Benmosche                 Chairman of the Board, President                    None
Metropolitan Life Insurance            and Chief Executive Officer
Company
One Madison Avenue
New York, NY   10010

Gerald Clark                         Vice-Chairman of the Board and                     None
Metropolitan Life Insurance             Chief Investment Officer
Company
One Madison Avenue
New York, NY  10010

Joan Ganz Cooney                                Director                                None
Chairman, Executive Committee
Children's Television Workshop
One Lincoln Plaza
New York, NY  10023

                                     III-4

        Name and Principal             Positions and Offices with               Positions and Offices
         Business Address                   Insurance Company                      with Registrant
Burton A. Dole, Jr.                             Director                                None
Retired Chairman, President and
Chief Executive Officer
Puritan Bennett
P.O. Box 208
Pauma Valley, CA  92061

James R. Houghton                               Director                                None
Retired Chairman of the Board
Corning Incorporated
80 East Market Street 2nd Floor
Corning, NY  14830

Harry P. Kamen                         Retired Chairman and Chief                       None
Metropolitan Life Insurance                 Executive Officer
Company
200 Park Avenue, Suite 5700
New York, NY   10166

Helene L. Kaplan                                Director                                None
Of Counsel, Skadden, Arps
Slate Meagher and Flom
919 Third Avenue
New York, NY   10022

Charles H. Leighton                             Director                                None
Retired Chairman of the Board
CML Group, Inc.
P.O. Box 247
Bolton, MA  01740

Allen E. Murray                                 Director                                None
Retired Chairman of the Board and
Chief Executive Officer
Mobil Corporation
375 Park Avenue, Suite 2901
New York, NY   10152

                                     III-5

        Name and Principal             Positions and Offices with               Positions and Offices
         Business Address                   Insurance Company                      with Registrant
Stewart G. Nagler                    Vice-Chairman of the Board and                     None
Metropolitan Life Insurance              Chief Financial Officer
Company
One Madison Avenue
New York, NY  10010

John J. Phelan, Jr.                             Director                                None
Retired Chairman and Chief
Executive Officer
New York Stock Exchange, Inc.
P. O. Box 312
Mill Neck, NY   11765

Hugh B. Price                                   Director                                None
President and Chief Executive
Officer
National Urban League, Inc.
120 Wall Street, 7th & 8th Floors
New York, NY   10005

Robert G. Schwartz                   Retired Chairman of the Board,                     None
Metropolitan Life Insurance           President and Chief Executive
Company                                         Officer
200 Park Avenue, Suite 5700
New York, NY   10166

Ruth J. Simmons, PH.D.                          Director                                None
President
Smith College
College Hall 20
North Hampton, MA  01063

William C. Steere, Jr.                          Director                                None
Chairman of the Board and Chief
Executive Officer
Pfizer, Inc.
235 East 42nd Street
New York, NY   10017

                                     III-6

Set forth below is a list of certain principal officers of Metropolitan Life. The principal business address of each officer of Metropolitan Life is One
Madison Avenue, New York, New York   10010.

             Name                           Position with Company               Position with Registrant
Robert H. Benmosche              Chairman of the Board, President and Chief               None
                                 Executive Officer

Gary A. Beller                   Senior Executive Vice-President and General              None
                                 Counsel

Gerald Clark                     Vice-Chairman of the Board and Chief                     None
                                 Investment Officer

Stewart C. Nagler                Vice-Chairman of the Board and Chief                     None
                                 Financial Officer

C. Robert Hendrickson            Senior Executive Vice-President                          None
William J. Toppeta               Senior Executive Vice-President                          None
John H. Tweedie                  Senior Executive Vice-President                          None
Jeffrey J. Hodgman               Executive Vice-President                                 None
Terence I. Lennon                Executive Vice-President                                 None
David A. Levene                  Executive Vice-President                                 None
Judy E. Weiss                    Executive Vice-President and Chief Actuary               None
Richard M. Blackwell             Senior Vice-President                                    None
Alexander D. Brunini             Senior Vice-President                                    None
Jon F. Danski                    Senior Vice-President and Controller                     None
James B. Digney                  Senior Vice-President                                    None
William T. Friedewald, M.D.      Senior Vice-President                                    None
Ira Friedman                     Senior Vice-President                                    None
Anne E. Hayden                   Senior Vice-President                                    None
Sibyl C. Jacobson                Senior Vice-President                                    None
Joseph W. Jordan                 Senior Vice-President                                    None
Kernan F. King                   Senior Vice-President                                    None
Nicholas D. Latrenta             Senior Vice-President                                    None
Leland C. Launer, Jr.            Senior Vice-President                                    None
Gary E. Lineberry                Senior Vice-President                                    None
James L. Lipscomb                Senior Vice-President                                    None
William D. Livesey               Senior Vice-President                                    None
James M. Logan                   Senior Vice-President                                    None
Eugene Marks, Jr.                Senior Vice-President                                    None
William R. Prueter               Senior Vice-President                                    None

                                     III-7

             Name                           Position with Company               Position with Registrant
Joseph A. Reali                  Senior Vice-President                                    None
Vincent P. Reusing               Senior Vice-President                                    None
Felix Schirripa                  Senior Vice-President                                    None
Robert E. Sollmann, Jr.          Senior Vice-President                                    None
Thomas L. Stapleton              Senior Vice-President & Tax Director                     None
James F. Stenson                 Senior Vice-President                                    None
Stanley J. Talbi                 Senior Vice-President                                    None
Richard R. Tartre                Senior Vice-President                                    None
James A. Valentino               Senior Vice-President                                    None
Lisa Weber                       Senior Vice-President                                    None
William J. Wheeler               Senior Vice-President and Treasurer                      None
Anthony J. Williamson            Senior Vice-President                                    None
Louis J. Ragusa                  Vice-President and Secretary                             None

The principle occupation of each officer, except the following officers during the last five years has been as an officer of MetLife or an affiliate thereof. Gary A. Beller has been an officer of MetLife since November, 1994; prior thereto, he was a Consultant and Executive Vice-President and General Counsel of the American Express Company. Robert H. Benmosche has been an officer of MetLife since September, 1995; prior thereto, he was an Executive Vice-President of Paine Webber. Terence I. Lennon has been an officer of MetLife since March, 1994; prior thereto, he was Assistant Deputy Superintendent and Chief Examiner of the New York State Department of Insurance. Richard R. Tartre has been an officer of Metropolitan Life since January 13, 1997, prior thereto he was President and CEO of Astra Management Corp. William J. Wheeler became an officer of Metropolitan Life since October 13, 1997; prior thereto he was Senior Vice-President, Investment Banking of Donaldson, Lufkin and Jenrette. Lisa Weber has been an officer of Metropolitan Life since March 16, 1998; prior thereto she was a Director of Diversity Strategy and Development and an Associate Director of Human Resources of PaineWebber. Jon F. Danski has been an officer of Metropolitan Life since March 25, 1998; prior thereto he was Senior Vice-President, Controller and General Auditor at ITT Corporation. The business address of each officer is One Madison Avenue, New York, New York 10010.

ITEM 30. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT.

The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. No person has the direct or indirect power to control Metropolitan Life Insurance Company. As a mutual life insurance company, Metropolitan Life Insurance Company has no stockholders. Its Board of Directors is elected in accordance with New York Insurance Law by Metropolitan's policyholders, whose policies or contracts have been in force for at least one year. Each such policyholder has only one vote, irrespective of the number of policies or contracts held and the amount thereof. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance Company:

                                     III-8

           ORGANIZATIONAL STRUCTURE OF METROPOLITAN AND SUBSIDIARIES
                            AS OF DECEMBER 31, 1998

The following is a list of subsidiaries of Metropolitan Life Insurance Company ("Metropolitan") as of December 31, 1998. Those entities which are listed at the left margin (labelled with capital letters) are direct subsidiaries of Metropolitan. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of such indented entity and, therefore, an indirect subsidiary of Metropolitan. Certain inactive subsidiaries have been omitted from the Metropolitan Organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.  Metropolitan Tower Corp. (Delaware)

  1.  Metropolitan Property and Casualty Insurance Company (Rhode Island)

    a.  Metropolitan Group Property and Casualty Insurance Company
              (Rhode Island)

       i.  Metropolitan Reinsurance Company (U.K.) Limited
              (Great Britain)

     b.  Metropolitan Casualty Insurance Company (Rhode Island)
     c.  Metropolitan General Insurance Company (Rhode Island)
     d.  Metropolitan Direct Property and Casualty Insurance Company
              (Georgia)
     e.  Metropolitan P&C Insurance Services, Inc. (California)
     f.  Metropolitan Lloyds, Inc. (Texas)
     g.  Met P&C Managing General Agency, Inc. (Texas)

  2.  Metropolitan Insurance and Annuity Company (Delaware)

     a.  MetLife Europe I, Inc. (Delaware)
     b.  MetLife Europe II, Inc. (Delaware)
     c.  MetLife Europe III, Inc. (Delaware)
     d.  MetLife Europe IV, Inc. (Delaware)
     e.  MetLife Europe V, Inc. (Delaware)

  3.  MetLife General Insurance Agency, Inc. (Delaware)

     a.  MetLife General Insurance Agency of Alabama, Inc. (Alabama)
     b.  MetLife General Insurance Agency of Kentucky, Inc. (Kentucky)
     c.  MetLife General Insurance Agency of Mississippi, Inc. (Mississippi)

                                     III-9

     d.  MetLife General Insurance Agency of Texas, Inc. (Texas)
     e.  MetLife General Insurance Agency of North Carolina, Inc.
        (North Carolina)
     f.  MetLife General Insurance Agency of Massachusetts, Inc.
        (Massachusetts)

  4.  Metropolitan Asset Management Corporation (Delaware)

        (a.) MetLife Capital, Limited Partnership (Delaware) Partnership interests in MetLife Capital, Limited Partnership are held by Metropolitan (90%) and Metropolitan Asset Management Corporation (10%).

          (i.) MetLife Capital Credit L.P. (Delaware).
               Partnership interests in MetLife Capital Credit L.P. are held by Metropolitan (90%) and Metropolitan Asset Management
               Corporation (10%).

               (1) MetLife Capital CFLI Holdings, LLC  (DE)

                 (a.) MetLife Capital CFLI Leasing, LLC   (DE)

     b. MetLife Financial Acceptance Corporation (Delaware). MetLife Capital Holdings, Inc. holds 100% of the voting preferred stock of MetLife Financial Acceptance Corporation. Metropolitan Property and Casualty Insurance Company holds 100% of the common stock of MetLife Financial Acceptance Corporation.

     c. MetLife Investments Limited (United Kingdom). 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

     d. MetLife Investments Asia Limited (Hong Kong). One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

  5.   SSRM Holdings, Inc. (Delaware)

      a.  GFM Investments Limited (Delaware)

      b. State Street Research & Management Company (Delaware). Is a sub-investment manager for the Growth, Income, Diversified and Aggressive Growth Portfolios of Metropolitan Series Fund, Inc.

        i.  State Street Research Investment Services, Inc. (Massachusetts)

                                     III-10

     c.  SSR Realty Advisors, Inc. (Delaware)

        i.  Metric Management Inc. (Delaware)
        ii. Metric Property Management, Inc. (Delaware)

           (1) Metric Realty (Delaware). SSR Realty Advisors, Inc. and Metric Property Management, Inc. each hold 50% of the common stock of Metric Realty.

              (a) Metric Institutional Apartment Fund II, L.P. (California). Metric Realty holds a 1% interest as general partner and Metropolitan holds an approximately 14.6% limited partnership interest in Metric Institutional Apartment Fund II, L.P.

           (2) Metric Colorado, Inc. (Colorado). Metric Property Management, Inc. holds 80% of the common stock of Metric Colorado, Inc.

        iii. Metric Capital Corporation (California)
        iv.  Metric Assignor, Inc. (California)
        v.   SSR AV, Inc. (Delaware)

  6.  MetLife Holdings, Inc. (Delaware)

     a.  MetLife Funding, Inc. (Delaware)
     b.  MetLife Credit Corp. (Delaware)

  7.  Metropolitan Tower Realty Company, Inc. (Delaware)

  8.  Met Life Real Estate Advisors, Inc. (California)

  9.  Security First Group, Inc. (DE)

     a.  Security First Life Insurance Company (DE)
     b.  Security First Insurance Agency, Inc. (MA)
     c.  Security First Insurance Agency, Inc. (NV)
     d.  Security First Group of Ohio, Inc. (OH)
     e.  Security First Financial, Inc. (DE)
     f.  Security First Investment Management Corporation (DE)
     g.  Security First Management Corporation (DE)
     h.  Security First Real Estate, Inc. (DE)
     i.  Security First Financial Agency, Inc. (TX)

  10.  Natiloportem Holdings, Inc. (Delaware)

B.  Metropolitan Tower Life Insurance Company (Delaware)

                                     III-11

C.  MetLife Security Insurance Company of Louisiana (Louisiana)

D.  MetLife Texas Holdings, Inc. (Delaware)

   1.  Texas Life Insurance Company (Texas)

       a.  Texas Life Agency Services, Inc. (Texas)

       b.  Texas Life Agency Services of Kansas, Inc. (Kansas)

E.  MetLife Securities, Inc. (Delaware)

F.  23rd Street Investments, Inc. (Delaware)

G.  Services La Metropolitaine Quebec, Inc. (Quebec, Canada)

H. Santander Met, S.A. (Spain). Shares of Santander Met, S.A. are held by Metropolitan (50%) and by an entity (50%) unaffiliated with Metropolitan.

  1. Seguros Genesis, S.A. (Spain)
  2. Genesis Seguros Generales, Sociedad Anomina de Seguros y Reaseguros (Spain)

I.  MetLife Saengmyoung Insurance Company Ltd. (Korea).

J.  Metropolitan Life Seguros de Vida S.A. (Argentina)

K.  Metropolitan Life Seguros de Retiro S.A. (Argentina).

L.  Met Life Holdings Luxembourg (Luxembourg)

M.  Metropolitan Life Holdings, Netherlands BV (Netherlands)

N.  MetLife International Holdings, Inc. (Delaware)

O.  Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)

P.  Metropolitan Marine Way Investments Limited (Canada)

Q. P.T. MetLife Sejahtera (Indonesia) Shares of P.T. MetLife Sejahtera are held by Metropolitan (80%) and by an entity (20%) unaffiliated with Metropolitan.

R. Seguros Genesis S.A. (Mexico) Metropolitan holds 85.49%, Metropolitan Tower Corp. holds 7.31% and Metropolitan Asset Management Corporation holds 7.20% of the common stock of Seguros Genesis S.A.

                                     III-12

S. Metropolitan Life Seguros de Vida S.A. (Uruguay). One share of Metropolitan Life Seguros de Vida S.A. is held by Alejandro Miller Artola, a nominee of Metropolitan Life Insurance Company.

T.  Metropolitan Life Seguros E Previdencia Privada S.A. (Brazil)

U.  Hyatt Legal Plans, Inc. (Delaware)

  1. Hyatt Legal Plans of Florida, Inc. (Fl)

V. One Madison Merchandising L.L.C. (Connecticut) Ownership of membership interests in One Madison Merchandising L.L.C. is as follows: Metropolitan owns 99% and Metropolitan Tower Corp. owns 1%.

W.  Metropolitan Realty Management, Inc. (Delaware)

  1. Edison Supply and Distribution, Inc. (Delaware)
  2. Cross & Brown Company (New York)

     a. CBNJ, Inc. (New Jersey)

X.  MetPark Funding, Inc. (Delaware)

Y.  2154 Trading Corporation (New York)

Z.  Transmountain Land & Livestock Company (Montana)

AA.  Farmers National Company (Nebraska)

  1. Farmers National Commodities, Inc. (Nebraska)

  2. Farmers National Marketing Group, LLC (Iowa) Ownership of membership interests in Farmers National Marketing Group, LLC is as follows:
     Farmers National Company (50%) and an entity unaffiliated with Metropolitan (50%).

A.B. MetLife Trust Company, National Association. (United States) A.C. Benefit Services Corporation (Georgia)
A.D.  G.A. Holding Corporation (MA)
A.E.  TNE-Y, Inc. (DE)
A.F.  CRH., Inc. (MA)
A.G.  NELRECO Troy, Inc. (MA)
A.H.  TNE Funding Corporation (DE)
A.I.  L/C Development Corporation (CA)
A.J.  Boylston Capital Advisors, Inc. (MA)

                                     III-13

   1. New England Portfolio Advisors, Inc. (MA)
A.K. CRB Co., Inc. (MA) AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB Co., Inc.
A.L.  New England Life Mortgage Funding Corporation (MA)
A.M. Mercadian Capital L.P. (DE). Metropolitan holds a 95% limited partner interest and an unaffiliated third party holds 5% of Mercadian Capital L.P.
A.N. Mercadian Funding L.P. (DE). Metropolitan holds a 95% limited partner interest and an unaffiliated third party holds 5% of Mercadian Funding L.P.
A.O.  Tower Resources Group, Inc. (DE)

A.P.  MetLife New England Holdings, Inc. (DE)
   1.  Fulcrum Financial Advisors, Inc. (MA)
   2.  New England Life Insurance Company (MA)
     a.  New England Life Holdings, Inc. (DE)
       i. New England Securities Corporation (MA)
          (1) Hereford Insurance Agency, Inc. (MA)
          (2) Hereford Insurance Agency of Alabama, Inc. (AL)
          (3) Hereford Insurance Agency of Minnesota, Inc. (MN)
          (4) Hereford Insurance Agency of Ohio, Inc. (OH)
          (5) Hereford Insurance Agency of New Mexico, Inc. (NM)
       ii.  TNE Advisers, Inc. (MA)
       iii. TNE Information Services, Inc. (MA)
         (1) First Connect Insurance Network, Inc. (DE)
         (2) Interative Financial Solutions, Inc. (MA)
       iv.  N.L. Holding  Corp. (Del)(NY)
         (1) Nathan & Lewis Securities, Inc. (NY)
         (2) Nathan & Lewis Associates, Inc. (NY)
             (a) Nathan and Lewis Insurance Agency of  Massachusetts, Inc. (MA)
             (b) Nathan and Lewis Associates of Texas, Inc. (TX)
         (3) Nathan & Lewis Associates--Arizona, Inc. (AZ)
         (4) Nathan & Lewis of Nevada, Inc. (NV)
         (5) Nathan and Lewis Associates Ohio, Incorporated (OH)
     b. Exeter Reassurance Company, Ltd. (MA)
     c. Omega Reinsurance Corporation (AZ)
     d. New England Pension and Annuity Company (DE)
     e. Newbury Insurance Company, Limited (Bermuda)
   3. Nvest Corporation (MA)
     a. Nvest, L.P. (DE) Nvest Corporation holds a 1.69% general partnership interest and MetLife New England Holdings, Inc. 3.19% general partnership interest in Nvest, L.P.
     b. Nvest Companies, L.P. (DE) Nvest Corporation holds a 0.0002% general partnership interest in Nvest Companies, L.P. Nvest, L.P. holds a 14.64% general partnership interest in Nvest Companies, L.P. Metropolitan holds a 46.23% limited partnership interest in Nvest Companies, L.P.
        i. Nvest Holdings, Inc. (DE)

                                     III-14

      (1)   Back Bay Advisors, Inc. (MA)
        (a) Back Bay Advisors, L.P. (DE)
            Back Bay Advisors, Inc.
            holds a 1% general partner interest and NEIC Holdings, Inc. holds a 99% limited partner interest in Back Bay Advisors, L.P.
      (2)   R & T Asset Management, Inc. (MA)
        (a) Reich & Tang Distributors, Inc. (DE)
        (b) R & T Asset Management L.P.
            R & T Asset Management, Inc.
            holds a 0.5% general partner interest and NEIC Holdings, Inc. hold a 99.5% limited partner interest in R & T
            Asset Management, L.P.
        (c) Reich & Tang Services, Inc. (DE)
      (3)   Loomis, Sayles & Company, Inc. (MA)
        (a) Loomis Sayles & Company, L.P. (DE)
            Loomis Sayles & Company, Inc.
            holds a 1% general partner interest and
            R & T Asset Management, Inc. holds a 99% limited partner interest in Loomis Sayles &
            Company, L.P.
      (4)   Westpeak Investment Advisors, Inc. (MA)
        (a) Westpeak Investment Advisors, L.P. (DE)
            Westpeak Investment Advisors, Inc.
            holds a 1% general partner interest and
            Reich & Tang holds a 99% limited
            partner interest in Westpeak Investment
            Advisors, L.P.
                  (i) Westpeak Investment Advisors  Australia Limited Pty.
      (5)   Vaughan, Nelson Scarborough & McCullough (DE)
        (a) Vaughan, Nelson Scarborough & McCullough, L.P. (DE)
            VNSM, Inc. holds a 1% general partner interest and Reich & Tang Asset Management, Inc. holds a 99% limited partner interest in Vaughan, Nelson
            Scarborough & McCullough, L.P.

                  (i)  VNSM Trust Company

      (6)   MC Management, Inc. (MA)
        (a) MC Management, L.P. (DE)
            MC Management, Inc. holds a 1% general partner interest and R & T Asset Management, Inc.
            holds a 99% limited partner interest in MC
            Management, L.P.

                                     III-15

      (7)   Harris Associates, Inc. (DE)
        (a) Harris Associates Securities L.P. (DE)
            Harris Associates, Inc. holds a 1% general partner
            interest and Harris Associates L.P. holds a
            99% limited partner interest in Harris Associates
            Securities, L.P.
        (b) Harris Associates L.P. (DE)
            Harris Associates, Inc. holds a 0.33% general
            partner interest and NEIC Operating Partnership,
            L.P. holds a 99.67% limited partner interest in
            Harris Associates L.P.
                 (i)  Harris Partners, Inc. (DE)
                 (ii) Harris Partners L.L.C. (DE)
                      Harris Partners, Inc. holds a 1%
                      membership interest and
                      Harris Associates L.P. holds a 99%
                      membership interest in Harris Partners L.L.C.
                   (1) Aurora Limited Partnership (DE)
                       Harris Partners L.L.C. holds a 1%
                         general partner interest
                   (2) Perseus Partners L.P. (DE) Harris  Partners L.L.C. holds a 1% general partner interest
                   (3) Pleiades Partners L.P. (DE)   Harris
                       Partners L.L.C. holds a 1% general
                       partner interest
                   (4) Stellar Partners L.P. (DE)
                       Harris Partners L.L.C. holds a 1% general partner interest

                   (5) SPA Partners L.P. (DE) Harris Partners L.L.C. holds a 1%
                         general partner interest
      (8)   Graystone Partners, Inc. (MA)
        (a) Graystone Partners, L.P. (DE)
            Graystone Partners, Inc. holds a 1%
            general partner interest and New England
            NEIC Operating Partnership, L.P.
            holds a 99% limited partner interest in
            Graystone Partners, L.P.

      (9)   NEF Corporation (MA)
        (a) New England Funds, L.P. (DE) NEF Corporation holds a
            1% general partner interest and NEIC Operating
            Partnership, L.P. holds a 99% limited
            partner interest in New England Funds, L.P.
        (b) New England Funds Management, L.P. (DE) NEF
            Corporation holds a 1% general partner interest and

                                     III-16

            NEIC Operating Partnership, L.P. holds a 99% limited partner interest in New England Funds
            Management, L.P.
     (10)   New England Funds Service Corporation
     (11)   AEW Capital Management, Inc. (DE)

          (a) AEW Securities, L.P. (DE) AEW Capital Management, Inc. holds a 1% general partnership and AEW Capital Management, L.P.
              holds a 99% limited partnership interest in AEW Securities, L.P.
  ii.     Nvest Associates, Inc.
  iii.    Snyder Capital Management, Inc.
     (1) Snyder Capital Management, L.P. NEIC Operating
       Partnership holds a 99.5% limited partnership
       interest and Snyder Capital Management Inc. holds a
       0.5% general partnership interest.
  iv.     Jurika & Voyles, Inc.
     (1) Jurika & Voyles, L.P NEIC Operating Partnership,
       L.P. holds a 99% limited partnership interest and
       Jurika & Voyles, Inc. holds a 1% general partnership
       interest.
   v.    Capital Growth Management, L.P. (DE)
         NEIC Operating Partnership, L.P. holds a 50% limited partner interest in Capital Growth Management, L.P.
  vi.    Nvest Partnerships, LLC ( )
  vii.   AEW Capital Management L.P. (DE)
        New England Investment Companies, L.P. holds a 99% limited partner interest and AEW Capital Management, Inc. holds a 1% general partner interest in AEW Capital Management, L.P.
       (1) AEW II Corporation (  )
       (2) AEW Partners III, Inc. (   )
       (3) AEW TSF, Inc. (   )
       (4) AEW Exchange Management, LLC
       (5) AEWPN, LLC (   )
  (6) AEW Investment Group, Inc. (MA)
     (a) Copley Public Partnership Holding, L.P. (MA)
        AEW Investment Group, Inc. holds a 25% general partnership interest and AEW Capital Management, L.P. holds a 75% limited partnership interest in Copley Public Partnership
        Holding, L.P.
     (b) AEW Management and Advisors L.P. (MA)
        AEW Investment Group, Inc. holds a 25% general partnership interest and AEW Capital Management, L.P. holds a 75% limited partnership interest in AEW Management and Advisors L.P.
       ii. AEW Real Estate Advisors, Inc. (MA)
         1.     AEW Advisors, Inc. (MA)

                                     III-17

         2.     Copley Properties Company, Inc. (MA)
         3.     Copley Properties Company II, Inc. (MA)
         4.     Copley Properties Company III, Inc. (MA)
         5.     Fourth Copley Corp. (MA)
         6.     Fifth Copley Corp. (MA)
         7.     Sixth Copley Corp. (MA)
         8.     Seventh Copley Corp. (MA).
         9.     Eighth Copley Corp. (MA).
        10.     First Income Corp. (MA).
        11.     Second Income Corp. (MA).
        12.     Third Income Corp. (MA).
        13.     Fourth Income Corp. (MA).
        14.     Third Singleton Corp. (MA).
        15.     Fourth Singleton Corp. (MA)
        16.     Fifth Singleton Corp. (MA)
        17.     Sixth Singleton Corp. (MA).
        18.     BCOP Associates L.P. (MA)
                AEW Real Estate Advisors, Inc. holds a 1% general partner interest in BCOP Associates L.P.
       ii. CREA Western Investors I, Inc. (MA)
         1. CREA Western Investors I, L.P. (DE)
           CREA Western Investors I, Inc. holds a 24.28% general partnership interest and Copley Public Partnership Holding, L.P. holds a 57.62% limited partnership interest in CREA Western Investors I, L.P.
      iii. CREA Investors Santa Fe Springs, Inc. (MA)

  (7) Copley Public Partnership Holding, L.P. (DE)
      AEW Capital Management, L.P. holds a 75% limited partner interest and AEW Investment Group, Inc. holds a 25% general partner interest and CREA Western Investors I, L.P holds a 57.62% Limited Partnership interest.

  (8) AEW Real Estate Advisors, Limited Partnership (MA)
      AEW Real Estate Advisors, Inc. holds a 25% general partnership interest and AEW Capital Management, L.P. holds a 75% limited partnership interest in AEW Real Estate Advisors, Limited Partnership.
  (9) AEW Hotel Investment Corporation (MA)
    (a.) AEW Hotel Investment, Limited Partnership (MA)
        AEW Hotel Investment Corporation holds a 1% general partnership interest and AEW Capital Management, L.P. holds a 99% limited partnership interest in AEW Hotel Investment, Limited Partnership.
  (10) Aldrich Eastman Global Investment Strategies, LLC (DE)
       AEW Capital Management, L.P. holds a 25% membership interest and an unaffiliated third party holds a 75% membership interest in Aldrich Eastman Global Investment Strategies, LLC.

                                     III-18

In addition to the entities listed above, Metropolitan (or where indicated an affiliate) also owns an interest in the following entities, among others:

1) CP&S Communications, Inc., a New York corporation, holds federal radio communications licenses for equipment used in Metropolitan owned facilities and airplanes. It is not engaged in any business.

2) Quadreal Corp., a New York corporation, is the fee holder of a parcel of real property subject to a 999 year prepaid lease. It is wholly owned by Metropolitan, having been acquired by a wholly owned subsidiary of Metropolitan in 1973 in connection with a real estate investment and transferred to Metropolitan in 1988.

3) Met Life International Real Estate Equity Shares, Inc., a Delaware corporation, is a real estate investment trust. Metropolitan owns approximately 18.4% of the outstanding common stock of this company and has the right to designate 2 of the 5 members of its Board of Directors.

4) Metropolitan Structures is a general partnership in which Metropolitan owns a 50% interest.

5) Metropolitan owns, via its subsidiary, AFORE Genesis Metropolitan S.A. de C.V., approximately 61.7% of SIEFORE Genesis S.A. de C.V., a mutual fund.

6) Metropolitan owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

7) Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company ("MET P&C"), serves as the attorney-in-fact and manages the association.

8) Metropolitan directly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. Holding Corp. (DEL), an indirect wholly owned subsidiary of Metropolitan.

9)  100% of the capital stock of Hereford Insurance Agency of Oklahoma, Inc.
(OK) is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

10) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. (TX) is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

                                     III-19

11) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan serves as the general partner of the limited partnerships and Metropolitan directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following company: Coating Technologies International, Inc.

NOTE: THE METROPOLITAN LIFE ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METROPOLITAN LIFE AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.


Item 31.   Number of Contractowners

As of March 31, 1999, there were 702 owners of tax-qualified contracts and 159 owners of non-qualified contracts offered by Registrant.

Item 32.   Indemnification

Article IV of the Registrant's Amended and Restated Rules and Regulations provides for the indemnification of its directors and officers as follows:

"The Fund shall indemnify each of the members its Board of Managers and officers (including persons who serve at its request as directors, officers, or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees, reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal before any court or administrative or legislative body, in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a member or officer or by reason of his being or having been such a member or officer, except with respect to any matter as to which he shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund and except that no member or officer shall be indemnified against any liability to the Fund or its Contractholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Expenses, including counsel fees, so incurred by any such member or officer may be paid by the Fund in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Fund if it is ultimately determined that indemnification of such expenses is not authorized under this Article.

                                     III-20

"As to any matter disposed of by a compromise payment by such member or officer, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such compromise shall be approved as in the best interests of the Fund, after notice that it involves such indemnification, (a) by a disinterested majority of the members of the Board of Managers then in office; or (b) by a majority of the disinterested members of the Board of Managers then in office; or (c) by any disinterested person or persons to whom the question may be referred by the Board of Managers, provided that in the case of approval pursuant to clause (b) or (c) there has been obtained an opinion in writing of independent legal counsel to the effect that such member or officer appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund and that such indemnification would not protect such member or officer against any liability to the Fund or its Contractholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; or (d) by the Contractholders holding a majority of the votes at the time entitled to vote for members of the Board of Managers, exclusive of the votes of any interested member or officer. Approval by the Board of Managers pursuant to clause (a) or (b) or by any disinterested person or persons pursuant to clause
(c) of this paragraph shall not prevent the recovery from any officer or member of any amount paid to him in accordance with either of such clauses as indemnification if such officer or member is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund or to have been liable to the Fund or its Contractholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

"The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any member or officer of the Board of Managers may be entitled. As used in this Article, the terms "member" and "officer" include their respective heirs, executors and administrators, and "interested" member or officer is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or had been pending, and a "disinterested person" is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending. Nothing contained in this Article shall affect any rights to indemnification to which Fund personnel other than members and officers may be entitled by contract or otherwise under law."

In addition, the Registrant's investment adviser maintains a professional liability insurance policy with maximum coverage of $15 million under which the Registrant and its managers are named insureds.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to managers, and affiliated persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such

                                     III-21
liabilities (other than the payment by the Registrant of expenses incurred or paid by a manager or affiliated person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such manager or affiliated person in connection with securities registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 33.  Business and Other Connections of Investment Adviser

Capital Growth Management Limited Partnership, the Registrant's investment adviser, provides investment advice to other registered investment companies and to other organizations and individuals. Such adviser's sole general partner, Kenbob, Inc., has not engaged during the past two fiscal years in any other businesses, professions, vocations or employments of a substantial nature.


Item 34. Principal Underwriters

(a) New England Securities Corporation also serves as principal underwriter for:

           New England Zenith Fund
           New England Life Retirement Investment Account
           The New England Variable Account
           New England Variable Life Separate Account
           New England Variable Annuity Separate Account

    (b) The directors and officers of the Registrant's principal underwriter, New England Securities Corporation, and their addresses are as follows:

             Name                  Positions and Offices with      Positions and Offices with
                                      Principal Underwriter                Registrant
Thomas W. McConnell*            Director, President and CEO                   None
Frederick K. Zimmermann**       Chairman of Board, Director          Chairman of the Board,
                                                                      President and Manager
Bradley W. Anderson*            Vice President                                None
Molly M. Diggins**              Vice President, General Counsel,              None
                                Secretary and Clerk
Mark A. Greco*                  Vice President and Chief                      None
                                Operating Officer
Laura A. Hutner*                Vice President                                None
Mitchell A. Karman**            Vice President                                None
John Peruzzi**                  Assistant Vice President and                  None
                                Controller

                                     III-22

             Name                  Positions and Offices with      Positions and Offices with
                                      Principal Underwriter                Registrant
Robert F. Regan***              Vice President                                None
Jonathan M. Rozek*              Vice President                                None
Andrea M. Ruesch*               Vice President                                None
Larry Thiel*                    Vice President                                None
Michael E. Toland*              Vice President, Chief Compliance              None
                                Officer, Chief Financial
                                Officer, Treasurer, Assistant
                                Secretary and Assistant Clerk
H. James Wilson**               Director                                      None

Principal Business Address:     *399 Boylston Street, Boston, MA 02116
                               **501 Boylston Street, Boston, MA 02116
                               ***500 Boylston Street, Boston, MA 02116

(c)

        (1)                   (2)                     (3)                  (4)                   (5)
                        Net Underwriting
 Name of Principal        Discounts and           Compensation
 Underwriter               Commissions            Redemption or           Brokerage        Other Compensation
                                                  Annuitization          Commissions

New England
 Securities                   $9,087                    0                     0                     0
 Corporation


Commissions are paid on behalf of New England Securities Corporation directly to agents who are registered representatives of the principal underwriter.

Item 35. Location of Accounts and Records

The following companies will maintain possession of the documents required by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

    (a)  Registrant

    (b)  New England Life Insurance Company
         501 Boylston Street
         Boston, Massachusetts 02116

    (c)  State Street Bank and Trust Company
         225 Franklin Street
         Boston, Massachusetts  02110

                                     III-23

    (d) New England Securities Corporation
        399 Boylston Street
        Boston, Massachusetts  02116

    (e) Capital Growth Management Limited Partnership
        One International Place
        Boston, Massachusetts  02110

Item 36. Management Services

         Not applicable

Item 37. Undertakings

Registrant hereby makes the following undertakings:

(1) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements contained in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2) To include either (a) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information or (b) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(3) To deliver a Statement of Additional Information and any financial statements required to be made available under this Form N-3 promptly upon written or oral request;

(4) To offer Contracts to participants in the Texas Optional Retirement Program in reliance upon Rule 6c-7 of the Investment Company Act of 1940 and to comply with paragraphs (a)-(d) of that Rule; and

(5) To comply with and rely upon the Securities and Exchange Commission No-Action Letter to the American Council of Life Insurance, dated November 28, 1988, regarding Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940.

    Metropolitan Life Insurance Company represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Contracts.

                                     III-24

                                   SIGNATURES

    As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, New England Variable Annuity Fund I, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Boston, and the Commonwealth of Massachusetts on the 26th day of April, 1999.

               NEW ENGLAND VARIABLE ANNUITY FUND I

               By:  /s/  Frederick K. Zimmermann
                    ----------------------------
                         Frederick K. Zimmermann
                         Chairman of the Board of Managers

    As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

               Signature                                 Title                          Date
Frederick K. Zimmermann*                   Chairman of the Board of Managers;      April 26, 1999
----------------------------------------      Principal Executive Officer
Frederick K. Zimmermann


John J. Arena*                                    Member of the Board              April 26, 1999
----------------------------------------
John J. Arena

John W. Flynn*                                    Member of the Board              April 26, 1999
----------------------------------------
John W. Flynn

Anne M. Goggin*                                   Member of the Board              April 26, 1999
----------------------------------------
Anne M. Goggin

Nancy Hawthorne*                                  Member of the Board              April 26, 1999
----------------------------------------
Nancy Hawthorne

Joseph M. Hinchey*                                Member of the Board              April 26, 1999
----------------------------------------
Joseph M. Hinchey

                                     III-25

               Signature                                 Title                          Date
Robert B. Kittredge*                              Member of the Board              April 26, 1999
----------------------------------------
Robert B. Kittredge

John T. Ludes*                                    Member of the Board              April 26, 1999
----------------------------------------
John T. Ludes

Dale Rogers Marshall*                             Member of the Board              April 26, 1999
----------------------------------------
Dale Rogers Marshall



By: /s/  Michele H. Abate                              April 26, 1999
         Michele H. Abate



* Executed by Michele H. Abate, Esq. on behalf of those indicated pursuant to Powers-of-attorney filed herewith.

                                     III-26

                                   SIGNATURES

          As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, Metropolitan Life Insurance Company, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Boston, and the Commonwealth of Massachusetts on the 26th day of April 1999.

                                          Metropolitan Life Insurance Company


                                          By:  /s/  GARY A. BELLER, ESQ.
                                               -------------------------
                                               GARY A. BELLER, ESQ.
                                               SENIOR EXECUTIVE VICE PRESIDENT
                                               AND GENERAL COUNSEL


Attest:  /s/  Cheryl D. Martino
         ----------------------
         Cheryl D. Martino
         Assistant Secretary


   PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDED REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED AND ON THE DATES INDICATED.


                 SIGNATURE                                   Title                          Date
        *                                     Chairman of the Board, President and
-------------------------------------------         Chief Executive Officer            April 26, 1999
   ROBERT H. BENMOSCHE                           (Principal Executive Officer)

        *                                              Vice-Chairman and
-------------------------------------------    Chief Financial Officer (Principal      April 26, 1999
   STEWART G. NAGLER                                   Financial Officer)

        *                                     Senior Vice President and Controller
-------------------------------------------      (Principal Accounting Officer)        April 26, 1999
   JON F. DANSKI

        *                                                   Director
-------------------------------------------                                            April 26, 1999
   CURTIS H. BARNETTE


                                     III-27

                 SIGNATURE                                   Title                          Date
                                               Vice Chairman and Chief Investment
        *                                                   Officer                    April 26, 1999
-------------------------------------------
   GERALD CLARK


        *                                                   Director                   April 26, 1999
-------------------------------------------
   JOAN GANZ COONEY


        *                                                   Director                   April 26, 1999
-------------------------------------------
   BURTON A. DOLE, JR.

        *                                                   Director                   April 26, 1999
-------------------------------------------
   JAMES R. HOUGHTON

        *                                                   Director                   April 26, 1999
-------------------------------------------
   HARRY P. KAMEN

        *                                                   Director                   April 26, 1999
-------------------------------------------
   HELENE L. KAPLAN

        *                                                   Director                   April 26, 1999
-------------------------------------------
   CHARLES H. LEIGHTON

        *                                                   Director                   April 26, 1999
-------------------------------------------
   ALLEN E. MURRAY

        *                                                   Director                   April 26, 1999
-------------------------------------------
   JOHN J. PHELAN, JR.

        *                                                   Director                   April 26, 1999
-------------------------------------------
   HUGH B. PRICE

                                     III-28

                 SIGNATURE                                   Title                          Date

        *                                                   Director                   April 26, 1999
-------------------------------------------
   ROBERT G. SCHWARTZ

        *                                                   Director                   April 26, 1999
-------------------------------------------
   RUTH J. SIMMONS

                                                            Director                   April 26, 1999
-------------------------------------------
   WILLIAM C. STEERE, JR.

                                                                                       April 26, 1999

/s/  CHRISTOPHER P. NICHOLAS, ESQ.
-------------------------------------------
 CHRISTOPHER P. NICHOLAS, ESQ.
 ATTORNEY-IN-FACT

Metropolitan Life Insurance Company. Executed by Christopher P. Nicholas on behalf of those indicated pursuant to Powers of Attorney. Powers of Attorney are incorporated herein by reference to the Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996, except for Gerald Clark, Burton
A. Dole and Charles M. Leighton whose powers of attorney were filed with Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-11137) filed April 30, 1997 and Robert H. Benmosche, Jon F. Danski and Stewart G. Nagler whose powers of attorney were filed with the Post-Effective Amendment No. 23 of the Registration Statement of Metropolitan Life Separate Account E (File No. 2-90380) filed April 3, 1998.

                                     III-29

                                 Exhibit Index
                                 -------------

    (1) (i) Resolutions of the Board of Directors of New England Mutual Life Insurance Company establishing the Fund are incorporated herein by reference to Registration Statement on Form N-3 (No. 333-11137) filed on August 30, 1996.

         (ii) Resolutions of the Board of Directors of the Company adopting the Fund as a separate account are incorporated herein by reference to the Registration Statement on Form N-3 (No. 333-11137) filed on August 30, 1996.

    (2) Amended and Restated Rules and Regulations of the Fund are incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-3 (File No. 333-11137) filed on April 30, 1997.

    (3) Form of Safekeeping Agreement is incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-3 (File No. 333-11137) filed on May 1, 1998.

         Custodian Fee Schedule is incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-3 (File No. 333-11137) filed on May 1, 1998.

    (4) Advisory Agreement is incorporated herein by reference to Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996.

    (5) Distribution Agreement is incorporated herein by reference to Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996.

    (6) (i) Form of variable annuity contract is incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-3 (File No. 333-11137) filed on May 1, 1998.

         (ii) Additional forms of variable annuity contract are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-3 (No. 333-11137) filed on February 16, 1999.

         (iii) Form of Endorsement: Tax-Sheltered Annuity is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-3 (No. 333-11137) filed on February 16, 1999.

         (iv) Form of Endorsement: Individual Retirement Annuity is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-3 (No. 333-11137) filed on February 16, 1999.

         (v) Form of Metropolitan Life Insurance Company Endorsement to New England Mutual Life Insurance Company variable annuity contract is incorporated herein by reference to the Registration Statement on Form N-3 (No. 333-11137) filed on August 30, 1996.

         (vi)  Form of Endorsement:  (Settlement Option Table).

    (7) Forms of application are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-3 (No. 333-11137) filed on February 16, 1999.

    (8) (i) Charter and By-Laws of Metropolitan Life Insurance Company are incorporated herein by reference to Registration Statement on Form N-3 (No. 333-11137) filed August 30, 1996.

         (ii) By-Laws Amendment is incorporated herein by reference to the Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996.

    (9)  None

    (10) None

    (11) (i) Form of Administrative Agreement is incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-3 (File No. 333-11137) filed on May 1, 1998.

         (ii) Administrative Services Agreement is incorporated by reference to the Registration Statement on Form N-3 (File No. 333-11137) filed August 30, 1996.

    (12) Opinion and Consent of Christopher P. Nicholas, Esq.

    (13) (i)   Consent of Deloitte & Touche LLP.

         (ii)  Consent of Ropes & Gray.

    (14) None.

    (15) None.

    (16) Schedule for computation of performance quotations is incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-3 (File No. 333-11137) filed on May 1, 1998.

    (17) Powers of Attorney.

         (i) Metropolitan Life Insurance Company. Powers of Attorney are incorporated herein by reference to the Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996, except for Gerald Clark, Burton A. Dole and

         Charles M. Leighton whose powers of attorney were filed with Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-11137) filed April 30, 1997 and Robert H. Benmosche, Jon F. Danski and Stewart G. Nagler whose powers of attorney were filed with Post-Effective Amendment No. 23 of the Registration Statement of Metropolitan Life Separate Account E (File No. 2-90380) filed April 3, 1998.

    (ii)  Board of Managers of the Fund

    (27)  Financial Data Schedule.

                                      -3-